Exhibit 10.4
                     Iroquois Gas Transmission System, L.P.
                                  Entire Tariff

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 Third
Revised                                 TABLE OF CONTENTS
 Sheet
 No. 1                 Description                              Sheet No.

                       Preliminary Statement                            2

                       System Map                                       3

                       Rates                                            4

                       Rate Schedules                                   9

                            RTS - Firm Reserved Transportation
                            Service                                     9

                            ITS - Interruptible Transportation
                            Service                                    26

                            PAL - Park and Loan Service                32

                       General Terms and Conditions                    41

                       Forms of Service Agreements                    141

                       Service Request Form                           181

                       Shipper Nomination Form                        188

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 Issued on: March 29, 1996                          Effective: May 1, 1996
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Original                           PRELIMINARY STATEMENT
  Sheet
  No. 2 Iroquois Gas Transmission System, L.P. is a natural gas pipeline company principally engaged in the business of transporting natural gas in interstate commerce, under authorization granted by and subject to the jurisdiction of the Federal Energy Regulatory Commission. Its pipeline system extends in a southeasterly direction from its point of interconnection with the facilities of TransCanada PipeLines Limited near Iroquois, Ontario, through the States of New York and Connecticut, across Long Island Sound to its terminus near South Commack, New York.

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 Issued on: March 22, 1993                    Effective: September 1, 1993
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

Original
  Sheet
  No. 3 Map of the 375-mile Iroquois Pipeline System, beginning in upstate New York at the U.S.-Canadian Border at Waddington, New York, through the State of Connecticut and under Long Island Sound to South Commack, Long Island, New York. Identifies all 19 meter stations along the pipeline route where shippers may receive and deliver gas. They are located in Waddington, NY, Lisbon, NY, Edward, NY, Croghan, NY, New Bremen, NY, Burdick's Xing, NY, Boonville, NY, Canajoharie, NY, Wright, NY, Pleasant Valley, NY, New Milford, CT, Brookfield, CT, Shelton "A", CT, Shelton "B", Connecticut, Stratford, CT, Milford, CT, Devon, CT, Northport, NY and S. Commack, NY. Also identifies Iroquois' interconnection points with four other interstate natural gas pipelines at five points. Iroquois also delivers gas to other major interstate natural gas pipelines in the Northeast through five interconnections with four interstate pipelines. Iroquois interconnects with the TransCanada System at the U.S.-Canadian border at Waddington, New York; the Dominion Transmission System (formerly CNG Transmission) in Canajoharie, New York; the Tennessee Gas Pipeline in Wright, New York; the Algonquin Gas Transmission System in Brookfield, Connecticut and the Tennessee Gas Pipeline System in Shelton, Connecticut. Locations of Iroquois' three compressor stations, in Croghan, Wright and Athens, New York are also noted on this map.

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 Issued on: March 22, 1993                    Effective: September 1, 1993
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Twenty-                                   RATES
Seventh                          (All Rates in $ Per Dth)
Revised
 Sheet         SETTLEMENT RATES SCHEDULE    2/
 No. 4

                                   Maximum   Maximum   Maximum    Maximum
                                    Rates     Rates     Rates      Rates
                                  Effective Effective Effective  Effective

                          Minimum 8/31/1998  1/1/2001  1/1/2002  1/1/2003
               RTS DEMAND:
               Zone 1     $0.0000  $8.5370   $8.3423   $7.8557    $7.5637
               Zone 2     $0.0000  $6.9843   $6.8870   $6.6436    $6.4976
               Inter-Zone $0.0000  $14.1750  $13.8830  $13.1530  $12.7150
               Zone 1     $0.0000  $5.9892   $5.8635   $5.5493    $5.3607
               (MFV)   1/

               RTS COMMODITY:
               Zone 1     $0.0030  $0.0030   $0.0030   $0.0030    $0.0030
               Zone 2     $0.0024  $0.0024   $0.0024   $0.0024    $0.0024
               Inter-Zone $0.0054  $0.0054   $0.0054   $0.0054    $0.0054
               Zone 1     $0.0300  $0.1754   $0.1688   $0.1575    $0.1506
               (MFV)   1/

               ITS COMMODITY:
               Zone 1     $0.0030  $0.2837   $0.2773   $0.2613    $0.2517
               Zone 2     $0.0024  $0.2320   $0.2288   $0.2208    $0.2160
               Inter-Zone $0.0054  $0.4714   $0.4618   $0.4378    $0.4234
               Zone 1     $0.0300  $0.3723   $0.3616   $0.3399    $0.3268
               (MFV)   1/

               MAXIMUM VOLUMETRIC CAPACITY RELEASE RATE:
               Zone 1     $0.0000  $0.2807   $0.2743   $0.2583    $0.2487
               Zone 2     $0.0000  $0.2296   $0.2264   $0.2184    $0.2136
               Inter-Zone $0.0000  $0.4660   $0.4564   $0.4324    $0.4180
               Zone 1     $0.0000  $0.1969   $0.1928   $0.1824    $0.1762
               (MFV)   1/

              **SEE SHEET NO. 4A FOR ADJUSTMENTS TO RATES WHICH MAY BE
              APPLICABLE
              -------------------------------------------------------------

                1/ As authorized pursuant to order of the Federal Energy Regulatory Commission, Docket Nos. RS92-17-003, et al., dated June 18, 1993 (63 FERC para. 61,285).

                2/ By a Stipulation and Agreement dated Dec. 17, 1999 and approved by the Commission Feb. 10, 2000, in Docket No. RP94-72, et al., Iroquois and its customers agreed to the stepdown in rates set forth above and a rate moratorium until January 1, 2004. In general, under that moratorium Iroquois agreed not to file a general section 4 rate case until Jan. 1, 2004, at the earliest, while its customers would not file a general section 5 complaint prior to April 1, 2003 and further that resulting rates from such a section 5 complaint would not become effective prior to January 1, 2004. It should be noted that the rates set forth herein may be modified pursuant to various provisions set forth in the Stipulation and Agreement, and are subject to change in the event the settlement is terminated under Article V thereof. The Stipulation and Agreement should be consulted for the actual terms of the moratorium.

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 Issued on: March 24, 2000                       Effective: March 24, 2000
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 Original       To the extent applicable, the following adjustments apply:
   Sheet
  No. 4A           TRANSPORTATION COST RATE ADJUSTMENT (TCRA):
                      RTS DEMAND:

                          Zone 1             ($0.0312)
                          Zone 2
                          Inter-Zone         ($0.0315)
                          Zone 1   (MFV)
                          1/                 ($0.0627)

                                             ($0.0210)

                      RTS COMMODITY:
                          Zone 1              $0.0000
                          Zone 2              $0.0000
                          Inter-Zone          $0.0000
                          Zone 1   (MFV)     ($0.0007)
                          1/

                      ITS COMMODITY:
                          Zone 1             ($0.0011)
                          Zone 2
                          Inter-Zone         ($0.0010)
                          Zone 1   (MFV)
                          1/                 ($0.0021)

                                             ($0.0014)

                   GRI ADJUSTMENT:
                      Demand                       Minimum  Maximum
                                High Load Factor    0.0000    0.2000
                      2/                            0.0000    0.1230
                                Low Load Factor     0.0000    0.0072
                      2/
                      Commodity
                   ACA ADJUSTMENT:
                                Commodity          0.0022

                   DEFERRED ASSET SURCHARGE:
                      Commodity
                                Zone 1              0.0007
                                Zone 2              0.0005
                                Inter-Zone          0.0012

                   MEASUREMENT VARIANCE/FUEL USE FACTOR:
                                Minimum              0.00%
                                Maximum              1.00%

                 ----------------------------------------------------------

                  1/ As authorized pursuant to order of the Federal Energy Regulatory Commission, Docket Nos.
                       RS92-17-003, et al., dated June 18, 1993 (63 FERC
                       para. 61,285).

                  2/ High Load Factor GRI Demand Rate applies to Rate Schedule RTS Shippers with load factors exceeding 50%, whereas Low Load Factor GRI Demand Rate applies to Rate Schedule RTS Shippers with load factors of 50% or less.


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 Issued on: March 24, 2000                       Effective: March 24, 2000
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  Ninth                                    RATES
 Revised                         (All Rates in $ Per Dth)
  Sheet
  No. 5
                Rate         INJECTION/WITHDRAWAL    DAILY BALANCE
                Schedule               1/

                             Maximum     Minimum   Maximum   Minimum

                PAL:          0.0020     0.0000     0.0154   0.0000

               ------------------------------------------------------------

                1/   Subject to the ACA Adjustments stated on Sheet
                     No.4A

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 Issued on: March 24, 2000                       Effective: March 24, 2000
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  Second                STATEMENT OF NEGOTIATED RATES       1/,   3/
  Revised
   Sheet          Customer Name:        Duke Energy         Duke Energy
   No. 6                                  Trading            Trading
                                     and Marketing, LLC and Marketing, LLC

                  Contract Number:         790-20             790-21
                  Rate Schedule:            RTS                 RTS
                  Contract Demand:      30,000 dth          30,150 dth
                                         (Maximum)           (Maximum)
                  Demand Charge              4/                 4/
                  2/
                  Commodity Charge        $0.0024             $0.0030
                    2/
                  Primary Receipt Point(s):
                         Name           So. Commack           Wright
                  Primary Delivery Point(s):
                         Name              Wright           Waddington

                  Notes:

                  1/ Unless otherwise noted, negotiated contracts do not deviate in any material respect from the applicable form of service agreement set forth in Iroquois' FERC Gas Tariff.

                  2/ Unless otherwise noted, rates are exclusive of all surcharges.

                  3/ Unless otherwise noted, this tariff sheet reflects the essential elements of the negotiated contracts, including a specification of all consideration.

                  4/ The minimum daily demand charge per dth of contract demand shall be $0.01/dth. The daily demand charge shall be equal to 50% multiplied by [33% of the Midpoint for Citygates: Texas Eastern M-3, as reported in Gas Daily's "Daily Price Survey" for the day of service; plus 33% of the Midpoint for Citygates: Transco Non-NY, as reported in Gas Daily's "Daily Price Survey" for the day of service; plus 34% of the Midpoint for
                         Citygates: Iroquois Zone 2, as reported in Gas Daily's "Daily Price Survey" for the day of service; Less the Midpoint for Canadian Gas:
                         Iroquois, as reported in Gas Daily's "Daily Price Survey" for the day of service; Less all applicable surcharges; Less Transporter's applicable minimum commodity rate as set forth in Rate Schedule RTS of Transporter's FERC approved Gas Tariff; Less the applicable measurement variance/fuel use factor cost "MVFU factor" (the MVFU factor cost shall be calculated by taking the Canadian Gas: Iroquois price as reported in Gas Daily divided by (1 minus the MVFU factor) multiplied by the MVFU factor.)] The daily reservation charge may exceed the maximum demand rate as set forth in Rate Schedule RTS of Transporter's FERC approved Gas Tariff (the "Rate Schedule"). Where the daily demand charge calculated using the above formula exceeds the maximum demand rate as set forth in Rate Schedule RTS, the daily demand charge to be paid by Shipper shall be the maximum demand rate plus 85% of the difference between the maximum demand rate and the daily demand charge calculated using the above formula.

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 Issued on: May 1, 2000                             Effective: May 1, 2000
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      Original              Reserved for future use.
        Sheet
        No. 7


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 Issued on: November 4, 1999                   Effective: November 4, 1999
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      Original              Reserved for future use.
        Sheet
        No. 8

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 Issued on: November 4, 1999                   Effective: November 4, 1999
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 First                              RATE SCHEDULE RTS
Revised                    FIRM RESERVED TRANSPORTATION SERVICE
 Sheet
 No. 9        1.   AVAILABILITY

              This Rate Schedule RTS is available for natural gas transportation service by Transporter to any Shipper, where:

                   (a) Shipper has made a valid request as defined in Section 3 of the General Terms and Conditions of Transporters currently effective FERC Gas Tariff or Shipper has released capacity under Section 28 of the General Terms and Conditions of Transporters currently effective FERC Gas Tariff;

                   (b) Shipper and Transporter have entered into a Gas Transportation Contract for Firm Reserved Service under this Rate Schedule;

                   (c) Transporter has capacity available to render the transportation service pursuant to Section 3 of this Rate Schedule and Section 4 of the General Terms and Conditions of Transporters currently effective FERC Gas Tariff or Shipper will utilize firm capacity released under Section 28 of the General Terms and Conditions of Transporters currently effective FERC Gas Tariff;

                   (d) Except where the Shipper is both the ultimate consumer and the producer of the transported gas, contracts have been entered into by or on behalf of Shipper for the purchase or sale of natural gas, as the case may be, and for the delivery of such gas to Transporter at one more receipt points on Transporters system;

                   (e) Either (1) Shipper's natural gas facilities or the facilities where the gas is to be consumed interconnect with Transporters natural gas transmission system at one or more Delivery Points, or (2) contracts have been or will be entered into on behalf of Shipper for the further transportation of the gas from Transporters system to such facilities;

                   (f) all necessary regulatory and governmental approvals to purchase and sell, transport and, if appropriate, import the natural gas to be transported by Transporter have been obtained;

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 Issued on: December 1, 1993                       Effective: June 1, 1994
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 Second                       RATE SCHEDULE RTS (Continued)

Revised
 Sheet             (g)   Shipper has met Transporters Financial
 No. 10            Creditworthiness criteria as set forth in Section 3 of
                   the General Terms and Conditions.

              2.   APPLICABILITY AND CHARACTER OF SERVICE

              Transportation provided under this Rate Schedule RTS shall be firm reserved transportation service and shall have priority over all other transportation service provided by Transporter; provided, however, such service shall be subject to the terms of any Release Agreement executed concurrently with the execution of a Gas Transportation Contract for Firm Reserved Service with a Replacement Shipper as defined in Section 28 of the General Terms and Conditions of Transporters currently effective FERC Gas Tariff; and, Capacity Release provisions set forth in Section 28 of the General Terms and Conditions, such service shall have the same priority as the released capacity under the terms of this Rate Schedule.

              3.   REQUESTS FOR SERVICE
                   3.1   Priority of Requests.
                   New transportation service pursuant to this Rate Schedule RTS is subject to the availability of firm capacity. In the event Transporter, in its sole discretion, determines that existing firm transportation capacity, other than that available through the applicable provisions of Sections 28 and 29 of the General Terms and Conditions, is available and Transporter does not require such capacity to meet the existing firm transportation entitlements of existing shippers, then Transporter shall post on its EBB notice thereof, which notice shall include all relevant terms and conditions pertaining to such capacity. Transporter shall solicit bids for such capacity in the form of Service Request Forms at least the following periods:

                        a. One (1) business day for firm capacity which will be available for one month or less;

                        b. Five (5) business days for firm capacity which will be available for more than one moth but less than twelve months; and


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 Issued on: October 31, 1995                   Effective: December 1, 1995
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Substitute                      RATE SCHEDULE RTS (Continued)
   Fifth
  Revised                  c.   Fifteen (15) business days for firm
   Sheet                   capacity which will be available for twelve
  No. 11                   months or longer.

                         If there is inadequate firm transportation capacity to satisfy all prospective Shippers bids, available firm transportation capacity shall be allocated to those prospective Shippers submitting the best bid(s) as determined in accordance with the provisions of Sections 3.2 and 3.3 hereof. In the event Transporter proposes to construct facilities to provide incremental firm transportation services, then Transporter will conduct an open season for the capacity which will be made available; all relevant terms and conditions pertaining to such capacity, including the method for allocation, shall be posted on Transporters EBB.

                         3.2 Best Bid Determination.
                         Transporter shall evaluate all bids on a non-discriminatory, objective basis and determine the best bid (s): (1) within one day of the closing of the open season where all bidders have requested short-term (less than twelve (12) months) capacity and (2) within two (2) weeks of the closing of the open season where at least one bidder has requested long - term (twelve
                         (12) months or more) capacity. Available capacity shall be allocated to prospective Shippers in accordance with one of the following two methods (with the specific method to be identified in Transporters notice of the availability of firm capacity):

                             (a) Highest present value of the per unit
                             Transportation Demand Rate to be paid over the term of the service as determined in accordance with
                             Section 3.3 hereof; or

                             (b) Highest rate bid;

                         provided, however, that Transporter will not be obligated to accept any offer for transportation service at less than Transporters maximum authorized FERC Gas Tariff rate. For the purposes of this section, the best bid(s) as calculated above shall be the bid(s) which provide the greatest economic value to Transporter. In the event that Transporter receives a bid at a Negotiated Rate or at a rate to be determined under a Negotiated Rate Formula, for the purpose of determining the greatest economic value to Transporter, the value of such rate shall be determined in accordance with the provisions of Section 3.3 hereof and Section 32 of the General Terms and Conditions and shall in no event exceed the Recourse Rate. In

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 Issued on: June 10, 1998                     Effective: November 16, 1997
--------------------------------------------------------------------------------

Substitute                      RATE SCHEDULE RTS (Continued)
  Second

  Revised             the event Transporter receives two or more bids of
   Sheet              equal value, then under method (a) the best bid shall
  No. 11A             be the bid with the shortest term and under method
                      (b) the best bid shall be the bid with the longest term.
                      If two or more potential Shippers submit best bids, Transporter will pro-rate capacity on the basis of the quantities bid; Shippers shall notify Transporter within one (1) Business Day of their acceptance of such pro-rata share of short-term capacity (less than twelve months) and within five (5) Business Days of their acceptance of such pro-rata share of long-term capacity (twelve months or longer). In the event that any prospective Shipper elects not to enter into a Gas Transportation Contract for its pro-rata share of such capacity, such capacity shall be reallocated among the other prospective Shippers on a pro-rata basis up to their requested Maximum Input
                      Quantities or Maximum Equivalent Quantities. Transporter will post the results of the bidding process after a Gas
                      Transportation Contract has been executed.

                      3.3 Present Value Calculation. For purposes of evaluating and determining the best bid in accordance with Section
                      3.2 hereof, the present value of the Transportation Demand Rate to be paid over the term of the proposed service shall be calculated in the following manner:



                       where:   PV = present value of the rate

                                     A = fraction of unit rate, such that:

                                          A= proposed rate
                                                maximum rate

                                     i = monthly equivalent of
                                     Transporter's approved overall
                                     rate of return

                                     n = term of the agreement, in
                                     months.

                      In the event that Transporter receives a bid at a Negotiated Rate or a rate under a Negotiated Rate Formula that includes a revenue guarantee such as a usage charge associated with a minimum volume commitment, Transporter shall calculate the present value per unit of the rate generated by such bid, to the extent of any revenue guarantee such as a minimum volume commitment, in the same manner that it determines the present value of the per unit Transportation Demand Rate. In

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 Issued on: June 10, 1998                     Effective: November 16, 1997
--------------------------------------------------------------------------------


  Sub.                        RATE SCHEDULE RTS (Continued)
 Fourth
Revised            the event that such a bid also includes a demand or
 Sheet             reservation rate, the present value of such bid shall be
No. 11B            the sum of the present value of the Transportation
                   Demand Rate and the present value of the rate generated by the revenue guarantee.

                   3.4 Transportation Contracting. Submission of a bid in the form of a Service Request Form pursuant to Section 3.1 hereof shall constitute a binding offer by the submitting Shipper to enter into a Gas Transportation Contract incorporating the terms of the bid. A prospective Shipper, however, may withdraw its bid prior to the close of the period set forth in Section 3.1; provided that such prospective Shipper may not resubmit a lower bid, but may submit a higher bid for the same capacity. In the event a potential Shipper's bid is accepted, and such potential Shipper otherwise meets all availability conditions of Section 1 of this Rate Schedule, including Transporter's Financial Creditworthiness criteria as set forth in Section 3 of the General Terms and Conditions, Transporter shall forward to Shipper for execution a Gas Transportation Contract which sets forth the terms of such bid. Shipper shall have five (5) business days from the date specified in the letter accompanying the Gas Transportation Contract to execute and return to Transporter the Gas Transportation Contract; service shall not commence until the Gas Transportation Contract has been executed.

              4.   RATES

                   4.1 Applicable Rates. The applicable Maximum and Minimum Transportation Demand Rates and Transportation Commodity Rates and the applicable GRI and ACA Adjustments, Deferred Asset Surcharge, and Transportation Cost Rate Adjustment, as defined in Section 12 of the General Terms and Conditions, for firm reserved transportation service under this Rate Schedule are set forth in the currently effective Sheet No. 4 of this FERC Gas Tariff and are hereby incorporated herein. When a Shipper has agreed to pay a Negotiated Rate or a rate under a Negotiated Rate Formula, the rates assessed hereunder shall be governed by Section 32 of the General Terms and Conditions of this Tariff and the terms of the Gas Transportation Contract between Shipper and Transporter.

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 Issued on: September 15, 1998                  Effective: August 31, 1998

--------------------------------------------------------------------------------


 Second                       RATE SCHEDULE RTS (Continued)
Revised
 Sheet             4.2   Transportation Rates
 No. 12
                        (a)  Transportation Commodity Rates

                             (1) Maximum and Minimum Transportation Commodity Rates. The Maximum and Minimum Transportation Commodity Rates for each Dth of Scheduled Equivalent Quantity at each Delivery Point shall be the Maximum and Minimum Commodity Rates reflected for Rate Schedule RTS from time to time on the currently effective Sheet No. 4 of this FERC Gas Tariff.

                             (2) Discounted Transportation Commodity Rate. The discounted Transportation Commodity Rate shall be the dollar amount per Dth of Scheduled Equivalent Quantity at each Delivery Point as specified by Transporter in a notice to Shipper, which amount shall be less than the maximum. Transportation Commodity Rate but equal to or greater than the Minimum Transportation Commodity Rate.

                             (3) Intra-Zone Transportation Commodity Rate. Separately stated Transportation Commodity Rates shall apply to the provision of firm reserved transportation service within Transporters Zone 1, as defined in Section 2.30 of the General Terms and Conditions, and within Transporters Zone 2, as defined in Section 2.31 of the General Terms and Conditions. The Zone 1 Transportation Commodity Rate shall apply to each Dth of Scheduled Equivalent Quantity at any Delivery Point located in Transporters Zone 1 which corresponds to a Dth of Scheduled Input Quantity at any Receipt Point located in Transporters Zone 1. The Zone 2 Transportation Commodity Rate shall apply to each Dth of Scheduled Equivalent Quantity at any Delivery Point located in Transporters Zone 2 which corresponds to a Dth of Scheduled Input Quantity at any Receipt Point located in Transporters Zone 2

--------------------------------------------------------------------------------
 Issued on: March 29, 1996                          Effective: May 1, 1996
--------------------------------------------------------------------------------


  Sub.                        RATE SCHEDULE RTS (Continued)
 Third

Revised                 (4)   Inter-Zone Transportation Commodity Rate. A
 Sheet                  separately stated Transportation Commodity Rate,
 No. 13                 equal to the sum of the Zone 1 Transportation
                        Commodity Rate and the Zone 2 Transportation Commodity
                        Rate, shall apply to each Dth of Scheduled Equivalent
                        Quantity at any Delivery Point located in Transporter?s
                        Zone 2 which corresponds to a Dth of Scheduled Input
                        Quantity at any Receipt Point located in Transporter?s
                        Zone 1 and to each Dth of Scheduled Equivalent Quantity at any Delivery Point located in Transporter's Zone 1 which corresponds to a Dth of Scheduled Input Quantity at any Receipt Point located in Transporter's Zone 2.

                         (b) Transportation Demand Rates

                        (1) Maximum and Minimum Transportation Demand Rates. The Maximum and Minimum Transportation Demand Rate for each Dth of the Maximum Input Quantity at each Receipt Point shall be the Maximum and Minimum Demand Rates reflected for Rate Schedule RTS from time to time on the currently effective Sheet No. 4 of this FERC Gas Tariff.

                        (2) Discounted Transportation Demand Rate. The Discounted Transportation Demand Rate for any Dth of the Maximum Input Quantity at each Receipt Point shall be the dollar amount per Dth of Maximum Input Quantity specified by Transporter in a notice to Shipper, which amount shall be less than the Maximum Transportation Demand Rate but equal to or greater than the Minimum Transportation Demand Rate. Except as otherwise mutually agreed between Shipper and Transporter, the Discounted Transportation Demand Rate shall apply to all quantities which Shipper nominates under its Gas Transportation Contract to be received and delivered by Transporter at the Receipt Point(s) and Delivery Point(s), respectively, specified in such notice to Shipper. The Discounted Transportation Demand Rate shall not apply to any quantities which Shipper, or any Replacement Shipper that has acquired capacity released by such Shipper under its Gas Transportation Contract pursuant to
                        Section 28 of the General Terms and Conditions of this tariff, nominates to be received or delivered under its Gas Transportation Contract at a Receipt or Delivery Point not specified in such notice to Shipper. For purposes of applying this paragraph, the daily Maximum Transportation Demand Rate shall be determined by multiplying the Maximum Transportation Demand Rate reflected from time to time on the currently effective Sheet No. 4 of this tariff by twelve (12) and dividing the product by 365.

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 Issued on: January 15, 1997                    Effective: January 1, 1997
--------------------------------------------------------------------------------


Original                       RATE SCHEDULE RTS (Continued)
  Sheet
 No. 13A                 (3)   Intra-Zone Transportation Demand Rate.
                         Separately stated Transportation Demand Rates shall apply to the provision of firm reserved transportation service within Transporters Zone 1, as defined in Section 2.30 of the General Terms and Conditions, and within Transporters Zone 2, as defined in Section 2.31 of the General Terms and Conditions. The Zone 1 Transportation Demand Rate shall apply to each Dth of Maximum Equivalent Quantity at any Primary Delivery Point located in Transporter?s Zone 1 which corresponds to a Dth of Maximum Input Quantity at any Primary Receipt Point located in Transporter?s Zone 1, as reflected in the Schedule 1 and Schedule 2 appended to the Gas Transportation Contract between Transporter and Shipper in

--------------------------------------------------------------------------------
 Issued on: November 29, 1996                   Effective: January 1, 1997
--------------------------------------------------------------------------------


 Fourth                       RATE SCHEDULE RTS (Continued)
Revised
 Sheet                  effect as of the date of such contract. The Zone 2
 No. 14                 Transporta- tion Demand Rate shall apply to each
                        Dth of Maximum Equivalent Quantity at any Primary
                        Delivery Point located in Transporter's Zone 2 which corresponds to a Dth of Maximum Input Quantity at any Primary Receipt Point located in Transporter's Zone 2, as reflected in the Schedule 1 and Schedule 2 appended to the Gas Transportation Contract between Transporter and Shipper in effect as of the date of such contract.

                        (4) Inter-Zone Transportation Demand Rate. A separately stated Transportation Demand Rate shall apply to each Dth of Maximum Equivalent Quantity at any Primary Delivery Point located in Transporter's Zone 2 which corresponds to a Dth of Maximum Input Quantity at any Primary Receipt Point located in Transporter's Zone 1, as reflected in the effective Schedule 1 and Schedule 2 appended to the Gas Transportation Contract between Transporter and Shipper, and to each Dth of Maximum Equivalent Quantity at any Primary Delivery Point located in Transporter's Zone 2, as reflected in the effective Schedule 1 and Schedule 2 appended to the Gas Transportation Contract between Transporter and Shipper.

                   4.3 Monthly Bill. The monthly bill for firm reserved transportation service rendered under this Rate Schedule shall consist of a Transportation Demand Charge, a Transportation Commodity Charge, the GRI, ACA and Deferred Asset Surcharges, certain Revenue Sharing Credits, and any applicable Capacity Release Credits; provided, however, that when a Shipper has agreed to a Negotiated Rate or a rate under a Negotiated Rate Formula, the monthly bill shall be determined in accordance with the provisions of Section 32 of the General Terms & Conditions and the terms of the Gas Transportation Contract between Transporter and Shipper. The monthly bill shall be determined as follows:

                        (a) Transportation Demand Charge. For each month, the Transportation Demand Charge payable by Shipper shall, subject to any discount as provided herein, be equal to the applicable Maximum Transportation Demand Rate multiplied by the Maximum Input Quantity as specified in Shippers Gas Transportation Contract. The Transportation Demand Charge is payable notwithstanding any failure to deliver all or any portion of Shipper's Input Quantities to Transporter at each

--------------------------------------------------------------------------------
 Issued on: March 24, 2000                       Effective: March 24, 2000
--------------------------------------------------------------------------------


 Fourth                       RATE SCHEDULE RTS (Continued)
Revised
 Sheet                  Receipt Point during such month for any reason
 No. 15                 whatsoever including force majeure.

                        (b) Transportation Commodity Charge. For each month, the Transportation Commodity Charge payable by Shipper shall, subject to any discount as provided herein, be equal to the applicable Maximum Transportation Rate multiplied by the sum of the Scheduled Equivalent Quantities nominated by Shipper during such month.

                        (c) GRI Surcharge. For each month, the GRI Demand Surcharge payable by Shipper shall be equal to the applicable GRI Demand Rate, as stated on the currently effective Sheet No. 4 of this FERC Gas Tariff, multiplied by the Maximum Input Quantity as specified in Shipper's Gas Transportation Contract. For each month, the GRI Commodity Surcharge payable by Shipper shall be equal to the applicable GRI Commodity Rate, as stated on the currently effective Sheet No. 4 of this FERC Gas Tariff, multiplied by the sum the Scheduled Equivalent Quantities nominated by Shipper during such month.

                        (d) ACA Surcharge. For each month, the ACA Surcharge payable by Shipper shall be equal to the applicable ACA Rate, as stated on the currently effective Sheet No. 4 of this FERC Gas Tariff, multiplied by the sum of the Scheduled Equivalent Quantities nominated by Shipper during such month at each Delivery Point for transportation from each Receipt Point.

                        (e) Deferred Asset Surcharge. For each month, the Deferred Asset Surcharge payable by Shipper shall be equal to the applicable Deferred Asset Rate for the applicable Zone, as stated on the currently effective Sheet No. 4 of this FERC Gas Tariff, multiplied by the sum of the Scheduled Equivalent Quantities nominated by Shipper during such month. For each month, the Deferred Asset Intra-Zone and Inter-Zone Rates shall be applied in the same manner as the Intra-Zone and Inter-Zone Transportation Rates.

                        (f)   RESERVED FOR FUTURE USE.

--------------------------------------------------------------------------------
 Issued on: March 24, 2000                       Effective: March 24, 2000
--------------------------------------------------------------------------------


  Second             RATE SCHEDULE RTS (Continued)
  Revised
   Sheet
  No. 15A
                             RESERVED FOR FUTURE USE

--------------------------------------------------------------------------------
 Issued on: November 29, 1996                   Effective: January 1, 1997
--------------------------------------------------------------------------------


   First             RATE SCHEDULE RTS (Continued)
  Revised
   Sheet
  No. 15B
                             RESERVED FOR FUTURE USE

--------------------------------------------------------------------------------
 Issued on: November 29, 1996                   Effective: January 1, 1997
--------------------------------------------------------------------------------


 Fifth                        RATE SCHEDULE RTS (Continued)
Revised
 Sheet                  (g)   Capacity Release Credits. For each month, the
 No. 16                 Transportation Demand Charge shall be credited by
                        the Transportation Demand Charge (or its volumetric equivalent as determined pursuant to Section 28.14 of the General Terms and Conditions) billed by the

                        Transporter to any Replacement Shipper (s) as that term is defined in Section 28 of the General Terms and Conditions of Transporters currently effective FERC Gas Tariff (hereinafter the "Replacement Demand Charge"), if any, under the Capacity Release provisions set forth in
                        Section 28 of the General Terms and Conditions, with any Capacity Release marketing fees as set forth in Section 28 of the General Terms and Conditions to be deducted from such credit. Nothing herein is intended to relieve Shipper of its obligation to pay to Transporter the full amount of the Transportation Demand Charge for any month in which the Replacement Shipper fails to pay all or any portion of the Replacement Demand Charge (or its volumetric equivalent as determined pursuant to Section
                        28.14 of the General Terms and Conditions).

                   4.4   Discounted Rates.
                   For purposes of administering rates under this Rate Schedule RTS, Transporter shall have the right to discount the Maximum Transportation Demand Rates and Maximum Transportation Commodity Rates for firm reserved transportation service under this Rate Schedule RTS and to charge a lower rate for some or all of the service performed under this Rate Schedule, so long as such discounting is necessary to meet competitive conditions existing at the time; provided, however, that in no event shall rates charged under this Rate Schedule be less than Transporters system weighted average variable costs, specified herein as the Minimum Transportation Demand Rates and Minimum Transportation Commodity Rates for firm reserved service. Transporter shall not be obligated to offer service at discount rates; however, to the extent such discounted service is offered, it shall be offered on a non-discriminatory basis. For each transaction discounted pursuant to this provision, the amount of the discount shall be apportioned among the components of the rate in the following order: first to the GRI Surcharge and then to the base rates. Unless otherwise specified, a discounted rate does not apply to alternate Receipt or Delivery Points.

                   4.5   Negotiated Rates.
                   For purposes of administering rates under this Rate Schedule RTS, Transporter

--------------------------------------------------------------------------------
 Issued on: October 17, 1997                  Effective: November 16, 1997
--------------------------------------------------------------------------------


 Third                        RATE SCHEDULE RTS (Continued)
Revised
 Sheet             shall have the right to reach an agreement with a
 No. 17            Shipper to charge Negotiated Rates or rates under a
                   Negotiated Rate Formula. Such rates shall be governed by

                   Section 32 of the General Terms and Conditions of Transporter's Tariff.

              5.   GENERAL TERMS AND CONDITIONS

              Shipper shall provide Transporter with such information as is needed to meet the requirements placed on Transporter pursuant to 18 CFR 284. All of the General Terms and Conditions of Transporters effective FERC Gas Tariff, and any revisions thereof that may be proposed and made effective from time to time hereafter, shall apply to and are made a part of this Rate Schedule.

--------------------------------------------------------------------------------
 Issued on: October 17, 1997                  Effective: November 16, 1997
--------------------------------------------------------------------------------


Original            RATE SCHEDULE RTS (Continued)
  Sheet
   No.
  18-25
                  SHEET NOS. 18 THROUGH 25 RESERVED
                           FOR FUTURE USE

--------------------------------------------------------------------------------
 Issued on: March 22, 1993                    Effective: September 1, 1993
--------------------------------------------------------------------------------


 First                              RATE SCHEDULE ITS
Revised                    INTERRUPTIBLE TRANSPORTATION SERVICE
 Sheet
 No. 26       1.   AVAILABILITY

              This Rate Schedule ITS is available for natural gas transportation service by Transporter to any Shipper, where:

                   (a) Shipper has made a valid request as defined in Section 3 of the General Terms and Conditions of Transporters currently effective FERC Gas Tariff;

                   (b) Shipper and Transporter have entered into a Gas Transportation Contract for Interruptible Service under this Rate Schedule.

                   (c) Transporter has capacity available to render the transportation service pursuant to Section 3 of this Rate Schedule and Section 4 of the General Terms and Conditions of Transporters currently effective FERC Gas Tariff;

                  (d) Except where the Shipper is both the ultimate consumer and the producer of the transported gas, contracts have been entered into by or on behalf of Shipper for the purchase or sale of natural gas, as the case may be, and for the delivery of such gas to

                   Transporter at one or more Receipt Points on Transporters system;

                   (e) either (1) Shippers natural gas facilities or the facilities where the gas is to be consumed interconnect with Transporters natural gas transmission system at one or more Delivery Points, or (2) contracts have been or will be entered into on behalf of Shipper for the further transportation of the gas from Transporters system to such facilities;

                   (f) all necessary regulatory and governmental approvals to purchase and sell, transport and, if appropriate, import the natural gas to be transported by Transporter have been obtained;

                   (g) Shipper has met Transporters Financial Creditworthiness criteria as set forth in Section 3 of the General Terms and Conditions.

--------------------------------------------------------------------------------
 Issued on: December 1, 1993                       Effective: June 1, 1994
--------------------------------------------------------------------------------


  Sub.                        RATE SCHEDULE ITS (Continued)
 Fifth
Revised       2.   APPLICABILITY AND CHARACTER OF SERVICE
 Sheet
 No. 27       This Rate Schedule ITS and the rates set forth herein shall apply to all interruptible transportation service rendered under Gas Transportation Contracts for such service whenever
              Transportation is able and willing to offer such interruptible transportation service. Transportation service provided hereunder is subject to curtailment or interruption as Transporter deems necessary.

              3.   REQUESTS FOR SERVICE

                   3.1 Priority of Requests. Transportation service pursuant to this ITS Rate Schedule is subject to the availability of interruptible capacity. Allocation of interruptible capacity shall be in accordance the terms and conditions of Section 4 of the General Terms and Conditions of Transporter's currently effective FERC Gas Tariff.

                   3.2 Gas Transportation Contract To Be Executed. Within thirty days after Transporter accepts and validates a completed request for service under Section 3.7 of the General Terms and Conditions, including all information required for a credit evaluation as specified in Section 3.4 of the General Terms and Conditions, Transporter shall tender to Shipper a Gas Transportation Contract. In the event the Gas Transportation Contract is not executed by Shipper and returned within five (5) days after Transporter tendered such contract to Shipper,

                   Shipper's request for transportation shall be null and void. Service shall not commence until The Gas Transportation Contract has been executed.

              4.   RATES

                   4.1 Applicable Rates. The applicable Maximum and Minimum Transportation Commodity Rates and the applicable GRI and ACA Adjustments, Deferred Asset Surcharge, and Transportation Cost Rate Adjustment, as those terms are defined in Section 12 of the General Terms and Conditions of Transporter's currently effective FERC Gas Tariff, for interruptible transportation service under this Rate Schedule are set forth in Sheet No. 4 of Transporter's currently effective FERC Gas Tariff and are hereby incorporated herein. When a Shipper has agreed to pay a Negotiated Rate or a rate under a Negotiated Rate Formula, the rates assessed hereunder shall be governed by Section 32 of the General Terms and Conditions of this Tariff and the terms

--------------------------------------------------------------------------------
 Issued on: September 15, 1998                  Effective: August 31, 1998
--------------------------------------------------------------------------------


 Fourth                       RATE SCHEDULE ITS (Continued)
Revised
 Sheet             of the Gas Transportation Contract between Shipper and
 No. 28            Transporter.

                       4.2 Transportation Commodity Rates

                        (a) Maximum and Minimum Transportation Commodity Rates. The Maximum and Minimum Transportation Commodity Rates for each Dth of Scheduled Equivalent Quantity at each Delivery Point shall be the Maximum and Minimum Transportation Rates reflected for Rate Schedule ITS from time to time on the currently effective Sheet No. 4 of this FERC Gas Tariff.

                        (b) Discounted Transportation Commodity Rate. The Discounted Transportation Commodity Rate shall be the dollar amount per Dth of Scheduled Equivalent Quantity at each Delivery Point as specified by Transporter in a notice to Shipper, which amount shall be less than the Maximum Transportation Commodity Rate but equal to or greater than the Minimum Transportation Commodity Rate.

                        (c) Intra-Zone Transportation Commodity Rate. Separately stated Transportation Commodity Rate shall apply to the provisions of firm reserved transportation service within Transporters Zone 1, as defined in Section 2.30 of the General Terms and

                        Conditions, and within Transporters Zone 2, as defined in Section 2.31 of the General Terms and Conditions. The Zone 1 Transportation Commodity Rate shall apply to each Dth of Scheduled Equivalent Quantity at any Delivery Point located in Transporters Zone 1 which corresponds to a Dth of Scheduled Input Quantity at any Receipt Point located in Transporters Zone 1. The Zone 2 Transportation Commodity Rate shall apply to each Dth of Scheduled Equivalent Quantity at any Delivery Point located in Transporters Zone 2 which corresponds to a Dth of Scheduled Input Quantity at any Receipt Point located in Transporters Zone 2.

                        (d) Inter-Zone Transportation Commodity Rate. A separately stated Transportation Commodity Rate shall apply to each Dth of Scheduled Equivalent Quantity at any Delivery Point located in Transporters Zone 2 which corresponds to a Dth of Scheduled Input Quantity at any Receipt Point located in Transporters Zone 2 which corresponds to a Dth of Scheduled Input Quantity at any Receipt Point located in Transporters Zone 1 and to each Dth of Scheduled Equivalent Quantity at any Delivery Point located in Transporters Zone 1 which

--------------------------------------------------------------------------------
 Issued on: October 17, 1997                  Effective: November 16, 1997
--------------------------------------------------------------------------------


 Fourth                       RATE SCHEDULE ITS (Continued)
Revised
 Sheet                  corresponds to a Dth of Scheduled Input Quantity at
 No. 29                 any Receipt Point located in Transporter's Zone 2.

                   4.3 Monthly Bill. The monthly bill for interruptible transportation service rendered under this Rate Schedule shall consist of a Transportation Commodity Charge and the GRI, ACA and Deferred Asset Surcharges; provided, however, that when a Shipper has agreed to a Negotiated Rate or a rate under a Negotiated Rate Formula, the monthly bill shall be determined in accordance with the provisions of Section 32 of the General Terms and Conditions and the terms of the Gas Transportation Contract between Transporter and Shipper. The monthly bill shall be determined as follows:

                        (a) Transportation Commodity Charge. For each month, the Transportation Commodity Charge payable by each Shipper shall, subject to any discount as provided herein, be equal to the applicable Maximum Transportation Commodity Rate multiplied by the sum of the Scheduled Equivalent Quantities nominated by Shipper during such month.

                        (b) GRI Surcharge. For each month, the GRI

                        Surcharge payable by Shipper shall be equal to the applicable GRI Commodity Rate, as stated on the currently effective Sheet No. 4 of this FERC Gas Tariff, multiplied by the sum of the Scheduled Equivalent Quantities nominated by Shipper during such month.

                        (c) ACA Surcharge. For each month, the ACA Surcharge payable by Shipper shall be equal to the applicable ACA Rate, as stated on the currently effective Sheet No. 4 of this FERC Gas Tariff, multiplied by the sum of the Scheduled Equivalent Quantities nominated by Shipper during such month at each Delivery Point for transportation from each Receipt Point.

                        (d) Deferred Asset Surcharge. For each month, the Deferred Asset Surcharge payable by Shipper shall be equal to the applicable to the Deferred Asset Surcharge Rate for the applicable Zone, as stated on the currently effective Sheet No. 4 of this FERC Gas Tariff, multiplied by the sum of the Scheduled Equivalent Quantities nominated by Shipper during such month. For each month, the Deferred Asset Intra-Zone and Inter-Zone Rates shall be applied in the same manner as the

--------------------------------------------------------------------------------
 Issued on: March 24, 2000                       Effective: March 24, 2000
--------------------------------------------------------------------------------


 Fifth                        RATE SCHEDULE ITS (Continued)
Revised
 Sheet                  Intra-Zone Transportation and Inter-Zone
 No. 30                 Transportation Commodity Rates.

                        (e)   RESERVED FOR FUTURE USE.

                   4.4 Discounted Rates. For purposes of administering rates under this Rate Schedule ITS Transporter shall have the right to discount the Maximum Transportation Commodity Rates for interruptible transportation service under this Rate Schedule ITS and to charge a lower rate for some or all of the services performed under this Rate Schedule, so long as such discounting is necessary to meet competitive conditions existing at the time; provided, however, that in no event shall rates charged under this Rate Schedule be less than Transporter's system weighted average variable costs, specified herein as the Minimum Transportation Commodity Rates for interruptible service. Transporter shall not be obligated to offer service at discount rates; however, to the extent such discounted service is offered, it shall be offered on a non-discriminatory basis. For each transaction discounted pursuant to this provision, the amount of the discount shall be apportioned among the components of the rate in the following order: first to the GRI Surcharge and then to the base rates. Unless otherwise specified, a discounted rate does not apply to alternate Receipt or Delivery Points.

                   4.5 Negotiated Rates. For purposes of administering rates under this Rate Schedule ITS, Transporter shall have the right to reach an agreement with a Shipper to charge Negotiated Rates or rates under a Negotiated Rate Formula. Such rates shall be governed by Section 32 of the General Terms and Conditions of Transporter's Tariff.

              5.   GENERAL TERMS AND CONDITIONS

              Shipper shall provide Transporter with such information as is needed to meet the requirements placed on Transporter pursuant to 18 CFR Part 284. All of the General Terms and Conditions of Transporter's effective FERC Gas Tariff, and any revisions thereof that may be proposed

--------------------------------------------------------------------------------
 Issued on: March 24, 2000                       Effective: March 24, 2000
--------------------------------------------------------------------------------


 Second                        RATE SCHEDULE ITS (Continued)
 Revised
  Sheet         and made effective from time to time hereafter, shall apply
 No. 31         to and are made a part of this Rate Schedule.

--------------------------------------------------------------------------------
 Issued on: October 17, 1997                  Effective: November 16, 1997
--------------------------------------------------------------------------------


 First                              RATE SCHEDULE PAL
Revised                           PARK AND LOAN SERVICE
 Sheet
 No. 32       1.   AVAILABILITY

              This Rate Schedule PAL is available for park and loan service by Transporter to any Shipper, where:

                   (a) Shipper has made a valid request for service as defined in Section 3 of the General Terms and Conditions of Transporters currently effective FERC Gas Tariff;

                   (b) Shipper and Transporter have entered into a Park and Loan Service Contract under this Rate Schedule;

                   (c) Transporter has sufficient capacity available to render the Park and Loan Service pursuant to Section 4 of this Rate Schedule and Section 4 of the General Terms and Conditions of Transporters currently effective FERC Gas Tariff;

                   (d) except where Shipper is both the ultimate consumer and producer of gas which is being parked or loaned under this Rate Schedule, contracts have been entered into by or on behalf of Shipper for the purchase or sale of natural gas, as the case may be, and for its delivery to Transporter at one or more Receipt Points on Transporter's system;

                   (e) either (1) Shippers natural gas facilities or the facilities where the gas is to be consumed interconnect with Transporters natural gas transmission system at one or more Delivery Points, or (2) contracts have been or will be entered into on behalf of Shipper for the transportation of the gas to and from Transporters system to such facilities;

                   (f) all necessary regulatory and governmental approvals to purchase and sell, transport and, if appropriate, import the natural gas to be transported by Transporter have been obtained; and

                   (g) Shipper has met Transporters Financial Creditworthiness Criteria as set forth in Section 3.5 of the General Terms and Conditions.

--------------------------------------------------------------------------------
 Issued on: November 30, 1995                   Effective: January 1, 1996
--------------------------------------------------------------------------------


 First                        RATE SCHEDULE PAL (Continued)
Revised
 Sheet        2.   APPLICABILITY AND CHARACTER OF SERVICE
 No. 33
                   2.1 This Rate Schedule PAL and the rates set forth herein shall apply to all park and loan service rendered under a Park and Loan Service Contract for such service whenever
                   Transporter is able and willing to offer such park and loan service. Park and Loan service provided hereunder is of a lower priority than transportation provided pursuant to Rate
                   Schedules RTS and ITS and is subject to curtailment or interruption as Transporter deems necessary.

                   2.2 Park and loan services available under this Rate Schedule include:

                        (a) Parking Service. Parking Service shall consist of
                        (i) Transporters receipt of natural gas tendered by Shipper for parking service (Parked Quantity); (ii) the holding of the Parked Quantity for Shippers account at the point (s) specified in Shippers nomination (Parking Point (s)), and (iii) Transporters redelivery of the Parked Quantities to Shipper, or for Shippers account, at the Parking Point.

                        (b) Loan Service. Loan Service shall consist of (i) Transporters advancement (loan) of the quantity of natural gas nominated by Shipper (Loaned Quantity), up to the Maximum Balance Quantity specified in Shippers Park and Loan Service Contract, at the point (s) specified in Shippers nomination (Loan Point (s)); and
                        (ii) Shippers redelivery of the Loaned Quantities and Transporters acceptance of such volumes for Shippers account at the Loan Point.

                   2.3 Subject to the availability of capacity, any Receipt or Delivery on Transporters system may be nominated as a Parking Point of Loan Point.

              3.   ACCOUNT BALANCES; TRANSPORTATION; ASSIGNMENTS

                   3.1 Transporter shall establish an account for each Shipper using this service which reflects the Parked Balance at each Parking Point and the Loan Balance at each Loan Point. Whenever Transporter receives Parked Quantities from, or delivers Loaned Quantities to, a Shipper the quantities received or delivered will be reflected in the Shippers Parked Balance or Loan Balance, as appropriate, for the Park or Loan Point at which they were received or delivered, Transporter will credit the Shippers account to reflect the new balance.

--------------------------------------------------------------------------------
 Issued on: November 30, 1995                   Effective: January 1, 1996
--------------------------------------------------------------------------------


 Second                       RATE SCHEDULE PAL (Continued)
Revised
 Sheet             3.2   Transporter shall redeliver Parked Quantities and
 No. 34            accept redelivery of Loaned Quantities only at the
                   Parking Point, where Shipper parked the Parked Quantity, or the Loan Point, where Transporter advanced the Loaned
                   Quantity to Shipper.

                   3.3 In the event that Shipper wishes to move Parked Quantities or Loaned Quantities from one Parking or Loan Point to another Parking or Loan Point on Transporters system, Shipper shall be responsible for arranging such transportation in accordance with the provisions of Rate Schedule RTS or ITS and the General Terms and Conditions of Transporters Tariff.

                   3.4 Parked Quantities and Loaned Quantities may be assigned from one Shipper to another in accordance with the provisions of the Park and Loan Service Contract, provided that (i) the Shipper obtaining such quantities satisfies all the requirements of this Rate Schedule and the General Terms and Conditions of the Tariff, and (ii) each Shipper submits the appropriate nominations to Transporter in accordance with the provisions of Section

                   4. All applicable will be assessed for such transactions.

              4.   REQUESTS FOR SERVICE

              Priority of Requests. Park and loan service pursuant to the PAL Rate Schedule is subject to the availability of park and loan capacity. Park and loan service shall be allocated first to those Shippers whose PAL nominations and scheduled Operational Balancing Agreement requests are for 250 Dth or less or increase park and loan capacity, and then to any remaining Shippers nominating park and loan service on a first-come, first-served basis. Service shall not commence until The Park and Loan Service Contract has been executed.

              5.   RATES

                   5.1 Applicable Rates. The applicable Maximum and Minimum Injection/ Withdrawal Rate. Maximum and Minimum Daily Balance Rate and ACA Surcharge, as that term is defined in Section 12 of the General Terms and Conditions of Transporters currently effective FERC Gas Tariff, for park and loan service under this Rate Schedule are set forth on Sheet Nos. 4 and 5 of Transporters currently effective FERC Gas Tariff and are hereby incorporated herein.

--------------------------------------------------------------------------------
 Issued on: November 29, 1996                   Effective: January 1, 1997
--------------------------------------------------------------------------------


 First                        RATE SCHEDULE PAL (Continued)
Revised
 Sheet             5.2   Park and Loan Service Rates
 No. 35                 (a)   Maximum and Minimum Injection / Withdrawal
                        Rates. The Maximum and Minimum Injection / Withdrawal Rate for each Dth of the gas (i) injected from each Loan Point, and/ or (ii) withdrawn from each Parking Point, shall be the Maximum and Minimum Injection / Withdrawal Rate reflected from time to time on the currently effective Sheet No. 5 of this FERC Gas Tariff.

                        (b) Discounted Injection / Withdrawal Rates. The Discounted Injection / Withdrawal Rate shall be the dollar amount per Dth of Injection Quantity and Withdrawal Quantity at each Parking and / or Loan Point as specified by Transporter on its Electronic Bulletin Board, which amount shall be less than the Maximum Injection / Withdrawal Rate, but equal to or greater than the Minimum Injection / Withdrawal Rate.

                        (c) Maximum and Minimum Daily Balance Rate. The Maximum and Minimum Daily Balance Rate for each Dth of gas in
                        (i) Shippers Parked Balance each day at
                        each Parking Point, and (ii) Shippers Loan Balance each day at each Loan Point, shall be the Maximum and Minimum Daily Balance Rate reflected from time to time on the currently effective Sheet No. 5 of the Tariff.

                        (d) Discounted Daily Balance Rates. The Discounted Daily Balance Rate shall be the dollar amount per Dth of Shippers Parked and Loan Balances each day at each Parking and / or Loan Point as specified daily by Transporter on its Electronic Bulletin Board, which amount shall be less than the Maximum Daily Balance Rate, but equal to or greater than the Minimum Daily Balance Rate.

                   5.3 Monthly Bill. The monthly bill for park and loan services rendered under this Rate Schedule shall consist of an Injection/ Withdrawal Charge, a Balance Charge, and if applicable, an ACA Surcharge. The monthly bill shall be determined as follows:

                        (a) Injection / Withdrawal Charge. For each month, the Injection / Withdrawal Charge payable to any discount as provided herein, be equal to the Maximum Injection / Withdrawal Rate multiplied by the sum of the Injection Quantities and Withdrawal Quantities at each Parking Point and each Loan Point on each day of such month.

                        (b) Balance Charge. For each month, the Balance Charge Payable by each Shipper shall, subject to any discount as provided herein, be equal to the Maximum Daily Balance Rate multiplied by the sum of Shippers Parked Balance and Loan

--------------------------------------------------------------------------------
 Issued on: November 30, 1995                   Effective: January 1, 1996
--------------------------------------------------------------------------------


 First                        RATE SCHEDULE PAL (Continued)
Revised
 Sheet                  Balance at each Parking Point and at each Loan
 No. 36                 Point on each day of such month.

                        (c) ACA Surcharge. For each month, the ACA Surcharge payable by Shipper shall be equal to the applicable ACA Rate, as stated on the currently effective Sheet No. 4 of this FERC Gas Tariff subject to the provisions of
                        Section 12.2 (c) of the General Terms and Conditions, multiplied by the sum of the Injection Quantities at each Parking and Loan Point on each day of such month.

                        (d) Reduction of Balance Charge Credit. In the event that Shipper submits a nomination that would have reduced its Parked Balance or Loan Balance on any day and Transporter is unable to schedule all the quantities nominated because there is inadequate park and loan capacity available, solely for the purpose of calculating the Balance Charge, Transporter shall reduce the Parked Balance or Loan Balance for each such day by the quantity of gas Transporter was unable to deliver in response to Shippers nomination. The Parked Balance or Loan Balance subject to a Balance Charge will not be reduced if Transporter is unable to honor park and loan nominations because transportation service has been nominated for parked and loaned quantities and there is inadequate interruptible transportation capacity available.

                   5.4 Discounted Rate. For purposes of administering rates under this Rate Schedule PAL, Transporter shall have the right to discount the Maximum Injection / Withdrawal Rate and Maximum Daily Balance Rate for park and loan service under this Rate Schedule PAL and to charge a lower rate for some or all of the services performed under this Rate Schedule, provided that such discounting is necessary to meet competitive conditions existing at the time; provided, however, that in no event shall rates charged under this Rate Schedule be less than the Minimum Injection/ Withdrawal Rate and Minimum Daily Balance Rate reflected on the currently effective Sheet No. 5 of the FERC Gas Tariff. Transporter shall not be required to offer park and loan service at a discount rate; however, to the extent such discounted service is offered, it shall be offered on a nondiscriminatory basis.

              6.   PAL ADVISORY NOTICES

                   6.1 In the event that Transporter determines, in its sole discretion, that some or all park and loan services must be interrupted or curtailed in order to satisfy Transporters obligations to Shippers under the RTS or ITS Rate Schedules, or that such interruption or curtailment is otherwise necessary or appropriate to avoid adverse impact on the operation of

--------------------------------------------------------------------------------
 Issued on: November 30, 1995                   Effective: January 1, 1996
--------------------------------------------------------------------------------


 Fourth                       RATE SCHEDULE PAL (Continued)
Revised
 Sheet             Transporter's system, Transporter will notify any
 No. 37            affected Shippers receiving service under the PAL Rate
                   Schedule that they are required to eliminate or reduce their existing Parked Balances and/or Loan Balances over the period specified in the notice. Such notices may be provided by telephone, facsimile or in writing, as well as on Transporter's Electronic Bulletin Board. Such notices shall be issued to Shippers in order based upon the net aggregate of each Shipper's outstanding balance at all Parking and Loan Points beginning with the largest balance.
                   The minimum period of time for elimination or reduction of balances that can be stated in such a notice is the end of the gas day for which the next available nomination deadline applies.

                   6.2 If Shipper fails to comply with a notice given in accordance with Section 6.1 above, Transporter shall cash out the balance quantity that Shipper was advised, but failed, to reduce or eliminate at the replacement cost of gas plus ten percent (10%) for Loan Balances or the sale price of the gas less ten percent (10%) for Parked Balances. For the purposes of the preceding sentence, the replacement cost and sale price of gas shall be computed as follows: (i) all balances subject to replacement or sale on a particular day will be aggregated and offered for bid in one lump sum; (ii) all revenues received from the sale of, or expenses incurred in the replacement of, such volumes will be aggregated for such day; and (iii) the aggregate revenues or expenses for each day will be applied to the aggregate cash out volumes for each day in chronological order. All volumes offered for sale or purchase pursuant to this section will be posted on Transporter's Electronic Bulletin Board in a notice stating the quantity of gas offered for sale or purchase and the deadline for making bids. Such volumes will be allocated on a best bid basis, beginning with the lowest rate bid for purchases and the highest rate bid for sales.

                   6.3 Transporter may issue a notice requiring any Shipper with a Parked or Loan Balance of less than 50 Dth to eliminate its existing Parked or Loan Balance under this Section 6 within thirty (30) days. If Shipper fails to comply with this notice, any Parked Balance remaining after thirty (30) days will be cashed out at ninety percent (90%) of the average New York City Gate Price for the previous month as published in Natural Gas Week and posted on Transporters Electronic Bulletin Board; and any Loan Balance remaining after thirty
                   (30) days will be cashed out at 110% of the average New York City Gate Price for the previous

--------------------------------------------------------------------------------
 Issued on: October 17, 1997                  Effective: November 16, 1997
--------------------------------------------------------------------------------


 Fourth                       RATE SCHEDULE PAL (Continued)
Revised
 Sheet             month as published in Natural Gas Week and posted on
 No. 38            Transporters Electronic Bulletin Board.

              7.   CONTRACT TERMINATION

              Unless a shorter period of time is imposed in a notice issued in accordance with Section 6 above, Shipper shall eliminate any outstanding Parked Balance or Loan Balance within sixty (60) days of termination of its Park and Loan Service Contract. If Shipper fails to eliminate such balance, Transporter shall cash out any balance quantity remaining after sixty (60) days at the replacement cost of gas plus ten percent (10%) for Loan Balances or the sale price of the gas less ten percent (10%) for Parked Balances. For the purposes of the preceding sentence, the replacement cost and sale price of gas shall be computed as described in Section 6.2 above.

              8.   RESERVED FOR FUTURE USE

              9.   GENERAL TERMS AND CONDITIONS

              Shipper shall provide Transporter with such information as is needed to meet the requirements placed on Transporter pursuant to 18 C.F.R. Part 284. Unless stated otherwise, all of the General Terms and Conditions of Transporters currently effective FERC Gas Tariff, and any revisions thereof that may be proposed and made effective from time to time hereafter, shall apply to and are made a part of this Rate Schedule.

--------------------------------------------------------------------------------
 Issued on: October 17, 1997                  Effective: November 16, 1997
--------------------------------------------------------------------------------


  First         RATE SCHEDULE PAL (Continued)
 Revised
  Sheet         SHEET NOS. 39 AND 40 RESERVED
   No.                 FOR FUTURE USE
  39-40

  ------------------------------------------------------------------------
 Issued on: November 30, 1995                   Effective: January 1, 1996
  ------------------------------------------------------------------------

    Third                     GENERAL TERMS AND CONDITIONS
   Revised                         TABLE OF CONTENTS
    Sheet
   No. 41
               Section                                  Sheet
               No.                                        No.

               1.          INTRODUCTORY STATEMENT          42

               2.          DEFINITION OF TERMS             42

               3.          REQUESTS FOR SERVICE/           51
                           CREDIT EVALUATION

               4.          NOMINATIONS, ALLOCATING         57
                           CAPACITY AND SCHEDULING

               5.          CURTAILMENT                     60

               6.          BALANCING AND PENALTY           61
                           PROVISIONS

               7.          DELIVERY AND RECEIPT            66
                           POINTS

               8.          UNIFORM PRESSURE AND            68
                           QUANTITY

               9.          QUALITY                         68

               10.         MEASUREMENT                     71

               11.         MEASURING EQUIPMENT             72

               12.         GAS RESEARCH INSTITUTE          75
                           ADJUSTMENTS, FERC
                           ANNUAL CHARGE
                           ADJUSTMENT AND DEFERRED
                           ASSET SURCHARGE

               13.         BACKHAUL AND EXCHANGE           76
                           TRANSPORTATION

               14.         BILLINGS AND PAYMENTS           76

               15.         POSSESSION OF GAS               79

               16.         WARRANTY OF TITLE OF           79A
                           GAS

               17.         OPERATING INFORMATION           80
                           AND ESTIMATES

               18.         OTHER OPERATING                 81
                           CONDITIONS

               19.         CONSTRUCTION OF LATERAL         83
                           FACILITIES POLICY

               20.         IMPAIRMENT OF                   84
                           DELIVERIES

               21.         FORCE MAJEURE AND              84A
                           REMEDIES

               22.         NOTICES AND                     87
                           COMMUNICATION

               22A.        COMPLIANCE WITH THE             88
                           MARKETING AFFILIATE
                           RULE ORDER NO. 497

               23.         MODIFICATION                    90

               24.         NONWAIVER AND FUTURE            90
                           DEFAULT

               25.         SCHEDULES AND CONTRACT          90
                           SUBJECT TO REGULATION

               26.         DESCRIPTIVE HEADINGS            91

               27.         INCORPORATION IN RATE           91
                           SCHEDULES AND GAS
                           TRANSPORTATION
                           CONTRACTS

               28.         CAPACITY RELEASE                91
                           PROVISIONS

               29.         PREGRANTED ABANDONMENT         108
                           & THE RIGHT OF FIRST
                           REFUSAL

               30.         ELECTRONIC BULLETIN            116
                           BOARD

               31.         COMPLIANCE WITH GISB           120
                           STANDARDS

               32.         NEGOTIATED RATES               121

--------------------------------------------------------------------------------
 Issued on: October 17, 1997                  Effective: November 16, 1997
--------------------------------------------------------------------------------


 First                         GENERAL TERMS AND CONDITIONS
Revised
 Sheet        1.   INTRODUCTORY STATEMENT
 No. 42
              Except where expressly stated otherwise, the General Terms and Conditions of Transporters currently effective FERC Gas Tariff shall apply to all natural gas service rendered by Transporter under any Gas Transportation Contract or Park and Loan Service
              Contract, including, but not limited to, service under the RTS
              Rate Schedule, the ITS Rate Schedule and the PAL Rate Schedule.

              2.   DEFINITION OF TERMS

              Except where another meeting is expressly stated, the following terms shall have the following meanings when used in this Tariff and in any Gas Transportation Contract or Park and Loan Service Contract incorporating this Tariff:

                   2.1 RTS Rate Schedule. The RTS Rate Schedule shall mean the RTS Rate Schedule of Transporters currently effective FERC Gas Tariff, as may be revised from time to time, or any superseding rate schedule (s).

                   2.2 ITS Rate Schedule. The ITS Rate Schedule shall mean the ITS Rate Schedule of Transporters currently effective FERC Gas Tariff, as may be revised from time to time, or any superseding rate schedule (s).

                   2.3 PAL Rate Schedule. The PAL Rate Schedule shall mean the PAL Rate Schedule of Transporters currently effective FERC Gas Tariff, as may be revised from time to time, or any superseding rate schedule (s).

                   2.4 Transporter. Transporter shall mean Iroquois Gas Transmission System, L.P., its successors or assignees.

                   2.5 Shipper. Shipper shall mean any entity seeking or subscribing to transportation service or park and loan service on Transporters system pursuant to the terms and conditions of Transporters currently effective FERC Gas Tariff.

                   2.6 Operator. Operator shall mean an entity, other than Transporter, which has been designated by Transporter to operate Transporters system.

                   2.7   FERC or Commission. The FERC or Commission

--------------------------------------------------------------------------------
 Issued on: November 30, 1995                   Effective: January 1, 1996
--------------------------------------------------------------------------------


 Second                  GENERAL TERMS AND CONDITIONS (Continued)
Revised
 Sheet             shall mean the Federal Energy Regulatory Commission or
 No. 43            any successor agency having jurisdiction over this
                   Tariff.

                   2.8 Day. The term "day" shall mean a period of twenty-four consecutive hours, beginning and ending at 9:00 a.m. Central Time.

                   2.9 Month. The term "month" shall mean the period beginning at 9:00 a.m. Central Time on the first day of the calendar month and ending at 9:00 a.m. Central Time on the first day of the next succeeding calendar month.

                   2.10 Year. The term "year" shall mean any period of twelve consecutive months.

                   2.11 Contract Year. The term "contract year" with respect to the first "contract year" shall mean the period commencing on the date deliveries first commence under a Gas Transportation Contract and ending at 9:00 a.m. Central Time on the following November 1, and with respect to any succeeding "contract year" shall mean the period of twelve (12) consecutive months from the end of the preceding contract year to 9:00 a.m. Central Time on the next succeeding November 1.

                   2.12 Commencement Date. The Commencement Date shall be the date on which transportation service or park and loan service begins, as mutually agreed by Shipper and Transporter and set forth in a Gas Transportation Contract or Park and Loan Service Contract, or in the case where additional facilities are required by Transporter, the date on which the facilities required to enable Transporter to render transportation service to Shipper are constructed, installed and made operational, as set forth in Transporter's initial written notice to Shipper, which shall be given at least thirty (30) days in advance of the estimated date ("Advanced Notice"), followed by a written notice to transport Shipper's gas by Transporter ("Final Notice"), which shall be given not less than five (5) days to prior to the date on which the transportation service shall begin, unless Shipper and Transporter mutually agree to a shorter notice period.

                   2.13 Central Time. "Central Time" refers to Central Daylight Savings Time when in effect and Central Standard Time at all other times.

                   2.14 Cubic Foot. The term "cubic foot" shall mean the volume of gas which occupies one cubic foot when such gas

--------------------------------------------------------------------------------
 Issued on: April 2, 1997                          Effective: June 1, 1997
--------------------------------------------------------------------------------


 First                   GENERAL TERMS AND CONDITIONS (Continued)
Revised
 Sheet             is at a temperature of 60 degrees Fahrenheit, and at a
 No. 44            pressure of 14.73 pounds per square inch absolute.

                   2.15 Mcf. The term Mcf shall mean 1,000 cubic feet of gas.

                   2.16 British Thermal Unit or Btu. The term British thermal unit or Btu shall mean the amount of heat required to raise the temperature of one pound of distilled water 1 degree Fahrenheit at 60 degrees Fahrenheit, at a constant pressure of 14.73 pounds per square inch absolute.

                   2.17 Dekatherm or Dth. The term Dekatherm or Dth shall mean the quantity of heat energy which is 1,000,000 British thermal units.

                   2.18 Total Heating Value. The term total heating value, when applied to a cubic foot of gas, means the number of British thermal units produced by the combustion in a recording calorimeter at constant pressure, of the amount of gas which would occupy a volume of one cubic foot at a temperature of 60 degrees

                   Fahrenheit, with the gas free of water vapor, and under a pressure equal to that of 30 inches of mercury at 32 degrees Fahrenheit and under a standard gravitational force (acceleration of 980.665 cm per second per second) with air of the same temperature and pressure as the gas, when the products of combustion are cooled to the initial temperature of the gas and air, and when the water formed by combustion is condensed to the liquid state.

                   2.19 Gas. The term gas shall mean natural gas of the quality specified in Section 9 of these General Terms and Conditions.

                   2.20 System Capacity. The System Capacity available for transportation and park and loan service on Transporters system shall be determined by Transporter, to the best of its ability, by performing a computer simulation of the system taking into account nominated Scheduled and Equivalent Quantities, the available facilities, the gas characteristics and the linepack gain or loss required for that day.

--------------------------------------------------------------------------------
 Issued on: November 30, 1995                   Effective: January 1, 1996
--------------------------------------------------------------------------------


 Fourth                  GENERAL TERMS AND CONDITIONS (Continued)
Revised
 Sheet             2.21   Delivery and Receipt Points.
 No. 45                 (a)   Delivery Point. A Delivery Point is a point
                        at which Transporter is authorized to make gas available to or on behalf of Shipper. Transporters Primary Delivery Point(s) for Shipper shall be set forth on
                        Schedule 2 appended to the Gas Transportation Contract between Transporter and Shipper, or other mutually agreeable points. Transporters Delivery Points are listed on Transporters Electronic Bulletin Board.

                        (b) Receipt Point. A Receipt Point is a point at which Transporter is authorized to receive natural gas from or for the account of Shipper. Transporters Primary Receipt Point (s) for Shipper shall be those set forth on
                        Schedule 1 appended to the Gas Transportation Contract between Transporter and Shipper, or other mutually agreeable points. Transporters Receipt Points are listed on Transporters Electronic Bulletin Board.

                   2.22   Parking and Loan Points.
                        (a) Parking Point. A Parking Point is a Receipt or Delivery Point at which Transporter is authorized to receive and hold on behalf of Shipper a quantity of gas nominated by Shipper in accordance with the terms of the PAL Rate Schedule, the Park and Loan Service Contract between Transporter and Shipper, and these General Terms and Conditions.

                        (b) Loan Point. A Loan Point is a Receipt or Delivery Point at which Transporter is authorized to advance to Shipper a quantity of gas nominated by Shipper in accordance with the terms of the PAL Rate Schedule, the Park and Loan Service Contract between Transporter and Shipper, and these General Terms and Conditions.

                   2.23 Backhaul and Exchange Transportation. Backhaul and Exchange Transportation shall mean transportation for a Shipper to a Delivery Point which is upstream of the Receipt Point for the Shippers gas.

                   2.24   Input Quantities
                        (a) Input Quantity. The Input Quantity for each day at a Receipt Point shall be the quantity of natural gas which is delivered to Transporter at such Receipt Point by or on behalf of Shipper, not to exceed the Maximum Input Quantity.

--------------------------------------------------------------------------------
 Issued on: November 30, 1995                   Effective: January 1, 1996
--------------------------------------------------------------------------------


  Sub.                   GENERAL TERMS AND CONDITIONS (Continued)
 Fifth
Revised       (b)   Maximum Input Quantity. The Maximum Input Quantity
 Sheet        shall be the maximum quantity of natural gas per day, as set
 No. 46       forth on Schedule 1 appended to the Gas Transportation
              Contract between Transporter and Shipper, which Shipper is entitled to request Transporter to receive at one or more Receipt
              Points to be made available to or on behalf of Shipper (subject to adjustment for the Measurement Variance/Fuel Use Quantity) at one or more Delivery Points, not to exceed the Maximum Equivalent
              Quantity. Where the Maximum Input Quantity in such Schedule 1 is stated on a volumetric basis, the Maximum Input Quantity shall be restated and recalculated based upon a thermal content of 1011.693
              Btu per cubic feet. (i.e. 1.011693 dekatherms per Mcf)

              (c) Scheduled Input Quantity. The Scheduled Input Quantity for a Receipt Point shall be the Input Quantity which is nominated by Shipper for transportation service through such Receipt Point on a given day in accordance with Section 4 of the General Terms and Conditions of Transporter's currently effective FERC Gas Tariff or such other quantity as determined through application of said
              Section 4. The aggregate total of a Shipper's Scheduled Input Quantities on any day at all Receipt Points may exceed the Maximum Input Quantity established pursuant to the Gas Transportation Contract between Shipper and Transporter; provided, however, that (i) the aggregate total of such Shipper's Scheduled Input Quantities on any day at any Receipt Point may not exceed the Maximum Input Quantity, and (ii) the total quantity of gas nominated by Shipper to be transported by Transporter on any day through any single segment of Transporter's pipeline system may not exceed the Maximum Input Quantity. For purposes of this section, a segment of Transporter's pipeline system is the portion of Transporter's pipeline system is the portion of Transporter's system located between any Receipt Point and the nearest upstream or downstream Delivery Point.

--------------------------------------------------------------------------------
 Issued on: September 22, 1998                 Effective: November 1, 1998
--------------------------------------------------------------------------------


  Sub.                   GENERAL TERMS AND CONDITIONS (Continued)
 Second
Revised       2.25   Equivalent Quantities
 Sheet
No. 46A            (a)   Equivalent Quantity. The Equivalent Quantity shall
                   be that quantity of natural gas to be made available on any day to or on behalf of Shipper at one or more Delivery Point(s), which quantity shall be the thermal equivalent of the Input Quantity delivered to Transporter at the Receipt Point(s) by or on behalf of Shipper on that day, adjusted by the applicable Measurement Variance/Fuel Use Quantity (unless, in the case of a positive Measurement Variance/Fuel Use Factor, Shipper provides the applicable Measurement Variance/Fuel Use Quantity to Transporter at the Receipt Point).

                   (b) Maximum Equivalent Quantity. The Maximum Equivalent Quantity on each day shall be the maximum quantity, as set forth in Schedule 2 appended to the Gas Transportation Contract between Shipper and Transporter, which Shipper may request Transporter to make available at one or more Delivery

--------------------------------------------------------------------------------
 Issued on: September 22, 1998                 Effective: November 1, 1998
--------------------------------------------------------------------------------


  Sub.                   GENERAL TERMS AND CONDITIONS (Continued)
Seventh
Revised            Points. The Maximum Equivalent Quantity for a Shipper
 Sheet             shall be the thermal equivalent of the Maximum Input
 No. 47            Quantity for that Shipper as defined in Section 2.24(b).

                   (c) Scheduled Equivalent Quantity. The Scheduled Equivalent Quantity for a Delivery Point shall be the Equivalent Quantity which is nominated by Shipper for transportation service to such Delivery Point on a given day in accordance with Section 4 of the General Terms and Conditions of Transporter's currently effective FERC Gas Tariff, or such other quantity as determined through application of said Section 4. The aggregate total of a Shipper's Scheduled Equivalent Quantities on any day at all Delivery Points may exceed the Maximum Equivalent Quantity established pursuant to the Gas Transportation Contract between Shipper and Transporter; provided, however, that (i) the aggregate total of such Shipper's Scheduled Equivalent Quantities on any day at any Delivery Point may not exceed the Maximum Equivalent Quantity, and (ii) the total quantity of gas nominated by Shipper to be transported by Transporter on any day through any single segment of Transporter's pipeline system may not exceed the Maximum Equivalent Quantity. For purposes of this section, a segment of Transporter's pipeline system is the portion of Transporter's system located between any Delivery Point and the nearest upstream or downstream Receipt Point.

              2.26 Fuel Calculation Mechanism -- In Kind Fuel Reimbursement. When the fuel reimbursement method is fuel in-kind, the results of the fuel reimbursement calculations for the nomination process should be rounded to the nearest dekatherm or gigajoule (Canada). The standard fuel calculation mechanism, as this is related to the nomination process, should be (1-fuel %/100) multiplied by receipt quantity = delivery quantity. Transporter will not reject a nomination for reasons of rounding differences due to fuel calculation of less than 5 Dth, and Transporter will provide, if applicable, a fuel matrix for receipt and delivery point combinations. The Service Requester will not be responsible for calculating and totaling fuel based on each zone or facility traversed. For current in- kind fuel reimbursement procedures, fuel rates should be made effective only at the beginning of the month. "Fuel" as referred to in this calculation refers to the Measurement Variance/Fuel Use Factor as defined further in Section 2.27.

--------------------------------------------------------------------------------
 Issued on: September 22, 1998                 Effective: November 1, 1998
--------------------------------------------------------------------------------


Original                 GENERAL TERMS AND CONDITIONS (Continued)
  Sheet
 No. 47A            2.27   Measurement Variance/Fuel Use Factor.
                    The Measurement Variance/Fuel Use Factor shall be the applicable percentage, determined on a monthly basis pursuant to this Section 2.27, to account for and recover lost and unaccounted- for gas on Transporter's system and transportation fuel requirements. The monthly percentages shall be within the minimum and maximum percentages set forth on Sheet No. 4 of this First Revised Volume No. 1 for the applicable Rate Schedule. At least ten (10) days prior to the beginning of each month (Applicable Month), Transporter will publish the Measurement Variance/Fuel Use Factor via its Electronic

--------------------------------------------------------------------------------
 Issued on: September 17, 1997                 Effective: November 1, 1997
--------------------------------------------------------------------------------


 Sixth                      GENERAL TERMS AND CONDITIONS (Continued)
Revised
 Sheet                    Bulletin Board. The monthly Measurement
 No. 48                   Variance/Fuel Use Factor shall be calculated in
                          the following manner:

                          Receipts-Deliveries +/- Linepack Change +/-
                            Accumulated MV Imbalance
                          Forecasted Systemwide Deliveries For The
                          Applicable Month

                          +  858 Fuel Forecast +/- Accumulated 858 Fuel
                           Imbalances
                             Forecasted Systemwide Deliveries For The
                                Applicable Month

                          +  (854 Fuel Forecast +/- Accumulated 854 Fuel
                           Imbalances) x (Transportation Factor)
                             Forecasted Deliveries For The Applicable
                           Month For The Applicable Zone Excluding
                           Backhauls

                          Where:

                           Receipts =                  Actual measured
                                                       volumes received
                                                       by Transporter at
                                                       Receipt Points for
                                                       transportation
                                                       during the month
                                                       ending one month
                                                       prior to the
                                                       Applicable Month
                                                       ("Measurement
                                                       Month").

                           Deliveries =                Actual measured
                                                       volumes delivered
                                                       by Transporter to
                                                       Delivery Points
                                                       during the
                                                       Measurement Month.

                           Line Pack Change =          The change in line
                                                       pack gas contained
                                                       within
                                                       Transporter's
                                                       System that
                                                       occurred during
                                                       the Measurement

                                                       Month.

                           Accumulated Imbalances =    Any gas
                                                       (measurement
                                                       variance or fuel)
                                                       which has been
                                                       over or under
                                                       collected during
                                                       the month(s) prior
                                                       to the Measurement
                                                       Month.

                           854 Fuel Forecast =         Fuel required for
                                                       transportation on
                                                       Transporter's
                                                       System forecasted
                                                       for the Applicable
                                                       Month.

                           858 Fuel Forecast =         Fuel required for
                                                       transportation on
                                                       others forecasted
                                                       for the Applicable
                                                       Month.

                           Transportation Factor =     The applicable
                                                       zonal allocation
                                                       factors of 67.23%
                                                       for Zone 1 or
                                                       32.77% for Zone 2
                                                       corresponding to
                                                       Transporter's
                                                       currently
                                                       effective rates.
                                                       Backhauls will
                                                       have a
                                                       Transportation
                                                       Factor equal to
                                                       zero (0).

--------------------------------------------------------------------------------
 Issued on: September 30, 1998                 Effective: November 1, 1998
--------------------------------------------------------------------------------


 Fifth                   GENERAL TERMS AND CONDITIONS (Continued)
Revised
 Sheet        Transporter shall use the applicable Measurement
 No. 49       Variance/Fuel Use Factor to adjust a Shippers Equivalent
              Quantity, up to the Maximum Equivalent Quantity, or to calculate the Measurement Variance/Fuel Use Quantity that a Shipper may tender at the Applicable Receipt Point in lieu of an adjustment to the Equivalent Quantity. A positive Measurement Variance/ Fuel Use
              Factor represents a loss in Transporter's Measurement
              Variance/Fuel Use. A negative Measurement Variance/Fuel Use Factor represents a net gain in Transporter's Measurement Variance/Fuel
              Use. As provided by
              the formula for calculating the Measurement Variance/Fuel Use
              Factor, different Measurement Variance/Fuel Use Factors will be applied to Transportation within Zone 1 and Zone 2 and for backhauls.

              Where a negative Measurement Variance/Fuel Use Factor exists, additional units of gas associated with such negative Measurement Variance/Fuel Use Factor which are within the Shipper's Maximum Equivalent Quantity can be transported using the commodity rate under Transporter's RTS Rate Schedule. If the additional units of gas associated with such negative Measurement Variance/Fuel Use Factor exceed the Shipper's Maximum Equivalent Quantity, those additional units may be transported under the ITS Rate Schedule at a rate up to the maximum rate for such service on the currently effective Sheet No. 4 of this FERC Gas Tariff.

              Transporter shall file with the Commission by January 1 and July 1 of each year, the calculation supporting the Measurement Variance/Fuel Use Factors that were charged in each of the preceding six months. Transporter may adjust the minimum or maximum percentages set forth on Sheet No. 4 of this First Revised Volume No. 1 from time to time based upon Transporter's determination of changes in its Measurement Variance Fuel/Use requirements.

--------------------------------------------------------------------------------
 Issued on: September 15, 1998                  Effective: August 31, 1998
--------------------------------------------------------------------------------


Original                 GENERAL TERMS AND CONDITIONS (Continued)
  Sheet
 No. 49A       2.28   Park and Loan Balance Quantities.

                    (a) The Maximum Balance Quantity shall be the maximum quantity of gas, as set forth on Schedule 2 appended to the Park and Loan Service Contract between Transporter and Shipper, which Shipper is entitled to maintain as a net aggregate loan at any time on its behalf at one or more Loan Points to be made available to or on behalf of Shipper.

                    (b) Parked Balance. The Parked Balance for each day shall be the total quantity of gas which Transporter is holding for Shipper at a Parking Point on that day.

                    (c) Loan Balance. The Loan Balance for each day shall be the quantity of gas which Shipper has borrowed from transporter at a Loan Point and not yet redelivered to Transporter.

               2.29   Injections and Withdrawals.

                    (a) Injections. The Injected Quantity for each day shall be the amount of gas injected by Shipper on that day at each Parking Point or Loan Point.

                    (b) Withdrawals. The Withdrawal Quantity for each day shall be the amount of gas withdrawn by Shipper on that day at each Parking Point or Loan Point

--------------------------------------------------------------------------------
 Issued on: September 15, 1998                  Effective: August 31, 1998
--------------------------------------------------------------------------------


 Fourth                  GENERAL TERMS AND CONDITIONS (Continued)
Revised
 Sheet             2.30   Zone 1. Zone 1 commences at Transporter's
 No. 50            interconnection with TransCanada PipeLines Limited at
                   the International border at MP 0 at Waddington, New York and extends to Transporter's interconnection with the Tennessee
                   Gas Pipeline Company at MP 192 at Wright, New York. Any
                   Receipt Point at Wright, New York, shall be deemed to be located in the same Zone as the corresponding Delivery Point to which the transportation service relates. Any Delivery
                   Point at Wright, New York, shall be deemed to be located in the same Zone as the corresponding Receipt Point to which the transportation service relates.

                   2.31 Zone 2. Zone 2 commences at Transporter's interconnection with the Tennessee Gas Pipeline Company at MP 192 at Wright, New York, and extends to Transporter's interconnection with the New York Facilities System at MP 373 at South Commack, New York.

                   2.32 Receipt and Delivery Points. Transporter's approved interconnection points that constitute both receipt and delivery points for gas transportation service are listed on Transporter's Electronic Bulletin Board and are incorporated herein by reference. Transporter will promptly post any changes to the list on its Electronic Bulletin Board.

                   2.33 Transporter Overrun Costs. Transporter Overrun Costs are the costs incurred by Transporter due to unauthorized Shipper overruns, which costs are not otherwise included in Transporter's rates. Such costs shall consist of:

                        (a) Costs incurred by Transporter to correct the effect of any tampering with or alteration of Transporter's facilities which permitted an overall overrun to occur at the affected Delivery Point and the costs incurred by Transporter to repair such facilities;

                        (b) Costs incurred by Transporter to acquire additional gas to prevent or alleviate curtailments and to reestablish appropriate operating pressure on its system:

--------------------------------------------------------------------------------

 Issued on: April 2, 1997                          Effective: June 1, 1997
--------------------------------------------------------------------------------


2nd Sub.                 GENERAL TERMS AND CONDITIONS (Continued)
 Second
 Revised                 (c)   Penalties paid by Transporter to third
  Sheet                  parties; and
 No. 50A
                         (d) Costs incurred by Transporter to collect overrun penalties and to administer the crediting provisions set forth in Section 6.7.

                    2.34   Business Day.
                    The term "Business Day" shall mean Monday through Friday, excluding Federal Banking Holidays.

                    2.35   EDI.
                    The term "EDI" shall mean the Electronic Data Interchange as defined by then-effective standards established by the Gas Industry Standards Board and approved by the FERC.

                    2.36   Gas Day.
                    The term "gas day" shall mean a period beginning and ending at 9:00 a.m. Central Time.

                          2.37 Operational Flow Order.
                    The term "Operational Flow Order" means an order (such as a PAL Advisory Notice) issued to alleviate conditions, inter alia, which threaten or could threaten the safe operations or system integrity of Transporter's system or to maintain operations required to provide efficient and reliable firm service. Whenever a Transporter experiences these conditions, any pertinent order will be referred to as an Operational Flow Order. The declaration to the affected parties of Operational Flow Orders, critical periods, and/or critical notices should describe the conditions and the specific responses required from the affected parties.

                    2.38 Operational Balancing Agreement or OBA. The term "Operational Balancing Agreement" or "OBA" shall mean a contract between two parties which specifies the procedures to manage operating variances at an interconnect.

                    2.39   Negotiated Rate.
                    The term "Negotiated Rate" shall mean a rate that Iroquois and Shipper have agreed will be charged for service under Rate Schedule RTS or ITS where, for all or a portion of the contract term, one or more of the individual components of such rate exceeds the maximum rate, or is less than the minimum rate, for such component set forth in Transporter's tariff for service under Rate Schedule RTS or ITS, as applicable. Any Gas

                   Transportation Contract, entered into after November 16, 1997, that provides for service under Rate Schedule RTS or ITS at a rate other than the applicable maximum rate shall contain a provision stating the mutual agreement of the parties as to whether it is an agreement for a discounted rate or for a Negotiated Rate.

--------------------------------------------------------------------------------
 Issued on: June 10, 1998                     Effective: November 16, 1997
--------------------------------------------------------------------------------


2nd Sub.                 GENERAL TERMS AND CONDITIONS (Continued)
Original
  Sheet             2.40   Negotiated Rate Formula.
 No. 50B            The term "Negotiated Rate Formula" shall mean a rate
                    formula that Iroquois and Shipper have agreed will apply to service under Rate Schedule RTS or ITS, which results in a rate where, for all or a portion of the contract term, one or more of the individual components of such rate exceeds the maximum rate, or is less than the minimum rate, for such component set forth in Transporter's tariff for service under Rate Schedule
                    RTS or ITS, as applicable. Any Gas Transportation
                    Contract, entered into after November 16, 1997, that provides for service under Rate Schedule RTS or ITS at a rate other than the applicable maximum rate shall contain a provision stating the mutual agreement of the parties as to whether it is an agreement for a discounted rate or for a rate pursuant to a Negotiated
                    Rate Formula.

                    2.41   Recourse Rate.
                    The term "Recourse Rate" shall mean the applicable maximum rate that would apply to the service but for the rate flexibility allowed under Section 32 hereof.

--------------------------------------------------------------------------------
 Issued on: June 10, 1998                     Effective: November 16, 1997
--------------------------------------------------------------------------------


 Fifth                   GENERAL TERMS AND CONDITIONS (Continued)
Revised
 Sheet        3.   REQUESTS FOR SERVICE / CREDIT EVALUATION
 No. 51
                   3.1 Qualifications For Service. All Shippers requesting transportation or park and loan service must provide the information required by this Section 3 of the General Terms and Conditions and must complete a Service Request Form as described herein. A pro forma Service Request Form is attached as Sheet No. 181 to this Tariff. No request for firm service will be entered on Transporter's log until a completed Service Request Form has been provided to and validated by Transporter, and Shipper has been provided the information specified in this Section 3 of the General Terms and Conditions. No service shall be rendered until Transporter and Shipper have satisfied the Availability provisions of the applicable Rate
                   Schedule, and the applicable contract has been executed.

                   3.2 Requests For Service To Be Directed To Manager, Marketing and Transportation. A Shipper requesting service on Transporter's system must provide a completed Service Request Form to Transporter for validation containing the information set forth in Section 3.3 prior to entry of Shipper's request for service into Transporter's transportation log. Requests for service should be directed to the following address:

                        Manager, Marketing and Transportation
                        Iroquois Gas Transmission System, L.P.
                        c/o Iroquois Pipeline Operating Company
                        One Corporate Drive
                        Suite 600
                        Shelton, CT 06484

                   3.3   Information To Be Included In Request For Service.

                   Any request shall include the following:

                        (a) Type of Service. A statement that Shipper is requesting firm reserved transportation service under the RTS Rate Schedule, interruptible transportation service under the ITS Rate Schedule or park and loan service under the PAL Rate Schedule, as those services are defined in Section 2 hereof and in those Rate Schedules.

--------------------------------------------------------------------------------
 Issued on: April 2, 1997                          Effective: June 1, 1997
--------------------------------------------------------------------------------


Original                 GENERAL TERMS AND CONDITIONS (Continued)
  Sheet
 No. 51A                 (b)   Gas Quantities. For service under the RTS or
                         ITS Rate Schedules, the Maximum Input Quantity for which Shipper requests transportation service at each Receipt Point(s) and the Maximum Equivalent
                         Quantity for which Shipper requests transportation at each Delivery Point(s), stated in Dekatherms;
                         and the estimated total quantities for which Shipper is requesting

--------------------------------------------------------------------------------
 Issued on: April 2, 1997                          Effective: June 1, 1997
--------------------------------------------------------------------------------


 Third                   GENERAL TERMS AND CONDITIONS (Continued)
Revised

 Sheet                  transportation over the delivery period. For
 No. 52                 service under the PAL Rate Schedule, the Maximum
                        Balance Quantity for which Shipper requests park and loan service stated in Dekatherms.

                        (c) Receipt/Delivery Point(s). The Receipt Point(s) and Delivery Point(s) for the requested transportation service together with the name of the entity which will deliver the gas to Transporter and the name of the entity to receive the gas from Transporter.

                        (d)   Term. The proposed commencement and
                        termination dates of service.

                        (e) Shipper Certification. For transportation service, a statement by Shipper certifying (1) that Shipper has title or a current contractual right to acquire title to the gas supply for which transportation is requested;
                        (2) that Shipper has or will enter into all contractual arrangements necessary to ensure that all upstream and downstream transportation is in place prior to the date on which service is requested to commence; and (3) that the end-user of the gas (if other than the Shipper) has entered into gas purchase contracts (or precedent agreements therefor) to acquire title to the gas for which transportation service is requested. For park and loan service, a statement by Shipper certifying (1) that Shipper has title or a current contractual right to acquire title to the gas supply for which parking service is requested; and (2) that Shipper has or will enter into all contractual arrangements necessary to ensure transportation of gas to and from the Parking and/or Loan Point(s).

                        (f) Facilities. Identification and location of any facilities to be constructed or installed by any party which are necessary for receipt of gas by Transporter or for delivery to and/or utilization of gas by the Shipper or direct or indirect customers of the Shipper.

                        (g) Rate. Percentage of the maximum effective rate under Rate Schedule RTS which Shipper is willing to pay. Transporter shall not be obligated to accept any bid or execute a Gas Transportation Contract at a rate less than the maximum rate allowable under such Rate Schedule. A request for service at a Negotiated Rate or under a Negotiated Rate Formula shall specify the Negotiated Rate or Negotiated Rate Formula on which the Shipper is willing to agree.

--------------------------------------------------------------------------------
 Issued on: October 17, 1997                  Effective: November 16, 1997

--------------------------------------------------------------------------------


Original                 GENERAL TERMS AND CONDITIONS (Continued)
  Sheet
 No. 52A            3.4   Credit Evaluation. In addition to the information
                    outlined above, a prospective Shipper must provide the following information for credit evaluation:

                         (a) a copy of Shipper's most recent audited financial statement;

--------------------------------------------------------------------------------
 Issued on: October 17, 1997                  Effective: November 16, 1997
--------------------------------------------------------------------------------


 First                   GENERAL TERMS AND CONDITIONS (Continued)
Revised
 Sheet                  (b)   a copy of Shippers most recent twelve month
 No. 53                 audited financial statement or Annual Report and,
                        if applicable, 10-K form;

                        (c) a list of Shippers affiliates, including parents and subsidiaries, if applicable.

                   In the event Shipper cannot provide the information specified in this section, Shipper shall, if applicable, provide the requested information for its parent company. A prospective Shipper need not provide the information requested in this section if the Shipper prepays for service or posts a letter of credit in accordance with section 3.5 hereunder.

                   3.5 Shippers Financial Creditworthiness. A Shipper will be considered creditworthy if it meets the following conditions:

                        (a) For a Shipper requesting service under the RTS, ITS or PAL Rate Schedules, Shippers long-term unsecured debt securities, at the time it enters into a Gas Transportation Contract (or a precedent agreement therefor) or a Park and Loan Service Contract and throughout the term thereof, are rated BBB by Standard & Poors Corporation or Baa2 by Moodys Investor Service; or

                        (b) For a Shipper requesting service under the RTS Rate Schedule, the Shipper prepays for service or provides a letter of credit for an amount equal to the sum of the Transportation Demand Charge and the Transportation Commodity Charge applicable for the proposed transportation service for a 3 month period or for the duration of the contract, whichever is shorter, such letter of credit to be issued by a commercial bank or financial institution located in the United States or Canada whose long-term unsecured debt securities are rated A or better by Standard & Poors Corporation, A or better by Dominion Bond Rating Service or A2 or better by Moodys Investor Service, Inc.;

                        For a Shipper requesting service under the ITS Rate Schedule, the Shipper prepays for service or provides a letter of credit for an amount equal to the Transportation Commodity Charge applicable to the proposed transportation service multiplied by the Maximum Equivalent Quantity requested for a

--------------------------------------------------------------------------------
 Issued on: November 30, 1995                   Effective: January 1, 1996
--------------------------------------------------------------------------------


 First                   GENERAL TERMS AND CONDITIONS (Continued)
Revised
 Sheet                  3 month period, such letter of credit to be issued
 No. 54                 by a commercial bank or financial institution
                        located in the United States or Canada whose long-term unsecured debt securities are rated A or better by Standard & Poors Corporation, A or better by Dominion
                        Bond Rating Service or A2 or better by Moodys Investor
                        Service, Inc.; or

                        For a Shipper requesting service under the PAL Rate Schedule, the Shipper prepays for service or provides a letter of credit for an amount equal to the arithmetic average of the monthly New York City Gate Prices for the twelve (12) months prior to October 1st of each year, as published in BTU Weekly and posted on Transporters Electronic Bulletin Board, multiplied by the Maximum Balance Quantity requested, such letter of credit to be issued by a commercial bank or financial institution located in the United States or Canada whose long-term unsecured debt securities are rated A or better by Standard & Poors Corporation, A or better by Dominion Bond Rating Service or A2 or better by Moodys Investor Service, Inc.; or

                        (c) For a Shipper requesting service pursuant to the RTS Rate Schedule, the Shipper provides a guarantee or other form of security to secure payment of an amount equal to the sum of the Transportation Demand Charge applicable to the proposed transportation service for a 12 month period and the Transportation Commodity Charge applicable for the proposed transportation service for a 3 month period, such guarantee or other security to be provided by an entity which meets the creditworthiness standards set forth in (a) or (b) above, or Shipper is otherwise deemed to be creditworthy by Transporter, consistent with the standards set forth above;

                        For a Shipper requesting service pursuant to the ITS Rate Schedule, the Shipper provides or other form of security to secure payment of an amount equal to the Transportation Commodity Charge applicable to the proposed transportation service multiplied by the Maximum Equivalent Quantity requested for a 3 month period, such guarantee or other

--------------------------------------------------------------------------------
 Issued on: November 30, 1995                   Effective: January 1, 1996
--------------------------------------------------------------------------------

  Sub.                   GENERAL TERMS AND CONDITIONS (Continued)
 Fourth
Revised                 security to be provided by an entity which meets
 Sheet                  the creditworthiness standards set forth in (a) or
 No. 55                 (b) above, or Shipper is otherwise deemed to be
                        creditworthy by Transporter, consistent with the standards set forth above;

                        For a Shipper requesting service pursuant to the PAL Rate Schedule, the Shipper provides a guarantee or other form of security to secure payment of an amount equal to the arithmetic average of the monthly New York City Gate Prices for the twelve (12) months prior to October 1st of each year, as published in Natural Gas Week and posted on Transporters Electronic Bulletin Board, multiplied by the Maximum Balance Quantity requested, such guarantee or other security to be provided by an entity which meets the creditworthiness standards set forth in (a) or (b) above, or Shipper is otherwise deemed to be creditworthy by Transporter, consistent with the standards set forth above.

                   3.6 Transporter shall not be required to perform or to continue service on behalf of any Shipper who is or has become insolvent or who, at Transporters request, fails within a reasonable period to demonstrate creditworthiness as defined in Section 3.5 herein. In the event a Shipper which has previously qualified as creditworthy becomes insolvent or can no longer demonstrate creditworthiness, Transporter shall provide service (1) under the ITS or RTS Rate Schedules for such Shipper if Shipper prepays for such service of furnishes good and sufficient security, as determined by Transporter in its reasonable discretion, in an amount equal to the Transportation Commodity Charge multiplied by the Maximum Equivalent Quantity and, if applicable, the Transportation Demand Charge for the service requested pursuant to the Transporters applicable Rate Schedules for a period of three months or the duration of the contract, whichever is shorter; and (2) under the PAL Rate Schedule for such Shipper, if Shipper prepays for such service or furnishes good and sufficient security, as determined by Transporter in its reasonable discretion, in an amount equal to the arithmetic average of the monthly New York City Gate Prices for the twelve (12) months prior to October 1st of each year, as published in Natural Gas Week and posted on Transporters Electronic Bulletin Board, multiplied by the Maximum Balance Quantity requested. In the event Shipper fails to prepay or furnish security, Transporter may, without waiving any rights or remedies it may have, and subject to any necessary authorizations, suspend or terminate further service until security is received. In the event that Transportation Commodity Charges are prepaid,

--------------------------------------------------------------------------------
 Issued on: January 15, 1997                    Effective: January 1, 1997
--------------------------------------------------------------------------------


 Third                   GENERAL TERMS AND CONDITIONS (Continued)
Revised
 Sheet             Transporter shall upon termination of service refund to
 No. 56            Shipper any amount exceeding an amount to the applicable
                   Transportation Commodity rate multiplied by the Scheduled
                   Equivalent Quantity nominated by Shipper less than any applicable scheduling or balancing penalty charges. In the event that Injection / Withdrawal or Balance Charges accrued under the PAL Rate Schedule are prepaid, Transporter shall upon termination of service refund to Shipper any amount exceeding an amount equal to the sum of (i) the Applicable
                   Injection / Withdrawal Rate multiplied by the sum of the Injected Quantities and Withdrawal Quantities at each Parking and Loan Point on each day for which prepaid service was provided, and (2) the applicable Balance Rate multiplied by the sum of Shippers Parked Balance and Loan Balance at each Parking Point and at each Loan Point on each day for which prepaid service was provided.

                   Transporter shall seek any necessary authorization from the FERC prior to termination of service for any Shipper that fails to demonstrate creditworthiness or has become insolvent. For purposes herein, the insolvency of a Shipper shall be evidenced by the filing by Shipper or any parent entity thereof (hereinafter collectively referred to as Shipper) of a voluntary petition in bankruptcy or the entry of a decree or order by a court having jurisdiction in the premises adjudging Shipper bankrupt or insolvent, or approving, as properly filed, a petition seeking reorganization, arrangement or composition of or in respect of Shipper under the Federal Bankruptcy Act or any other applicable federal or state law, or appointing a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of Shipper or of any substantial part of its property, or the ordering of the winding-up or liquidation of its affairs, with said order or decree continuing unstayed and in effect for a period of sixty (60) consecutive days.

                   3.7 Validation of Service Request. Transporter shall evaluate the information offered in support of a request for service to determine whether there is adequate capacity to fulfill the request for service (applicable to requests for service under the RTS Rate Schedule only) and that the request for service is compatible with the operating conditions on Transporters system. Transporter may require any additional information as described in Section 3.3 necessary to process the request for service, consistent with all applicable rules, regulations or orders of the FERC or other regulatory authority having jurisdiction. After validation of the information submitted by Shipper in support of a request for service, Transporter shall accept Shippers request for service in writing.

--------------------------------------------------------------------------------
 Issued on: November 30, 1995                   Effective: January 1, 1996
--------------------------------------------------------------------------------


 Sixth                   GENERAL TERMS AND CONDITIONS (Continued)
Revised
 Sheet             3.8   Pre-qualification for Creditworthiness.
 No. 57            Any prospective bidder for capacity on Transporter's
                   system may, but is not required to, apply to establish creditworthiness prior to submitting a bid for capacity. To pre-qualify, a prospective bidder must submit to Transporter a request for pre-qualification for creditworthiness that includes the information specified in Section 3.4 of this Tariff. Transporter will evaluate the prospective bidder's creditworthiness in accordance with the provisions of Section
                   3 of this Tariff, advise the prospective bidder of the results of its credit evaluation, and establish a list of all pre-qualified bidders. To remain on this list, a prospective bidder must update the information required by Section 3.4 of this Tariff on an annual basis. Based on a subsequent review of the prospective bidder's financial status, Transporter may delete a pre-qualified bidder from its list of pre-qualified bidders or may amend that list with respect to any limitations on credit. All of the provisions of Section 3 of this Tariff involving creditworthiness shall remain applicable to prospective bidders who pre-qualify under this provision.

              4.   NOMINATIONS, ALLOCATING CAPACITY AND SCHEDULING

                   4.1   Nominations.
                   The level of information required to define a nomination is provided in GISB Data Set 1.4.1 version 1.2 (a pro forma nomination form is attached as Sheet No. 188 to this Tariff), as required by the Commission in 18 CFR 284.10(b) in accordance with Order 587 issued July 17,

                   1996. Iroquois shall provide upon request an indication of which data elements it is using and what it is using them for.

--------------------------------------------------------------------------------
 Issued on: June 30, 1998                        Effective: August 1, 1998
--------------------------------------------------------------------------------


 Fifth                   GENERAL TERMS AND CONDITIONS (Continued)
Revised
 Sheet             Such nominations are to be provided to Transporter under
No. 57A            the timeline set forth in Section 4.8 either
                   electronically by posting on Transporter's Electronic
                   Bulletin Board or via Electronic Date Interchange ("EDI").
                   All such postings for nomination purposes shall comply with all format and protocol requirements specified by Transporter.

                   Transporter may allow Shipper to submit a nomination or Intra-day nomination in writing or by facsimile during the 30 days following commencement of service under Shipper's first contract with Iroquois, or in the event of failure of electronic communication equipment, Internet or third party service provider, or other similar emergency event, provided, however, that Transporter may require Shipper to provide documentation of such event by an affidavit within 24 hours of such event.

                   All nominations shall be considered original nominations and must be replaced to be changed. When a nomination for a date range is received, each day within the range is considered an original nomination. When subsequent nomination is received for one or more days within that range, the previous nomination is superseded by the subsequent nomination only to the extent of the days specified. The days of the previous nomination outside the range of the subsequent nomination are unaffected. Nominations have a prospective effect only.

                   Transporter shall support a seven-days-a-week, twenty-four-hours-a-day nomination process. Personnel may be reached by beeper after normal business hours.

                   All nominations should include shipper defined begin dates and end dates. All nominations, excluding intra-day nominations, should have roll-over options.

--------------------------------------------------------------------------------
 Issued on: September 30, 1998                 Effective: November 2, 1998
--------------------------------------------------------------------------------


 Third                   GENERAL TERMS AND CONDITIONS (Continued)
Revised
 Sheet             Specifically, Shippers should have the ability to

No. 57B nominate for several days, months, or years, provided the nomination begin and end dates are within the term of Shipper's contract.

                   The standard quantity for nominations, confirmation and scheduling is dekatherms per gas day in the United States, gigajoules per gas day in Canada and gigacalories per gas day in Mexico. (For reference 1 dekatherm = 1,000,000 Btu's; 1 gigajoule = 1,000,000,000 joules; and 1 gigacalorie = 1,000,000,000 calories.) For commercial purposes, the standard conversion factor between dekatherms and gigajoules is 1.055056 gigajoules per dekatherm and between dekatherms and gigacalories is 0.251996 gigacalories per dekatherm. The standard Btu is the International Btu, which is also called the Btu(IT); the standard joule is the joule specified in the SI system of units.

                   4.2   Allocation of Capacity.
                   On each day Transporter shall determine with respect to all contracts:
                        (a) the total quantities which all Shippers have nominated to be received for transportation service on that day;

                        (b) the total quantities which all Shippers have nominated to be delivered for transportation service on that day;

                        (c) the twenty-five (25) MDT of system linepack reserved for unscheduled imbalances with point operators receiving service under Operational Balancing Agreements ("OBAs");

                        (d) the total quantities which all Shippers have nominated to be parked and loaned on that day; and

                        (e) Transporter's system capacity available in each pipeline segment to perform all of the requires services.

                   When allocating capacity, the transportation priority for fuel will be the same as the level of service as the transaction to which it applies.

--------------------------------------------------------------------------------
 Issued on: July 1, 1999                         Effective: August 1, 1999
--------------------------------------------------------------------------------


Original                 GENERAL TERMS AND CONDITIONS (Continued)
  Sheet
 No. 57C If due to any cause whatsoever Transporter is unable on any day to satisfy all nominations for service through any pipeline segment nominated pursuant to the procedures in Section 4.1 above, then Transporter shall allocate available service in the constrained segment

                    (exclusive of Backhaul and Exchange Transportation service) according to the following allocation procedure:

                              (1) First, Transporter shall accept all
                              nominations for service at Primary Receipt and Delivery Point(s) under Gas Transportation Contracts for Firm Reserved Service, including nominations for transportation of "make up" quantities in accordance with Sections 6 and 20. For purposes of allocating mainline capacity pursuant to this paragraph, any nomination for service at an Alternate Receipt Point located downstream of a Shipper's Primary Receipt Point

--------------------------------------------------------------------------------
 Issued on: September 17, 1997                 Effective: November 1, 1997
--------------------------------------------------------------------------------


 Sixth                   GENERAL TERMS AND CONDITIONS (Continued)
Revised
 Sheet                       shall be treated as a nomination for service
 No. 58                      at a Primary Receipt Point, up to the Shippers
                             Maximum Input Quantity at such upstream Primary
                             Receipt Point. For purposes of allocating mainline capacity pursuant to this paragraph, any nominations for service at an Alternate Delivery
                             Point located upstream of a Shippers Primary
                             Delivery Point shall be treated as a nomination for service at a Primary Delivery Point, up to the Shippers Maximum Equivalent Quantity at such downstream Primary Delivery Point.

                             (2) Second, except as otherwise provided in paragraph (1) above, Transporter shall accept all nominations for service at Alternate Receipt and Delivery Point(s) pursuant to Gas Transportation Contracts for Firm Reserved Service under Part 284 of the Commission's Regulations. In the event Transporter has insufficient capacity to render the full level of service nominated, Transporter shall pro-rate the allocation of available service based on the highest percentage of the Maximum Demand Rate for the service being provided. In applying such criteria where a Negotiated Rate or Negotiated Rate Formula is involved, the value assigned to a request which includes a Negotiated Rate or Negotiated Rate Formula shall be determined in accordance with Section 32 of these General Terms and Conditions and shall in no event exceed the Recourse Rate. Shippers that are paying the same rate for such service shall be allocated capacity on a pro-rata basis.

                             (3) Third, Transporter shall accept all nominations for service under Gas Transportation Contracts for Interruptible Service up to the Maximum Input Quantities and Maximum Equivalent Quantities contained in such Gas Transportation Contracts. In the event Transporter has insufficient capacity to render the full level of interruptible service nominated, Transporter shall allocate the interruptible service available based on the highest percentage of the Maximum Commodity Rate for the service being provided. In applying such criteria where a Negotiated Rate or Negotiated Rate Formula is involved, the value assigned to a request which includes a Negotiated Rate or Negotiated Rate Formula shall be determined in accordance with Section 32 of these General Terms and Conditions and shall in no event exceed the Recourse Rate. Shippers that are paying the same rate for such service shall be allocated capacity on a pro-rata basis.

--------------------------------------------------------------------------------
 Issued on: October 17, 1997                  Effective: November 16, 1997
--------------------------------------------------------------------------------


Seventh                  GENERAL TERMS AND CONDITIONS (Continued)
Revised
 Sheet                       (4)   Fourth, Transporter shall authorize
 No. 59                      requests for "make-up" quantities under Gas
                             Transportation Contracts for Interruptible Service pursuant to Sections 6 and 20 either by agreeing to accept a "make-up" quantity at a Receipt Point or by agreeing to deliver a "make-up" quantity to a Delivery Point.

                             (5) Fifth, Transporter shall accept all timely nominations for park and loan service and scheduled OBA requests of 250 Dth or less.

                             (6) Sixth, Transporter shall accept park and loan service nominations greater than 250 Dth and requests for more than 250 Dth made by point operators receiving service under OBAs; provided, however, that the first twenty-five (25) MDT of system linepack available each day for park and loan service and scheduled OBA requests will be reserved exclusively for unscheduled imbalances with point operators (such twenty-five (25) MDT quantity will be increased by three percent (3%) of any mainline facility expansion), and provided further that Transporter shall consider notifications from a point operator that, after exhausting all other alternatives, it has been, or reasonably expects to be, experiencing operating conditions on its system that will require that point operator to delay accepting delivery of scheduled transportation quantities under Transporter's RTS Rate Schedule.

                   Timely park and loan service nominations greater than 250 Dth and requests for more than 50 Dth made by point operators receiving service under OBAs will then be divided into two categories; those which increase linepack and those which decrease linepack. Within each category, Transporter shall accept all such nominations and requests in the order in which they were received by Transporter up to the capacity available for that day, subject to the capacity provisions stated above.

                   For the purpose of capacity allocation under Section 4.2(5) and 4.2(6) above, a request will be considered to have been received by Transporter at the earlier of: (i) for verbal requests, the commencement time for the telephone call placed to

--------------------------------------------------------------------------------
 Issued on: September 17, 1997                 Effective: November 1, 1997
--------------------------------------------------------------------------------


 Second                  GENERAL TERMS AND CONDITIONS (Continued)
Revised
 Sheet        Transporter's One Stop Operations Line; provided that the
No. 59A       verbal request is followed by a valid nomination within one hour, subject to the nomination deadlines set forth in Section 4.1 of the General Terms and Conditions; (ii) for faxed nominations, the print time shown on the fax; and (iii) for electronic nominations, the time the nomination is posted on Transporter's
              Electronic Bulletin Board. All conversations on Transporter's One
              Stop Operations Line will be recorded to document the time of the request.

              Where multiple nominations have the same scheduling priority as determined by this Section 4.2, Transporter shall allocate capacity by the ranking provided by Shipper in accordance with
              Section 4.1.

                   4.3 Scheduling. By the time set forth in Section 4.8, Transporter shall advise Shipper of the scheduled quantities for the applicable day through either: (1) Transporter's Electronic Bulletin Board or (2) via EDI. In the event that Transporter determines in accordance with Section 4.2 above that it is unable to accept all or any part of any Shipper's nomination, Transporter shall advise Shipper of the level of service, if any, that Transporter is prepared to make available at each

                   Receipt and Delivery Point or Parking and Loan Point under each Gas Transportation Contract and/or Park and Loan Service Contract with said Shipper. Forthwith after receiving such advice from Transporter, Shipper may provide an Intra-day nomination to Transporter which shall be no greater than the service available for each Receipt and Delivery Point or Parking and Loan Point. The least of Shipper's original nomination, Transporter's response to that nomination, and Shipper's Intra-day nomination for each Receipt and Delivery Point shall be deemed to be (1) the Scheduled Input Quantity and Scheduled Equivalent Quantity, respectively, for such Receipt and Delivery Point, or (2) the Injection Quantity or Withdrawal Quantity for such Parking Point or Loan Point. Shipper shall arrange for the Scheduled Input Quantity to be delivered to Transporter at each Receipt Point on such day.

--------------------------------------------------------------------------------
 Issued on: September 30, 1998                 Effective: November 2, 1998
--------------------------------------------------------------------------------


 Second                  GENERAL TERMS AND CONDITIONS (Continued)
Revised
 Sheet             At the end of each gas day, Transporter should provide
No. 59B            the final scheduled quantities for the just completed
                   gas day. With respect to the implementation of this process via the 1.4.x scheduled quantity related standards, Transporter should send an end of gas day Scheduled Quantity document. Receivers of the end of gas day Scheduled Quantity document can waive the Transporter's sending of the end of gas day Scheduled Quantity document.

                   4.4 Late Nominations. Requests for service received after the nomination deadlines set forth in Section 4.8 shall be considered Late Nominations. Late Nominations will be accommodated if they do not interfere with operation of Transporter's system or Transporter's ability to render other scheduled service. In the event capacity remains available on Transporter's system after service has been nominated and scheduled in accordance with Sections 4.1, 4.2, 4.3 and 4.4 above, or capacity becomes available either (i) due to requests from Shippers which have previously scheduled service to change such scheduled service, or (ii) due to operational or weather situations which permit Transporter to render additional service without compromising service already scheduled, Transporter will accept Late Nominations and shall endeavor, but shall not be obligated, to provide service which implements such Late Nominations.

--------------------------------------------------------------------------------
 Issued on: July 1, 1999                         Effective: August 1, 1999
--------------------------------------------------------------------------------

Seventh                  GENERAL TERMS AND CONDITIONS (Continued)
Revised
 Sheet             4.5   Pooling. If requested by a Shipper or supplier on
 No. 60            Transporter's system, Transporter will offer at least
                   one pool. Deliveries from Receipt Points should be able to be delivered directly into at least one pool, and Delivery
                   Points should be able to receive quantities from at least one pool, excluding non-contiguous facilities.

                   4.6 Intra-day Nominations. An Intra-day nomination is a nomination submitted after the nomination deadline whose effective time is no earlier than the beginning of the gas day and runs through the end of that gas day. Intra-day nominations may be used to nominate new supply or market. Intra-day nominations can be used to request increases or decreases in total flow, changes to receipt points, or changes to delivery points of scheduled gas. All nominations, including Intra-day nominations, should be based on a daily quantity; thus, an intra-day nominator need not submit an hourly nomination. Intra-day nominations should include an effective date and time. The interconnected parties should agree on the hourly flows of the Intra-day nomination, if not otherwise addressed in Transporter's contract or tariff. Intra-day nominations do not rollover (i.e. Intra-day nominations span one day only). Intra-day nominations do not replace the remainder of a standing nomination. There is no need to re-nominate if Intra-day nomination modifies existing nomination.

--------------------------------------------------------------------------------
 Issued on: July 1, 1999                         Effective: August 1, 1999
--------------------------------------------------------------------------------


 First                   GENERAL TERMS AND CONDITIONS (Continued)
Revised
 Sheet        4.7   Confirmation. (i) With respect to the timely
No. 60A       nomination/confirmation process at a receipt or delivery
              point, in the absence of agreement to the contrary, the lesser of the confirmation quantities should be the confirmed quantity. If there is no response to a Request For Confirmation or an unsolicited Confirmation Response, the lesser of the confirmation quantity or the previously scheduled quantity should be the new confirmed quantity.

              (ii) With respect to the processing of requests for increases during the intraday nomination/confirmation process, in the absence of agreement to the contrary, the lesser of the confirmation quantities should be the new confirmed quantity. If there is no response to a Request For Confirmation or an unsolicited Confirmation Response, the previously scheduled quantity should be the new confirmed quantity.

              (iii) With respect to the processing of requests for decreases during the intraday nomination/confirmation process, in the absence of agreement to the contrary, the lesser of the confirmation quantities should be the new confirmed quantity, but in any event no less than the elapsed-prorated-scheduled quantity. If there is no response to a Request For Confirmation or an unsolicited Confirmation Response, the greater of the confirmation quantity or the elapsed-prorated-scheduled quantity should be the new confirmed quantity.

--------------------------------------------------------------------------------
 Issued on: September 30, 1998                 Effective: November 2, 1998
--------------------------------------------------------------------------------


 Second                  GENERAL TERMS AND CONDITIONS (Continued)
Revised
 Sheet        (iv)   With respect to 1.3.22 i, ii, and iii, if there is no
No. 60B       response to a Request for Confirmation or an unsolicited
              Confirmation Response, the Transporter shall provide the Shipper with the following information to explain why the nomination failed, as applicable:

                   (1) the Transporter did not conduct the confirmation;
                   (2) the Shipper is told by Transporter that the upstream confirming party did not conduct the confirmation;
                   (3) the Shipper is told by Transporter that the upstream Service Requester did not have the gas or submit the nomination;
                   (4) the Shipper is told by Transporter that the downstream confirming party did not conduct the confirmation;
                   (5) the Shipper is told by Transporter that the downstream Service Requester did not have the market or submit the nomination. This information should be imparted to the Shipper on the Scheduled Quantity document.

              Elapsed-prorated-scheduled quantity means that portion of the scheduled quantity that would have theoretically flowed up to the effective time of the intraday nomination being confirmed, based upon a cumulative uniform hourly quantity for each nomination period affected.

--------------------------------------------------------------------------------
 Issued on: September 30, 1998                 Effective: November 2, 1998
--------------------------------------------------------------------------------


 Original                 GENERAL TERMS AND CONDITIONS (Continued)
   Sheet
No. 60B.01       The Explicit Confirmation process requires that the Confirming
                 Party respond to a Request for Confirmation or initiate an unsolicited Confirmation Response. Absent mutual agreement to the contrary, Explicit Confirmation is the default methodology.

                 When a previously confirmed and scheduled quantity is altered, notification of such alteration should be provided to all of the below that are affected: 1) Confirmation Requester in a Confirmation Response (or unsolicited Confirmation Response as applicable) document by the Confirming Party; 2) Confirming Party in a Request for Confirmation document by the Confirmation Requester; 3) Shipper(s) in a Scheduled Quantity document by the applicable Confirming Party or Confirmation Requester on whose system the Shipper(s) nomination(s) were made.

                 Applicable notification(s) of such alterations should be provided to the affected parties reasonably proximate in time to the time during which the event causing the alteration was acted upon by the Confirmation Requester or Confirming Party, respectively. With respect to the implementation of this process via the 1.4.x standards, Confirming Parties should send the applicable document(s) to the applicable party(ies) no later than the next time they are slated to communicate confirmations or scheduled quantities (as applicable.)

                 When a Confirmation Requester receives a Confirmation Response document from a Confirming Party by the conclusion of a given quarter hour period, the Confirmation Requester will send to the Confirming Party's designated site a corresponding Confirmation Response Quick Response document by the conclusion of the subsequent quarter hour period. The quarter hour periods will be defined to begin on the hour and at 15, 30, and 45 minutes past the hour. A given quarter hour will contain all transactions whose receipt time is less than the beginning of the subsequent quarter hour.

                 Confirming Parties' nightly processing and routine maintenance occurring outside of normal business hours are apt to interrupt the normal schedule of confirmations/quick response turnaround stated above. Such delays should be kept to a minimum. The normal schedule should be resumed at the earliest opportunity and no later than the start of normal working hours the following day, seven days per week.

--------------------------------------------------------------------------------
 Issued on: July 1, 1999                         Effective: August 1, 1999
--------------------------------------------------------------------------------


Original                 GENERAL TERMS AND CONDITIONS (Continued)
 Revised
  Sheet            4.8   Nomination Cycles. The following are the standard
 No. 60C           nomination cycles:

                         (i) The Timely Nomination Cycle: 11:30 am for nominations leaving control of the nominating party; 11:45 am for receipt of nominations by Transporter; noon to send Quick Response; 3:30 pm for receipt of completed confirmations by Transporter from upstream and downstream connected parties; 4:30 pm for receipt of scheduled quantities by Shipper and point operator (Central Time on the day prior to flow).

                         (ii) The Evening Nomination Cycle: 6:00 pm for nominations leaving control of the nominating party; 6:15 pm for receipt of nominations by Transporter; 6:30 pm to send Quick Response; 9:00 pm for receipt of completed confirmations by Transporter from upstream and downstream connected parties; 10:00 pm for Transporter to provide scheduled quantities to affected shippers and point operators, and to provide scheduled quantities to bumped parties (notice to bumped parties), (Central Time on the day prior to flow). Scheduled quantities resulting from an Evening Nomination that does not cause another Shipper on Transporter to receive notice that it is being bumped should be effective at 9:00 am Central Time on the gas day; and when an Evening Nomination causes another Shipper on Transporter to receive notice that it is being bumped, the scheduled quantities should be effective at 9:00 am Central Time on the gas day.

                         (iii) The Intraday-1 Nomination Cycle: 10:00 am for nominations leaving control of the nominating party; 10:15 am for receipt of nominations by Transporter; 10:30 am to send Quick Response; 1:00 pm for receipt of completed confirmations by Transporter from upstream and downstream connected parties; 2:00 pm for Transporter to provide scheduled quantities to affected Shippers and point operators, and to provide scheduled quantities to bumped parties (notice to bumped parties), (Central Time on the gas day). Scheduled quantities resulting from Intraday-1 Nominations should be effective at 5:00 pm Central Time on the gas day.

                         (iv) The Intraday-2 Nomination Cycle: 5:00 pm for nominations leaving control of the nominating party; 5:15 pm for receipt of nominations by Transporter; 5:30 pm to send Quick Response; 8:00 pm for receipt of completed confirmations by Transporter from upstream and downstream connected parties; 9:00 pm for Transporter to provide scheduled quantities to affected Shippers and point operators (Central Time on the gas day). Scheduled quantities resulting from Intraday-2 Nominations should be effective at 9:00 pm. Central Time on the gas day. Bumping is not allowed during the Intraday-2 Nomination Cycle.

--------------------------------------------------------------------------------
 Issued on: September 30, 1998                 Effective: November 2, 1998
--------------------------------------------------------------------------------

 Third                   GENERAL TERMS AND CONDITIONS (Continued)
Revised
 Sheet             (v)   For purposes of Section 4.8 (ii) (iii) and (iv),
No. 60D            "provide" shall mean, for transmittals pursuant to
                   standards 1.4.x, receipt at the designated site, and for purposes of other forms of transmittal, it shall mean send or post.

                   With the exception of otherwise stated GISB nominations deadlines, when a Transporter receives a Nomination document from a Shipper by the conclusion of a given quarter hour period, the Transporter will send to the Shipper's designated site a corresponding Quick Response document by the conclusion of the subsequent quarter hour period.

                   The quarter hour periods will be defined to begin on the hour and at 15, 30, and 45 minutes past the hour. A given quarter hour will contain all transactions whose receipt time is less than the beginning of the subsequent quarter hour.

                   Transporter's nightly processing and routine maintenance occurring outside of normal business hours are apt to interrupt the normal schedule for nominations/quick response turnaround stated above. Such delays should be kept to a minimum. The normal schedule should be resumed at the earliest opportunity and no later than the start of normal working hours the following day, seven days per week.

              4.9 Bumping. Any Shipper who is bumped pursuant to Section 4.8 shall be directly notified by Transporter at their primary telephone or facsimile number, as designated by Shipper, as well as through Internet e-mail. Upon request of Shipper, Transporter shall endeavor, but shall not be obligated, to notify Shipper at alternate numbers. Bumping that affects transactions on multiple transporters should occur at grid-wide synchronization times only. The daily grid-wide synchronization times for scheduled flow are 9:00 a.m., 5:00 p.m., and 9:00 p.m.

--------------------------------------------------------------------------------
 Issued on: July 1, 1999                         Effective: August 1, 1999
--------------------------------------------------------------------------------


Original                 GENERAL TERMS AND CONDITIONS (Continued)
  Sheet
 No. 60E       5.   CURTAILMENT

               In the event that force majeure or other unforeseen circumstances require Transporter to curtail previously scheduled service through any pipeline segment, such curtailment shall be undertaken as follows:

                    (a) First, Transporter shall curtail service to those Shippers receiving park and loan service under the PAL Rate Schedule or point operators receiving service under OBAs which have requested more than 250 Dth day. Such services shall be divided into two categories: those which increase linepack and those which decrease linepack. Within each category, to the extent necessary, Transporter will curtail service to those Customers whose nominations and requests adversely impact the operations of Transporter's system in the reverse order in which such nominations and requests were received; provided, however, that the last 25 MDT of linepack flexibility available for park and loan service will be reserved for unscheduled requests by point operators that receive service under OBAs. Nominations or requests of 250 Dth or less shall be curtailed after all other nominations for park and loan service and requests by point operators receiving service under OBAs Balancing Agreements.

                    (b) Second, Transporter shall curtail service to those Shippers receiving Service under the ITS Rate Schedule paying the lowest percentage of the Maximum Commodity Rate for the service being provided.

                    (c) Third, Transporter shall curtail service to those Shippers receiving Service under the ITS Rate Schedule paying the maximum rate for service on a pro rata basis.

                    (d) Fourth, Transporter shall curtail service to those Shippers receiving service under the RTS Rate Schedules at Alternate Receipt and Delivery Point(s) pursuant to Gas Transportation Contracts for Firm Reserved Service under
                    Part 284 of the Commission's Regulations on a pro-rata basis.

--------------------------------------------------------------------------------
 Issued on: July 1, 1999                         Effective: August 1, 1999
--------------------------------------------------------------------------------


 Second                  GENERAL TERMS AND CONDITIONS (Continued)
Revised
 Sheet                  (e)   Fifth, Transporter shall curtail service to
 No. 61                 Shippers receiving Service at Primary Receipt and
                        Delivery Point(s) under the RTS Rate Schedule, including transportation of make-up quantities in accordance with Sections 6 and 20, on a pro-rata basis.

                        For the purposes of curtailing capacity pursuant to this
                        Section 5, Transporter will assess the value of a Negotiated Rate or a rate under a Negotiated Rate Formula in accordance with the provisions of Section 32 of these General Terms and Conditions; such rate shall in no event exceed the Recourse

                        Rate.

              6.   BALANCING AND PENALTY PROVISIONS

              With respect to transportation services, Shipper shall endeavor to monitor and, if necessary, adjust deliveries and receipts of gas in order to maintain a daily balance of deliveries and receipts. Transporter shall not be obligated to receive or make available gas in excess of the Scheduled Input Quantities, nor shall Transporter be obligated to deliver to Shipper at the Delivery Point(s) quantities in excess of Scheduled Equivalent Quantities. Transporter will monitor, to the best of its ability, deliveries and receipts for each transportation transaction and, based upon information available, advise Shipper of any imbalance situation which has occurred or may occur unless corrective action is taken. Upon notification, Shipper shall endeavor to adjust deliveries and receipts to avoid any imbalance. Any adjustment to deliveries and receipts by Shipper, whether or not pursuant to notification from Transporter, shall be coordinated with Transporters Gas Transportation Department and in accordance with the scheduling procedures set forth in Section 4 above.

              If Shipper fails to maintain a balance of deliveries and receipts or inaccurately schedules deliveries and receipts, Transporter shall impose one or more of the imbalance or scheduling charges set forth in this section, as applicable.

--------------------------------------------------------------------------------
 Issued on: October 17, 1997                  Effective: November 16, 1997
--------------------------------------------------------------------------------


Original                 GENERAL TERMS AND CONDITIONS (Continued)
  Sheet
 No. 62             6.1   Scheduling Penalty
                         (a) Receipt Point Scheduling. If on any day Shipper delivers a quantity of gas to Transporter at any Receipt Point which exceeds or falls short of the Scheduled Input Quantity for such Receipt Point by the greater of ten percent (10%) or 400 Dth, then Shipper shall pay to Transporter an amount equal to the Maximum
                         Transportation Commodity Rate for service under the ITS
                         Rate Schedule for service to the zone in which the gas is scheduled to be delivered for all quantities in excess or which fall short of the Scheduled Input
                         Quantity more than the greater of ten percent (10%) or 400 Dth of the Scheduled Input Quantity for such
                         Receipt Point. Transporter may waive the penalty on a basis which is not unduly discriminatory if, in the exercise of its reasonable discretion, Transporter determines that such excess or shortfall will not cause operational difficulties or affect the integrity of Transporters system or Transporters ability to render other scheduled service on such day.

                         (b) Delivery Point Scheduling. If on any day Shipper takes delivery of a quantity of gas from Transporter at any Delivery Point which exceeds or falls short of the Scheduled Equivalent Quantity for such Delivery Point by the greater of ten percent (10%) or 400 Dth, then Shipper shall pay to Transporter an amount equal to the Maximum Transportation Commodity Rate for service under the ITS Rate Schedule for service to the zone in which the gas is scheduled to be delivered for all quantities in excess or which falls short of the Scheduled Equivalent Quantity by more than the greater of ten percent (10%) or 400 Dth of the Scheduled Equivalent Quantity for such Delivery Point. Transporter may waive the penalty on a basis which is not unduly discriminatory if, in the exercise of its reasonable discretion, Transporter determines that such excess or shortfall will not cause operational difficulties or affect the integrity of Transporters system or Transporters ability to render other scheduled service on such day.

                         (c) On any day on which Shipper may be liable for Scheduling Penalties under both Sections 6.1 (a) and
                         6.1 (b) above, Transporter shall impose on Shipper only the greater of the two penalties.

--------------------------------------------------------------------------------
 Issued on: March 22, 1993                    Effective: September 1, 1993
--------------------------------------------------------------------------------


 Second                  GENERAL TERMS AND CONDITIONS (Continued)
Revised
 Sheet             6.2   Balancing Penalty
 No. 63                 (a)   Daily Balancing. If on any day Shipper
                        delivers to "Transporter Input Quantities (less applicable Measurement Variance/ Fuel Use Quantities) at the Receipt Point (s) which are in excess of or deficient by the greater of 400 Dth or four percent (4%) of the Equivalent Quantities taken by Shipper at the Delivery Point (s), Transporter shall provide Shipper forty-eight hours notification, or such lesser period of time as reasonably required by Transporter to protect the integrity of its system, to initiate corrective action. In the event Shipper fails to initiate the corrective action mutually agreed upon by Shipper and Transporter's Gas Transporter shall charge Shipper $.75 per Dth for any receipts which are in excess or deficient by the greater of four percent (4%) or 400 Dth of Deliveries. Shipper shall have 45 days after notification to reduce the cumulative imbalance to zero.

                        (b) Monthly Balancing. At least seven (7) days prior to the end of each month Transporter will notify Shipper if it appears that Receipts (less Measurement Variance/ Fuel Use Quantities) will be in excess of or deficient by four percent (4%) or more of Deliveries. In the event Shipper fails to agree upon the appropriate corrective action to be implemented with Transporter's Transportation Department within two (2) Gas Days after notification, and / or fails to implement the corrective action agreed upon, Transporter shall charge Shipper $.75 per Dth for any Receipts (less Measurement Variance/ Fuel Use Quantities) which are in excess of or deficient by four percent (4%) of Deliveries.

                        Imbalances for any month that become apparent after the time for notice has expired shall be considered as an imbalance for the month following the month in which the imbalance became apparent.

                   6.3 Overrun Penalty. If on any day Shipper takes delivery of a quantity of gas from Transporter at any Delivery Point which exceeds Shipper's Maximum Equivalent Quantity at such Delivery Point by two percent (2%), then Shipper shall pay to Transporter $2.50 for each Dth up to 50 Dth in excess of the applicable Maximum Equivalent Quantity, and $25.00 per Dth for any additional quantity of

--------------------------------------------------------------------------------
 Issued on: April 2, 1997                          Effective: June 1, 1997
--------------------------------------------------------------------------------


 Second                  GENERAL TERMS AND CONDITIONS (Continued)
Revised
 Sheet             unauthorized daily overrun taken by Shipper at such
 No. 64            Delivery Point. Transporter will waive this penalty on a
                   basis which is not unduly discriminatory if, in the exercise of its reasonable discretion, Transporter determines that such action by Shipper did not cause operational difficulties or affect the integrity of Transporter's system or Transporter's ability to render scheduled service on such day.

                   6.4   Predetermined Allocation Method.

                              (a) Transporter may negotiate and enter into OBAs
                        with interstate pipelines, intrastate pipelines and other entities. Transporter will not utilize pre-determined allocations ("PDA") if Transporter has an OBA in effect for a point. No difference balanced in-kind shall be allocated to any Shipper at the Receipt or Delivery Points covered by the OBA. PDA elements should be standardized. Only one PDA allocation methodology should be applied per allocation period.

                              (b) As used in this Section 4, a PDA is an
                        agreement by or among point operators, prior to the beginning of the gas day, at a Receipt or Delivery Point to allocate the difference between the scheduled daily quantity and the actual daily flow of gas in a mutually agreeable manner. Types of allocation methods include, but are not limited to, ranked, pro rata, percentage and swing. PDAs shall be provided by the interconnecting operator, and for multi-tiered allocations, may be provided by the upstream title holders or Shippers. Interconnecting operators at Receipt Points shall provide a PDA to allocate to upstream title holders. Upstream title holders may provide a PDA to allocate to the parties taking possession of their gas at a Receipt Points. Shippers may provide a PDA to allocate to their nominations at either Receipt or Delivery Points. Two welded parties should agree on who submits a PDA methodology and who allocates at the point before gas flows. The upstream or downstream party providing the point confirmation should submit the pre-determined allocation to the allocating party after or during confirmation and before start of gas day. The allocating party should send back "confirmation" of receipt of the pre-determined allocation within 15 minutes.

                              (c) If confirming parties cannot agree upon an
                        allocation methodology, "pro rata based upon confirmed nominations" shall be used as the default method.

--------------------------------------------------------------------------------
 Issued on: July 2, 1997                         Effective: August 1, 1997
--------------------------------------------------------------------------------


 First                   GENERAL TERMS AND CONDITIONS (Continued)
Revised
 Sheet                  (d)   Changes to a PDA may be made prospectively
No. 64A                 during the month if such changes are approved by
                        Transporter. Only one PDA may be submitted per gas day.
                        Transporter may in its reasonable discretion make retroactive reallocations of transactions to correct for errors. Otherwise, no retroactive reallocations of any transactions shall be permitted without the approval of Transporter and the agreement of those Shippers with service agreements affected by such retroactive reallocations, provided that the agreement by such affected Shippers shall not be unreasonably withheld.

                        (e) PDAs shall remain in effect until a replacement PDA is received from the interconnecting operator or upstream title holder; provided, however, PDAs shall be updated at the beginning of each month. For rank, swing, or percentage PDAs, the PDA may need to be updated as nominations change.

                   6.4 Allocation of Over and Under Deliveries. For each day in which Transporter receives gas from or delivers gas to multiple Shippers at a common Receipt or Delivery Point in which the quantities received or delivered exceed or fall short of the sum of the Scheduled Input or Scheduled Equivalent Quantities for such day, Shippers whose volumes are commingled at such Delivery or Receipt Point shall have the obligation to inform Transporter as to the allocation of such volumes. Transporter shall allocate volumes in accordance with Operational Balancing Agreements with the operator of the common Receipt or Delivery Point to the extent Operational Balancing Agreements are in effect at such points.

                   6.5 Penalty Provisions Inapplicable. No monthly imbalance charge shall be assessed unless Transporter has notified Shipper that an imbalance has occurred or will occur without corrective action and Shipper has failed to take action in coordination with Transporter's gas dispatchers which corrects such imbalance within thirty (30) days of notification. Transporter will not assess imbalance or scheduling penalties in the event Shipper's failure to take corrective action or Shipper's failure to correctly schedule gas deliveries is caused by Transporter's actions, interruption of gas supply or transportation service upstream of Transporter's facilities, or force majeure conditions as defined in Sections 20 and 21 hereof. Transporter will also waive any scheduling penalties that might have

--------------------------------------------------------------------------------
 Issued on: September 17, 1997                 Effective: November 1, 1997
--------------------------------------------------------------------------------


 Second                  GENERAL TERMS AND CONDITIONS (Continued)
Revised
 Sheet             otherwise been incurred by a Shipper who was bumped in
No. 64B            accordance with the provisions of Section 4.8 hereof.
                   The waiver of scheduling penalties shall apply only for the day(s) on which services were bumped. No imbalance penalty shall be imposed when a prior period adjustment applied to the current period causes or increases a current monthly penalty. In addition, Transporter will not assess imbalance or scheduling penalties against any Shipper during any period in which an OBA is in effect at that Shipper's Receipt and Delivery Point. Overrun penalties shall apply during the periods in which OBAs are in effect at the relevant Delivery Point(s) only if (i) there is an overall overrun at the Delivery Point and (ii) such overrun causes operational difficulties or affects the integrity of Transporter's System or Transporter's ability to render scheduled service. Upon

--------------------------------------------------------------------------------
 Issued on: November 13, 1998                  Effective: November 2, 1998
--------------------------------------------------------------------------------


 First                   GENERAL TERMS AND CONDITIONS (Continued)
Revised
 Sheet             giving or receiving notice of the termination of any
 No. 65            effective OBA, Transporter shall promptly notify all
                   Shippers via posting on its Electronic Bulletin Board, and will provide written notification of the giving or receiving of such notice to the affected shippers by fax or overnight mail. In any month in which Shipper may be liable for both
                   Daily and Monthly Imbalance Penalties, the sum of the excess and deficiency quantities for which Shipper has been assessed a Daily Penalty shall be deleted from excess or deficient quantities used in calculating the monthly penalty. In calculating excess and deficient quantities, Transporter shall take into consideration (1) make-up quantities used pursuant to Transporter's notification to correct any excess or deficiency in receipt and deliveries and (2) for purposes of assessing imbalance charges, any offsetting excess or deficiency in deliveries under other transportation contracts between Transporter and Shipper.

                   6.6 Penalty Provisions Not Exclusive. Nothing in this Section 6 shall limit Transporter's right to take such action as may be required to adjust deliveries and receipts in order to alleviate conditions which threaten the integrity of its system, nor prevent Transporter from exercising any other legal remedies which may be available.

                   6.7 Crediting of Overrun Penalty Revenues. In the event that Transporter assesses and collects overrun penalties in accordance with the provisions of this Section 6, such revenues, in excess of Transporter Overrun Costs, (such excess revenues herein referred to as "Excess Overrun Revenues") shall be credited to the bills of Rate Schedule RTS Shippers who did not receive scheduled service as a result of the associated overruns. If more than one Rate Schedule RTS Shipper was unable to receive scheduled service as a result of such overruns, then the Excess Overrun Revenues shall be credited among such Shippers based on the ratios of the scheduled quantity of gas each Shipper was unable to receive under Rate Schedule RTS divided by the total scheduled quantities of gas that all Shippers were unable to receive under Rate Schedule RTS.

                   Rate Schedule RTS Shippers entitled under this Section 6.7 to Excess Overrun Revenue credits shall receive such credits to their Rate Scheduled RTS bills for the month

--------------------------------------------------------------------------------
 Issued on: April 2, 1997                          Effective: June 1, 1997
--------------------------------------------------------------------------------


  Sub.                   GENERAL TERMS AND CONDITIONS (Continued)
 First
Revised            following the month in which the later of the following
 Sheet             events occurs:
 No. 66
                        (a) Transporter collects the associated overrun penalties from all Shippers responsible for the overrun; and

                        (b) Transporter reasonably is able to determine the total amount of all Transporter Overrun Costs.

                   6.8 Crediting of Scheduling and Balancing Penalty Revenues. In the event that Transporter assesses upon and / or collects from any affiliate of Transporter scheduling or balancing penalties in accordance with the provisions of this Section 6, such revenues shall be credited to the bills of all Rate Schedule RTS Shippers, except the affiliate of Transporter responsible for the penalty, based on the ratio of the Maximum Equivalent Quantity of each such Shipper to the sum of the Maximum Equivalent Quantities of all such Shippers for each day on which such a penalty is imposed. Rate Schedule RTS Shippers entitled to credits under this Section 6.8 shall receive such credits to their credits to their Rate Schedule RTS bills for the month following the month in which Transporter collects the associated scheduling and balancing penalties.

              7.   DELIVERY AND RECEIPT POINTS

                   7.1 Receipt Points. Transporter shall make available to each Shipper one or more Primary Receipt Points, the exact number and location to be determined by mutual agreement between Transporter and Shipper. The Primary Receipt Point(s) at which Transporter will accept gas from Shipper or for Shippers account shall be those set forth on Schedule 1 appended to the Gas Transportation Contract(s) between Transporter and Shipper, or other mutually agreeable points. Such Schedule 1 shall also set forth the Maximum Input Quantity and minimum receipt pressures applicable to each such Primary Receipt Point. Subject to the availability of capacity, all other receipt points within the same Zone or any downstream Zone shall be available as Alternate Receipt Point(s) for Shippers receiving service pursuant to Gas

                   Transportation Contracts for Firm Reserved Service under Part 284 of the Commissions Regulation up to the Shippers Maximum Input Quantity at its Primary Receipt Point(s), except as otherwise provided in Section 28.20 with respect to segmented capacity releases.

--------------------------------------------------------------------------------
 Issued on: January 15, 1997                    Effective: January 1, 1997
--------------------------------------------------------------------------------


Original                 GENERAL TERMS AND CONDITIONS (Continued)
  Sheet
 No. 66A           7.2 Additions and Deletions of Primary Receipt Points.
                   Effective Schedule 1 appended to each Gas Transportation Contract between Transporter and Shipper under Part 284 of the Commissions Regulation may be revised from time-to-time in order to reflect additions or deletions of Primary Receipt Points or changes in the Maximum Input Quantities or minimum receipt pressures applicable to such Primary Receipt Points. Additions or deletions of Primary Receipt Points and/or changes in the Maximum Input Quantities or receipt pressures applicable to Primary Receipt Points hereunder shall not be considered new transactions if the total of Shippers Maximum Input Quantities at all Primary Receipt Points for the same character of transportation service shall not be increased.

--------------------------------------------------------------------------------
 Issued on: July 19, 1993                     Effective: September 1, 1993
--------------------------------------------------------------------------------


 Third                   GENERAL TERMS AND CONDITIONS (Continued)
Revised
 Sheet             7.3   Delivery Points.
 No. 67            Transporter shall make available to each Shipper one or more
                   Primary Delivery Points, the exact number and location to be determined by mutual agreement between Transporter and Shipper. The Primary Delivery Point(s) at which Transporter will make gas available to or on behalf of Shipper shall be those set forth on Schedule 2 appended to the Gas
                   Transportation Contract(s) between Transporter and Shipper, or other mutually agreeable points. Such Schedule 2 shall also set forth the Maximum Equivalent Quantity and maximum and minimum delivery pressures applicable to each such Primary Delivery Point. Subject to the availability of capacity, all other delivery points within the same Zone or any upstream Zone shall be available as Alternate Delivery
                   Point(s) for Shippers receiving service pursuant to Gas
                   Transportation Contracts, for Firm Reserved Service under
                   Part 284 of the Commissions Regulations up to the Shippers
                   Maximum Equivalent Quantity at its Primary Delivery Point(s).

                   7.4 Additions and Deletions of Primary Delivery Points. Effective Schedule 2 appended to each Gas Transportation Contract between Transporter and Shipper under Part 284 of the Commissions Regulations may be revised from time-to-time in order to reflect additions or deletions of Primary Delivery Points or changes in the Maximum Equivalent Quantities or minimum delivery pressures applicable to such Primary Delivery Points. Additions or deletions of Primary Delivery Points and/or changes in the Maximum Equivalent Quantities or delivery pressures applicable to Primary Delivery Points hereunder shall not be considered new transactions if the total of Shippers Maximum Equivalent Quantities at all Primary Delivery Points for the same character of transportation service shall not be increased.

                   7.5 Primary Receipt and Delivery Points To Be Added Only Where Capacity Available. Shippers may only add a Primary Delivery or Primary Receipt Point for service under an RTS Rate Schedule if sufficient firm capacity is available at that point there are no pending requests for firm service at that point.

                   7.6   [RESERVED FOR FUTURE USE]

--------------------------------------------------------------------------------
 Issued on: October 17, 1997                  Effective: November 16, 1997
--------------------------------------------------------------------------------


 Second                  GENERAL TERMS AND CONDITIONS (Continued)
Revised
 Sheet             7.7   Parking and Loan Points. Subject to the
 No. 68            availability of capacity, Shippers receiving park and
                   loan services under Rate Schedule PAL may nominate any Receipt or Delivery Point on Transporters system as a Parking
                   Point or Loan Point.

              8.   UNIFORM PRESSURE AND QUANTITY

                   8.1 Delivery Pressure To Receipt Point or Parking Point. The delivery pressure of natural gas delivered to a Receipt Point or Parking Point shall not be less than the minimum pressure set forth for the Receipt Point or Parking Point on the effective Schedule 1 appended to the Gas Transportation Contract or Park and Loan Service Contract between Transporter and Shipper.

                   8.2 Delivery Pressure To Delivery Point or Loan Point. The delivery pressure of natural gas made available by Transporter to or on behalf of Shipper at a Delivery Point or Loan Point shall not be less than the minimum pressure set forth for each Delivery Point or Loan Point on the effective
                   Schedule 2 appended to the Gas

                   Transportation Contract or Park and Loan Service Contract between Transporter and Shipper, nor shall Transporter be obligated to make deliveries at pressures greater than those set forth in Schedule 2.

                   8.3 Uniform Quantities. Shipper shall deliver and receive gas in uniform daily quantities during any month and in uniform hourly quantities during any day as nearly as possible at uniform hourly rates, provided, however, that Transporter shall permit Shippers to take delivery of gas at 120 percent of the uniform hourly quantity for up to three (3) consecutive hours twice in any twenty four (24) hour period; provided, however, that the second three (3) hour period shall not begin less than eight (8) hours after the end of the first three (3) hour period. Any other departure from uniform hourly quantities shall be allowed on a best efforts basis only.

              9.   QUALITY

                   9.1 Heating Value. The gas to be delivered to Transporter at the Receipt Point (s) and made available to or on behalf of Shipper at the Delivery Point (s) under this

--------------------------------------------------------------------------------
 Issued on: March 29, 1996                          Effective: May 1, 1996
--------------------------------------------------------------------------------


Original                 GENERAL TERMS AND CONDITIONS (Continued)
  Sheet
 No. 69 Tariff shall be natural gas having a total heating value of not less than 950 Btus per cubic foot, unless Transporter and Shipper otherwise agree.

                    9.2. Freedom From Objectionable Matter. The natural gas to be delivered to Transporter at the Receipt Point(s) and made available to or on behalf of Shipper at the Delivery Point(s) under this Tariff shall be commercially free (at prevailing pressure and temperature) from objectionable odors, dust and other solid or liquid matters which might interfere with its merchantability or cause injury to or interference with proper operation of the lines, regulators, meters or other appliances through which it flows, and shall not contain levels of the following contaminants higher than specified below:

                         (a)   Sulfur/Hydrogen Sulfide

                         Not more than twenty grains of total sulfur nor more than one grain of hydrogen sulfide per one hundred cubic feet;

                         (b)   Oxygen

                         Not more than two-tenths of one percent (0.2%) by volume of oxygen, and Shipper shall make every reasonable effort to keep the gas free of oxygen;

                         (c)   Carbon Dioxide and Nitrogen

                         Not more than four percent (4%) by volume of a combined total of carbon dioxide and nitrogen components; provided, however, that the total carbon dioxide component shall not exceed three percent (3%) by volume;

                         (d)   Entrained Water

                         Shall not contain more than four pounds (4 lbs.) of entrained water per million cubic feet, at a pressure base of fourteen and seventy-three hundredths (14.73) pounds

--------------------------------------------------------------------------------
 Issued on: March 22, 1993                    Effective: September 1, 1993
--------------------------------------------------------------------------------


 First                   GENERAL TERMS AND CONDITIONS (Continued)
Revised
 Sheet                  per square inch and a temperature of sixty (60)
 No. 70                 degrees Fahrenheit as determined by dew-point
                        apparatus approved by the Bureau of Mines or such other apparatus as may be mutually agreed upon.

                        (e)   Polychlorinated Biphenyl (PCB)

                        Shall not contain more than 0.1 part PCB per billion parts natural gas. Shipper shall make every reasonable effort to keep the gas free of PCB.

                   9.3 Temperature. The natural gas to be delivered to Transporter at the Receipt Point(s) and made available to or on behalf of Shipper at the Delivery Point(s) under this Tariff shall have a temperature of not more than one hundred twenty (120) degrees Fahrenheit.

                   9.4 Failure To Conform To Specifications. If the gas offered for delivery to Transporter at the Receipt Point(s) or Parking Point(s) or made available to or on behalf of Shipper at the Delivery Point(s) or Loan Point(s) shall fail at any time to conform to any of the specifications set forth in Sections 9.1, 9.2 or 9.3, then the party receiving such gas (the receiving party) shall notify the other party (the tendering party) of such deficiency and thereupon the receiving party may at its option refuse to accept such gas pending correction by the tendering party. Upon the tendering partys failure promptly to remedy any deficiency the receiving party may accept such gas and may make changes necessary to bring such gas into conformity with such specifications, and the tendering party shall reimburse the receiving party for any reasonable expense incurred by it in effecting such changes. In no event shall the failure of any gas offered for delivery to Transporter by Shipper or for Shippers account to conform to any of the specifications set forth in Sections 9.1, 9.2 or 9.3 relieve Shipper of Shippers obligation to pay Transportation Demand Charges, if applicable. In no event shall the failure of any gas made available to or on behalf of Shipper at any Delivery Point(s) or Loan Point(s) to conform to any of the specifications set forth in Sections 9.1, 92. or 9.3 relieve Shipper of Shippers obligation to pay the Transportation Commodity Charges or any applicable park and loan service charges and, if applicable, Transportation Demand Charges.

--------------------------------------------------------------------------------
 Issued on: November 30, 1995                   Effective: January 1, 1996
--------------------------------------------------------------------------------


Original                 GENERAL TERMS AND CONDITIONS (Continued)
  Sheet
 No. 71        10.   MEASUREMENT

               The volume and the total heating value of the gas delivered to Transporter at the Receipt Point(s) and made available to or on behalf of Shipper at the Delivery Point(s) shall be determined as follows:

                    10.1 Unit of Measurement. The unit of gas, for the purpose of measurement, shall be one (1) Mcf.

                    10.2 Heating Value Per Cubic Foot. The total heating value of the gas per cubic foot shall be determined for any month by taking the weighted average of the heating values as recorded each day by a calorimeter or as determined by chromatographic analysis of a sample of gas collected daily during the month, or any other method mutually agreed upon by Shipper and Transporter.

                    10.3 Determination of Dekatherms Delivered. The dekatherms delivered shall be determined by multiplying the Mcf delivered by the ratio of the Btu per cubic foot delivered to 1,000. For purposes of this determination, the specific gravity and heating value shall be determined at approximately the same time.

                    10.4 Determination of Temperature. The temperature of the gas passing through each meter shall be determined for any day by the continuous use of a recording thermometer so installed that it may properly record the temperature of the gas flowing through each meter. The arithmetical average of the temperature recorded each day shall be used in computing gas quantities.

                    10.5 Specific Gravity. The specific gravity of the gas shall be determined by the use of a recording gravitometer, which shall be checked at least once each month, or any other method mutually agreed upon by Shipper and Transporter.

                    10.6 Deviation From Boyles Law. The deviation of the natural gas from Boyles Law shall be determined by the use of the table of formulas published by the American Gas Association Par Research Project NX-19 corrected for carbon dioxide and nitrogen, or any superseding applicable tables

--------------------------------------------------------------------------------
 Issued on: March 22, 1993                    Effective: September 1, 1993
--------------------------------------------------------------------------------


Original                 GENERAL TERMS AND CONDITIONS (Continued)
  Sheet
 No. 72             published by the American Gas Association.
                    Determinations of the molecular percentage of N2 and CO2 in the gas shall be made within thirty (30) days after commencement of deliveries and at least quarterly thereafter. The molecular percentage of N2 and CO2 thus determined will be used to determine the supercompressiblity factors during the ensuing period, with corrections for specific gravity, temperature and pressure.

               11.   MEASURING EQUIPMENT

                    11.1 Measuring Station. Transporter will install, maintain and operate at its expense, at or near the Delivery Point(s), a measuring station properly equipped with meters, and other necessary measuring equipment by which the volume of natural gas made available to or on behalf of Shipper shall be measured and determined in accord with Section 9 of these General Terms and Conditions.

                         (a) Orifice Meters. Orifice meters, if used, shall be installed, and gas quantities computed, in accordance with American National Standard Bulletin ANSI/API 2530, Orifice Metering Of Natural Gas, dated June 1979, and any modification and amendments thereof, and shall include the use of flange connections and straightening vanes.

                         (b) Diaphragm or Turbine Meters. Diaphragm or turbine meters, if used, shall be installed, and gas quantities computed, in accordance with generally accepted industry practices.

                         (c) Electronic Flow Computers. If the use of electronic or other types of flow computers is mutually agreeable to Transporter and Shipper, they shall be installed, and quantities calculated in accordance with generally accepted industry practices.

                         (d) New Measurement Techniques. If at any time a new method or technique is developed with respect to gas measurement or the determination of the factors used in such gas measurement, such new method or technique may be substituted upon mutual agreement thereto by the parties.

--------------------------------------------------------------------------------
 Issued on: March 22, 1993                    Effective: September 1, 1993
--------------------------------------------------------------------------------


 Second                  GENERAL TERMS AND CONDITIONS (Continued)
Revised
 Sheet             11.2   Check Measuring Equipment. Shipper may install,
 No. 73            maintain and operate, at its own expense, such check
                   measuring equipment as desired, provided that such equipment shall be so installed as not to interfere with the operation of Transporter's measuring equipment at or near any Delivery
                   Point.

                   11.3 Measurement Statements. Transporter shall prepare monthly measurement statements on or before the fifth (5th) Business Day of each month for all quantities transported by Transporter during the preceding month.

                   11.4 Right To Be Present. Transporter and Shipper shall have the right to have representatives present at the time of any installing, reading, cleaning, changing, repairing, inspecting, testing, calibrating, or adjusting done in connection with the other's measuring equipment used in measuring or checking the measurement of deliveries of gas under any Gas Transportation Contract or Park and Loan Service Contract between Transporter and Shipper. The records from such measuring equipment shall remain the property of their owner, but upon request each will submit to the other its records and charts, together with calculations therefor, for inspection and verification, subject to return within thirty (30) days after receipt thereof.

                   11.5 Care Required. All installations of measuring equipment applying to or affecting deliveries of gas shall be made in such manner as to permit an accurate determination of the quantity of gas delivered and ready verification of the accuracy of measurement. Reasonable care shall be exercised by both parties in the installation, maintenance and operation of pressure regulating equipment so as to prevent any inaccuracy in the determination of the volume of gas delivered under any Gas Transportation Contract or Park and Loan Service Contract.

                   11.6 Calibration and Test of Meters. The accuracy of Transporter's measuring equipment shall be verified by Transporter at reasonable intervals, and if requested, in the presence of representatives of Shipper, but Transporter shall not be required to verify the accuracy of such equipment more frequently than once in any thirty (30) day period. In the event either party shall notify the other that it desires a special test of any measuring equipment the parties shall cooperate to secure a prompt verification of the accuracy of such equipment. The expense of any such special test, if called for, shall be borne by Shipper if the measuring equipment tested is found not to be in error by more than two percent (2%).

--------------------------------------------------------------------------------
 Issued on: April 2, 1997                          Effective: June 1, 1997
--------------------------------------------------------------------------------


 First                   GENERAL TERMS AND CONDITIONS (Continued)
Revised
 Sheet             If, upon test, any measuring equipment, including
 No. 74            recording calorimeters, is found to be in error by not
                   more than two percent (2%), pervious recording of such equipment shall be considered accurate in computing deliveries of gas, but such equipment shall be adjusted at once to record accurately.

                   If, upon test, any measuring equipment shall be found to be inaccurate by an amount exceeding two percent (2%), at a recording corresponding to the average hourly rate of flow for the period since the last preceding test, then any previous recordings of such equipment shall be corrected to zero error for any period which is known definitely but in case the period is not known or agreed upon, such correction shall be for a period extending over one-half of the time elapsed since the date of last test, not to exceed a period of sixteen (16) days.

                   11.7 Correction Of Metering Errors -- Failure Of Meters. In the event a meter is out of service, or registering inaccurately, the volume of gas delivered shall be determined:

                        (a) by using the registration of any check meter or meters, if installed and accurately registering; or, in the absence of (a);

                        (b) by correcting the error if the percentage of error is ascertainable by calibration, tests, or mathematical calculation; or in the absence of both
                        (a) and (b), then;

                        (c) by estimating the quantity of delivery by deliveries during periods under similar conditions when the meter was registering accurately.

                   11.8 Preservation of Metering Records. Transporter and Shipper shall each preserve for a period of at lease three
                   (3) years all test data, charts and other similar records.

--------------------------------------------------------------------------------
 Issued on: April 2, 1997                          Effective: June 1, 1997
--------------------------------------------------------------------------------


 Second                  GENERAL TERMS AND CONDITIONS (Continued)
Revised
 Sheet
 No. 75        12.  GAS RESEARCH INSTITUTE ADJUSTMENT, FERC ANNUAL CHARGE
                    ADJUSTMENT AND DEFERRED ASSET SURCHARGE

                   12.1 GRI Adjustment. The rates set forth in the RTS and ITS Rate Schedules shall be adjusted from time to time to reflect collections to fund the research, development and demonstration programs of the Gas Research Institute (GRI) in accordance with the procedures herein specified.

                        (a) The GRI Adjustment shall apply to all services hereunder except transportation for gas which is purchased from or transported by another interstate pipeline and is subject to a GRI rate adjustment charge in its effective FERC Gas Tariff and park and loan services.

                        (b) The current GRI Adjustment shall be the unit amount, adjusted as necessary for heating value and pressure base, which has been approved by the most recent order of the FERC approving GRIs research, development and demonstration program.

                        (c) Within fifteen (15) days of the receipt of revenues under the GRI Adjustment, Seller shall remit to GRI the amounts collected, less any amounts properly payable to a Federal, state or local authority relating to such revenues.

                   12.2 ACA Adjustment. The rates set forth in the RTS, ITS and PAL Rate Schedules shall be adjusted from time to time to reflect the annual charge assessed Transporter by the FERC pursuant to Order No. 472 or any other superseding rule or order.

                        (a) The current ACA Adjustment shall be the unit amount, adjusted as necessary for heating value and pressure base, which the FERC orders to be effective for the fiscal year commencing on the effective date of the adjustment.

                        (b) Transporter shall retain all revenues collected under this Section 12.2. Except as provided by this Section 12.2 Transporter shall not have the right to seek to recover in any proceeding under
                        Section 4(e) of the Natural Gas Act any such costs recorded in its FERC Account No. 928.

                        (c) The ACA Adjustment shall not apply to volumes parked or loaned by Transporter if such volumes are also transported by Transporter and subject to an ACA rate adjustment charge for such transportation.

--------------------------------------------------------------------------------
 Issued on: November 30, 1995                   Effective: January 1, 1996
--------------------------------------------------------------------------------


Original                 GENERAL TERMS AND CONDITIONS (Continued)
  Sheet
 No. 75A            12.3   Deferred Asset Surcharge. The rates set forth in
                    Rate Schedules RTS and ITS shall be adjusted from time to time to reflect the collection by Transporter of the amortization of a deferred regulatory asset (Deferred Asset), comprised of the net of certain operating costs and revenues related to the phasing in of Transporters services during its initial year of operations, plus associated carrying charges, as established and approved by orders of the Federal Energy Regulatory Commission, dated March 11, 1991, May 23, 1991, and December 21, 1992, in Docket Nos. CP89-634-004, et al. Transporter shall be entitled to amortize the beginning Deferred Asset balance of $3,573,597 over a period of nineteen (19) years commencing November 1, 1992. Transporter shall file with the Federal Energy Regulatory Commission revised tariff sheets and supporting working papers to reflect changes in the Deferred Asset Surcharge, in accordance with this
                    Section 12.3, to become effective November 1 of each year during the 19-year amortization period.

                         (a) The Deferred Asset Surcharge shall be calculated on an annual basis, for the 12-month period commencing November 1, by dividing the Annual Requirement allocated to each of Transporters Zones by the corresponding Projected Throughput Quantity assigned to such Zone, such that:

                         The Annual Requirement shall equal the sum of: (i) $188,084, representing one years amortization of the Deferred Asset; (ii) the aggregate of monthly carrying charges for the surcharge year, computed in accordance with paragraph (b) of this Section 12.3; and (iii) any adjustment (positive or negative) representing the net cumulative difference between each prior years Annual Requirement, used as the basis for a previously effective Deferred Asset Surcharge, and the recalculation of such prior years Annual

                         Requirement pursuant to paragraph (c) of this Section 12.3.

                         The Annual Requirement shall be allocated to Transporters Zones pursuant to the interzone allocation factors used in deriving Transporters then-effective rates.

                         The Projected Throughput Quantity attributable to each of Transporters Zones shall equal the product of (i) the sum of the demand entitlements of all firm Shippers for such Zone under long-term contracts (more than 30 days) as of the date of the filing; multiplied by (ii) the applicable load factor used in deriving Transporters then-effective rates.

--------------------------------------------------------------------------------
 Issued on: November 29, 1993                  Effective: November 1, 1993
--------------------------------------------------------------------------------


 Second                  GENERAL TERMS AND CONDITIONS (Continued)
Revised
 Sheet                  (b)   Carrying charges shall be computed on the
No. 75B                 unamortized ending monthly Deferred Asset balance,
                        net of the unamortized portion of associated deferred income taxes. Associated deferred income taxes shall be computed using the composite income tax rate used in deriving Transporter's then- effective rates. Carrying charges shall be computed at an interest rate equal to the weighted-average cost of debt percentage used in deriving Transporter's then-effective rates.

                        (c) For purposes of reflecting an adjustment in a current year's Annual Requirement, a prior year's Annual Requirement shall be recalculated to reflect any change in Transporter's interzone allocation factors, Transporter's weighted-average cost of debt, Transporter's imputed composite income tax rate, or Transporter's system load factor, if, and to the extent that, such changed components were used to derive Transporter's effective rates during such prior year, or were otherwise reflected in Transporter's rates and charges for such prior year pursuant to a final, non-appealable order issued by the Federal Energy Regulatory Commission in a Section 4 rate proceeding.

                   12.4   RESERVED FOR FUTURE USE.

--------------------------------------------------------------------------------
 Issued on: March 24, 2000                       Effective: March 24, 2000
--------------------------------------------------------------------------------

 Third                   GENERAL TERMS AND CONDITIONS (Continued)
Revised
 Sheet        12.5   Transportation Cost Rate Adjustment. Pursuant to the
No. 75C       Commission's Order issued on July 29, 1998 in Docket No.
              RP97-126, Transporter's base transportation rates (exclusive of all surcharges) set forth on Sheet No. 4 of this FERC Gas Tariff shall be periodically adjusted to reflect changes in charges incurred by Transporter for the transmission and compression of gas by others as reflected in Account No. 858 ("Account 858
              Costs"). On September 30 of each year Transporter shall file with the Commission a Transportation Cost Rate Adjustment (TCRA) to be effective each November 1 and applied to all maximum RTS and ITS rates as shown on Sheet No. 4 of this FERC Gas Tariff.

                   (a)   Determination of TCRA.

                        (i) The Current Transportation Costs (Demand and Commodity) shall be Transporter's projected Account 858 Costs during the 12 months commencing with the effective date of each TCRA filing, as adjusted for any credits or debits in accordance with Section 12.5(b)(iv). The Initial Transportation Costs (Demand and Commodity) shall be the Account 858 Costs approved in Docket No. RP97-126.

--------------------------------------------------------------------------------
 Issued on: March 24, 2000                       Effective: March 24, 2000
--------------------------------------------------------------------------------


  Sub.                   GENERAL TERMS AND CONDITIONS (Continued)
Original
  Sheet             (ii)   The Current Transportation Cost Rates (Demand
 No. 75D            and Commodity) shall be determined by dividing the
                    Current Transportation Costs by Transporter's projected billing determinants for the twelve months commencing with the effective date of each TCRA filing. The Initial
                    Transportation Cost Rates shall be determined by dividing the Initial Transportation Costs by the applicable billing determinants reflected in the rate design underlying
                    Transporter's base transportation rates approved in Docket
                    No. RP97-126.

                    (iii) The current TCRA (Demand and Commodity) shall be determined by subtracting the Initial Transportation Cost Rates from the Current Transportation Cost Rates.

               (b) Unrecovered 858 Cost Account. Transporter shall establish and maintain an Unrecovered Transportation Cost Account for the collection of Account 858 Costs as a sub-account of FERC Account No. 186.

                    (i) Each month the Unrecovered Transportation Cost Account shall be (1) debited by Transporter's actual Account 858 Costs and (2) credited by actual Account 858 Cost collections, determined by multiplying

                   Transporter's Current Transportation Cost Rates times the corresponding actual billing determinants.

                    (ii) The Unrecovered Transportation Cost Account shall be debited or credited, as appropriate, to reflect any refunds received by, or surcharges incurred by Transporter which relate to its Account 858 Costs.

                    (iii) Each month the Unrecovered Transportation Cost Account shall be debited (in the event of a debit balance) or credited (in the event of a credit balance) with interest, calculated in accordance with the procedures set forth in
                    Section 154.501(d) of the Commission's regulations, on the prior month's ending balance.

                    (iv) For each annual TCRA filing Transporter shall adjust the Current Transportation Costs to reflect the Unrecovered Transportation Account Balance (either positive or negative) as of the month ending four (4) months prior to the effective date of the filing.

               (c) Termination of Provision. At such time as the provisions of the TCRA are terminated, (a) any net credit balance in the applicable Account No. 186 sub-account for Unrecovered Transportation Costs shall be refunded to Shippers under Rate Schedules RTS and ITS, or (b) any net debit balance shall be due and payable by Shippers under Rate Schedules RTS and ITS. Such credits or debits will be allocated to the affected Shippers in proportion to their applicable billing determinants during the preceding twelve months.

--------------------------------------------------------------------------------
 Issued on: September 15, 1998                  Effective: August 31, 1998
--------------------------------------------------------------------------------


Original                 GENERAL TERMS AND CONDITIONS (Continued)
  Sheet
 No. 75E            12.6   Voluntary Contributions to GRI. In addition to
                    any payments made by Shippers under the GRI Adjustment mechanism set forth in Section 12.1, Shippers may make voluntary contributions to GRI. Such contributions will be collected by the Transporter through a "check the box" approach, reflected on its invoices. Shippers wishing to make a voluntary contribution to GRI during any given month shall fill out the election form (which shall be made available via the Internet) and shall remit such voluntary contribution to Transporter as specified on that form. Contributing Shippers shall specify the amount they are voluntarily contributing to GRI and may specify the projects or project areas to be funded. The amounts collected pursuant to the "check the box" procedure will not be part of Transporter's rates, and the Commission will not review or approve any such amounts or projects. Within fifteen (15) days of the receipt of any voluntary contributions, Transporter shall remit to GRI the amounts collected, and shall indicate to GRI the amounts applicable to specific projects or project areas, if so indicated by Shippers.

--------------------------------------------------------------------------------
 Issued on: October 30, 1998                    Effective: January 1, 1999
--------------------------------------------------------------------------------


 Fourth                  GENERAL TERMS AND CONDITIONS (Continued)
Revised
 Sheet        13.   BACKHAUL AND EXCHANGE TRANSPORTATION
 No. 76
              Transporter will provide Backhaul and Exchange Transportation service pursuant to Rate Schedule RTS at rates to be negotiated between zero and the applicable Maximum Transportation Commodity
              Rate and zero and the applicable Maximum Transportation Demand
              Rate, and will provide Backhaul and Exchange Transportation service pursuant to Rate Schedule ITS at rates to be negotiated between zero and the applicable Maximum Transportation Commodity
              Rate, as such rates are set forth on Sheet No. 4 of Transporter's currently effective FERC Gas Tariff. Backhaul and Exchange
              Transportation service on a no-fee basis shall be available where such service is mutually beneficial to both Shipper and Transporter and provides substantially equal benefits to both parties. Examples of Backhaul and Exchange Transportation service which may be beneficial to Transporter include Backhaul and Exchange Transportation service which, under then existing operating conditions, will assist in elimination of capacity bottlenecks and improve Transporter's ability to transport gas.
              Backhaul and exchange service shall be available on a non-discriminatory basis.

              14.   BILLINGS AND PAYMENTS

                   14.1 Monthly Billing Date. The imbalance statement should be rendered prior to or with the invoice, and the transportation invoice should be prepared on or before the 9th Business Day after the end of the production month. Rendered is defined as postmarked, timstamped, and delivered to the designated site. All amounts due from Shipper for the preceding month should be determined according to the measurement, computations and charges provided in this Tariff, the Gas Transportation Contract, and any Park and Loan Service Contract between Transporter and Shipper. At points where OBA's exist, invoiced quantities shall be based on scheduled quantities.

                   14.2 Monthly Payment Date. Shipper shall pay Transporter, at a bank designated by Transporter, so that payment is received and Transporter has available funds therefrom on or before the twentieth (20th) day of each month, the full amount billed by Transporter to

                   Shipper under Section 14.1 for the immediately preceding month. Such payment shall not be considered overdue if the twentieth (20th) day of the month is a Saturday, Sunday, or National

--------------------------------------------------------------------------------
 Issued on: July 2, 1997                         Effective: August 1, 1997
--------------------------------------------------------------------------------


Original                 GENERAL TERMS AND CONDITIONS (Continued)
  Sheet
 No. 76A Holiday, and Transporter receives payment on the next succeeding Business Day.

--------------------------------------------------------------------------------
 Issued on: April 2, 1997                          Effective: June 1, 1997
--------------------------------------------------------------------------------


 Second                  GENERAL TERMS AND CONDITIONS (Continued)
Revised
 Sheet             14.3   Remedies For Nonpayment.
 No. 77
                          (a) Charge For Late Payment:

                        Should Shipper fail to pay any or all of the amount of any bill as herein provided when such amount is due, Shipper shall pay a Charge for Late Payment which shall be included by Transporter on the next regular monthly bill rendered to Shipper. Such Charge for Late Payment shall be determined by multiplying (a) the unpaid portion of the bill, by (b) the ratio of the number of days from the due date to the date of actual payment to 365, by (c) the applicable rate of interest calculated in accordance with Section 154.501 (d) of the Commission's regulations.

                           (b) Suspension of Service:

                        If such failure to pay continues for thirty (30) days after payment is due, Transporter, in addition to any other remedy it may have under the Gas Transportation Contract or any Park and Loan Service Contract, may, after any required application to and authorization by the FERC, suspend further transportation of

--------------------------------------------------------------------------------
 Issued on: April 2, 1997                          Effective: June 1, 1997
--------------------------------------------------------------------------------


 First                   GENERAL TERMS AND CONDITIONS (Continued)
Revised
 Sheet                  gas or park and loan service until such amount is

 No. 78 paid; provided, however, that Transporter shall notify Shipper and, if required, the FERC in writing twenty (20) days and ten (10) days prior to such suspension that continued failure to pay will result in suspension of service.

                          (c) Termination Of Contract:

                        If such default continues for thirty (30) additional days, Transporter may thereafter, in addition to any other remedy it may have under a Gas transportation Contract or Park and Loan Service Contract, terminate said contract in accordance with the provisions of
                        Section 21 hereof, subject to any appropriate regulatory authorization; provided, however, that Transporter shall notify Shipper and, if required, the FERC in writing twenty (20) days and ten (10) days prior to such action that continued failure to pay will result in termination of said contract.

                          (d) Good Faith Disputes:

                        If Shipper in good faith shall dispute the amount of any bill or part thereof and shall pay to Transporter such amounts as it concedes to be correct, and at any time within thirty (30) days after a demand made by Transporter shall furnish good and sufficient surety bond, guaranteeing payment to Transporter of the amount ultimately found due upon such bills after a final determination which may be reached either by agreement or judgment of the courts, as may be the case, then Transporter shall not be entitled to seek to suspend further delivery of gas nor terminate the Gas Transportation Contract or Park and Loan Service Contract as outlined above unless and until default be made in the conditions of such bond.

                        (e) Adjustment Of Underpayment, Overpayment Or Error In Billing:

                        If it shall be found that at any time or times Shipper has been overcharged or undercharged in any form whatsoever under the provisions of the Gas Transportation Contract or Park and Loan Service Contract and Shipper shall have actually paid the bills containing such overcharge or undercharge, then within thirty (30) days after the final determination thereof, Transporter shall refund the amount of any such overcharge, and Shipper shall pay the amount of any such undercharge; provided, however, that interest calculated in accordance with


--------------------------------------------------------------------------------

 Issued on: November 30, 1995                   Effective: January 1, 1996
--------------------------------------------------------------------------------


 Second                  GENERAL TERMS AND CONDITIONS (Continued)
Revised
 Sheet                  Section 14.3 (a) shall apply to any undercharge not
 No. 79                 paid and to any overcharge not returned within
                        thirty (30) days from the date of Transporter's notification to Shipper of the amount of the undercharge or overcharge. Measurement data corrections should be processed within 6 months of the production month with a 3-month rebuttal period. The time limitation for disputes of allocations should be 6 months from the date of the initial month-end allocation with a 3-month rebuttal period. Prior period adjustment time limits should be 6 months from the date of the initial transportation invoice and 7 months from date of initial sales invoice with a 3-month rebuttal period, excluding government-required rate changes. These standards shall not apply in the case of deliberate omission or misrepresentation or mutual mistake of fact. Parties' other statutory or contractual rights shall not otherwise be diminished by this standard.

                            (f) Right Of Examination:

                        Both Transporter and Shipper shall have the right to examine at any reasonable time the books, records and charts of the other to the extent necessary to verify the accuracy of any statement, chart, or computation made under or pursuant to the provisions of this Tariff, the Gas Transportation Contract, or the Park and Loan Service Contract between Transporter and Shipper.

              15.   POSSESSION OF GAS

                   15.1 Control and Possession. As between the parties to the Gas Transportation Contract, Transporter shall be deemed to be in control and possession of the gas deliverable thereunder from the time it is delivered to Transporter at the Receipt Point (s) until it shall have been made available to or on behalf of Shipper at the Delivery Point (s). Prior to the time such gas is delivered to Transporter at the Receipt Point (s) and after such gas is made available to or on behalf of Shipper at the Delivery Point (s), Shipper shall be deemed to be in control and possession thereof.

                   As between the Parties to the Park and Loan Service Contract, Transporter shall be deemed to be in control and

--------------------------------------------------------------------------------

 Issued on: April 2, 1997                          Effective: June 1, 1997
--------------------------------------------------------------------------------


 First                   GENERAL TERMS AND CONDITIONS (Continued)
Revised
 Sheet
No. 79A possession of the gas (1) that is parked pursuant to Rate Schedule PAL from the time it is delivered to Transporter at a Parking Point(s) until it shall have been made available to or on behalf of Shipper at that point(s); and (2) that is loaned pursuant to Rate Schedule PAL prior to the time that the gas is made available to Shipper at a Loan Point(s) and after Shipper redelivers the gas to Transporter at that point(s). Prior to the time gas subject to park and loan service is delivered to Transporter at a Parking Point(s) and after such gas is made available to or on behalf of Shipper at that point(s), or after gas loaned to Shipper is made available to Shipper at a Loan Point(s), and before it is redelivered to Transporter, Shipper shall be deemed in control and possession thereof.

                   15.2 Responsibility. Shipper shall have no responsibility with respect to any gas deliverable under a Gas Transportation Contract or Park and Loan Service Contract after it is delivered to Transporter at the Receipt Point(s) or Parking Point(s), or after it is delivered to Transporter at a Loan Point(s) as a payback of a loan, until it is made available to or on behalf of Shipper at the Delivery Point(s) or Parking Point(s), or on account of anything which may be done, happen or arise with respect to such gas after it is delivered to Transporter at the Receipt Point(s), Parking Point(s) or Loan Point(s) and before it is made available to or on behalf of Shipper at the Delivery Point(s) or redelivered to the Shipper at the Parking Point(s); and Transporter shall have no responsibility with respect to such as before it is delivered to Transporter at the Receipt Point(s) or Parking Point(s) or after it is made available to or on behalf of Shipper at the Delivery Point(s) or Loan Point(s); or redelivered to Shipper at the Parking Point(s) or on account of anything which may be done, happen or arise with respect to such gas before it is delivered to Transporter at the Receipt Point(s) or Parking Point(s), or made available to Transporter as a payback of a loan, and after it is made available to or on behalf of Shipper at the Delivery Point(s) or Loan Point(s) or redelivered to Shipper at the Parking Point(s).

                   15.3 Right To Commingle. From the time gas is delivered to Transporter at the Receipt Point(s), Transporter shall have the unqualified right to commingle such gas with other gas in Transporter's natural gas transmission system.

--------------------------------------------------------------------------------
 Issued on: April 2, 1997                          Effective: June 1, 1997
--------------------------------------------------------------------------------


Original                 GENERAL TERMS AND CONDITIONS (Continued)
  Sheet
 No. 79B       16.   WARRANTY OF TITLE TO GAS

               Except as otherwise provided herein, it is expressly understood that title to all natural gas tendered to Transporter at the Receipt Point(s) for transportation or at a Parking Point for parking service shall be held by Shipper. It is further understood that Shipper will indemnify Transporter and

--------------------------------------------------------------------------------
 Issued on: April 2, 1997                          Effective: June 1, 1997
--------------------------------------------------------------------------------


 First                   GENERAL TERMS AND CONDITIONS (Continued)
Revised
 Sheet        save it harmless from all suits, actions, debts, accounts,
 No. 80       damages, costs, losses and expenses arising from or out of claims of any or all persons to the said gas or to royalties, taxes, license fees or charges thereon resulting from breach of this warranty.

              In addition, except as otherwise provided herein, it is expressly understood that Transporter will have title to any gas loaned to Shipper pursuant to Rate Schedule PAL. It is further understood that Transporter will indemnify Shipper and save it harmless from all suits, actions, debts, accounts, damages, costs, losses and expenses arising from or out of claims of any or all persons to the said gas or to royalties, taxes, license fees or charges thereon resulting from breach of this warranty.

              Transporter hereby expressly disclaims that it has or will have title to any gas to be transported to or on behalf of Shipper or to be parked by Shipper pursuant to Rate Schedule PAL.

              17.   OPERATING INFORMATION AND ESTIMATES

                   17.1 Shipper To Provide Information. Shipper shall endeavor to provide Transporter with all information and material in the possession of or reasonably accessible to Shipper and required by Transporter to calculate and verify Shippers Input Quantity, Injection Quantity and/or Withdrawal Quantity and the quantity of gas taken by Shipper at the Delivery Point(s), redelivered by Transporter to Shipper at the Parking Point(s) or redelivered by Shipper to Transporter at the Loan Point(s) each day and to calculate and verify the gross heating value, the quality specifications, and the components of such quantities each day.

--------------------------------------------------------------------------------
 Issued on: November 30, 1995                   Effective: January 1, 1996
--------------------------------------------------------------------------------


 First                   GENERAL TERMS AND CONDITIONS (Continued)
Revised
 Sheet             17.2   Good Faith Estimates. At Transporters request,
 No. 81            any Shipper which has executed a Gas Transportation
                   Contract with Transporter wherein Transporter agrees to transport gas on behalf of Shipper will furnish to Transporter good faith estimates of the daily, monthly and annual quantities of natural gas which Shipper desires
                   Transporter to transport for Shipper for at least two (2) years in advance. Such estimates will be used for planning purposes and will not substitute for the nomination procedures outlined above. The information provided pursuant to this section shall not be made available to Transporters affiliates which are engaged in the marketing of gas unless the information is posted simultaneously on Transporters
                   Electronic Bulletin Board.

              18.   OTHER OPERATING CONDITIONS.

                   18.1 Minimum Quantity Meterable. In no event shall Transporter be required to accept a request for transportation or park and loan service for a quantity of gas which Transporter cannot meter with reasonable accuracy at the Receipt or Delivery Point(s) or Parking or Loan Point(s) for which Shipper is requesting service. If Shippers request for transportation or park and loan service involves a quantity which Transporter cannot meter with reasonable accuracy at the requested Receipt or Delivery Point(s) or Park and Loan Point(s), Transporter will promptly so inform Shipper and advise Shipper of the minimum quantity that can be metered with reasonable accuracy at the proposed Points.

                   18.2 Coordination With Other Parties. Shipper shall make all necessary arrangements with other parties at or upstream of the Receipt Point(s) or Parking Point(s) where natural gas is delivered to Transporter by Shipper or for Transporters system operations and coordinated with Transporters dispatchers.

                   18.3 Facilities To Be In Place Prior To Request. Transporter shall not be required to render transportation service on behalf of Shipper in the event that all facilities necessary to render such service do not exist at the time such service is requested.

--------------------------------------------------------------------------------
 Issued on: November 30, 1995                   Effective: January 1, 1996

--------------------------------------------------------------------------------


 Second                  GENERAL TERMS AND CONDITIONS (Continued)
Revised
 Sheet             18.4   Reimbursement of Costs. Shipper shall reimburse
 No. 82            Transporter:

                        (a) For the costs of any facilities, other than facilities included in Transporters general system, installed by Transporter with Shippers consent to receive, measure, transport or deliver natural gas for the account of Shipper;

                        (b) For filing fees required in connection with the Gas Transportation Contract (s) or a Park and Loan Service Contract between Transporter and Shipper that Transporter is obligated to pay to the FERC or any other governmental authority having jurisdiction , exclusive of generally applicable regulatory fees necessary for rendition of Transporter service generally to all customers; and

                        (c) For any and all occupation, sales tax, user fee, or taxes or fees similar in nature or equivalent in effect which are now or hereafter imposed or assessed against Transporter by any lawful authority as a result of the transportation of natural gas pursuant to the Gas Transportation Contract (s) or the parking or loan of gas pursuant to a Park and Loan Service Contract between Transporter and Shipper, and which the Commission has determined, after a Section 4 rate filing, to be directly assignable to the specific service to be rendered by Transporter on behalf of Shipper thereunder.

                        Any reimbursement due Transporter by Shipper pursuant to this Section 18.4 shall be due and payable to Transporter within ten (10) days of receipt by Shipper of Transporters invoice (s) for same. Transporter shall give Shipper notice of any new or changed reimbursement under Section 18.4 (s) as soon as practicable after such new or changed reimbursement becomes effective.

                   18.5 Shipper To Comply With All Terms. Transporter shall not be required to render service on behalf of any Shipper which on any day fails to comply with any or all of the terms of the Gas Transportation Contract (s) or a Park and Loan Service Contract, as applicable, between Transporter and Shipper. Transporter may terminate service prior to the expiration of a contract term only in the event of nonpayment by Shipper in accordance with the provisions of Section 14.4
                   (c) of these General Terms and Conditions or pursuant to the provisions of Sections 3.6 or 21.4 of these General Terms and

                   Conditions.

--------------------------------------------------------------------------------
 Issued on: March 29, 1996                          Effective: May 1, 1996
--------------------------------------------------------------------------------


Original                 GENERAL TERMS AND CONDITIONS (Continued)
  Sheet
 No. 83        19.   CONSTRUCTION OF LATERAL FACILITIES POLICY

               Transporter may invest in lateral and appurtenant facilities necessary to increase service to existing Shippers or to allow Transporter to provide service to a new Shipper on a non-discriminatory basis under the following conditions:

                    (a) Annual service revenues generated from such new or increased service shall be sufficient to at least equal the cost of service associated with such facilities. Such cost of service shall be calculated to include, without limitation, the following:

                         (i) the cost of service associated with transporting gas to the proposed facilities on Transporters mainline;

                         (ii) the incremental operating expenses Transporter may incur in operating the proposed facilities, including but not limited to administrative, operation and maintenance, and ad valorem and other taxes consistent with those reflected in Transporters most recent rate filing;

                         (iii) the estimated capital cost of the proposed facilities, which shall be calculated using the following objective criteria: the cost of materials shall be estimated based on recently obtained quotes from major industry recognized materials sources, and the cost of construction will be estimated based on per-mile construction costs experienced by Transporter during construction in areas with similar geographical, geological and demographic characteristics, adjusted for the year of the proposed construction and any site-specific characteristics, which capital costs shall be assumed to be depreciated over the life of the proposed new service; and,

--------------------------------------------------------------------------------
 Issued on: March 22, 1993                    Effective: September 1, 1993
--------------------------------------------------------------------------------


 First                   GENERAL TERMS AND CONDITIONS (Continued)
Revised
 Sheet                  (iv)   a carrying charge on all capital costs for
 No. 84                 the proposed facilities equal to the pre-tax
                        overall rate of return reflected in Transporters most recent rate filing.

                   (b) The facilities will not increase or decrease Transporters main line capacity or compromise the integrity of Transporters pipeline system.

                   (c) The necessary authorizations are obtained from governmental bodies.

              Nothing in this policy statement shall require Transporter to file an application for a certificate of public convenience and necessity under Section 7 (c) of the Natural Gas Act. Nothing in this policy statement shall prevent Transporter from contesting an application for service filed pursuant to Section 7(a) of the Natural Gas Act. Transporter reserves the right to seek a waiver of the policy set forth herein, for good cause shown.

              20.   IMPAIRMENT OF DELIVERIES

                   20.1 Force Majeure. Service under this Tariff may be interrupted or curtailed for reasons of force majeure, and Transporter shall give Shipper notice as soon as reasonably possible of such interruption or curtailment.

                   20.2 Routine Repair and Maintenance. Transporter shall have the right to interrupt or curtail service in whole or in part on all or a portion of its system from time to time to perform routine repair, maintenance, and other construction or testing procedures on Transporters system as necessary to maintain operational capability on Transporters system or to comply with applicable regulatory requirements. Transporter shall exercise due diligence to schedule such activity so as to minimize disruptions of service to Shippers.

--------------------------------------------------------------------------------
 Issued on: June 30, 1995                          Effective: July 1, 1995
--------------------------------------------------------------------------------


Original                 GENERAL TERMS AND CONDITIONS (Continued)
  Sheet
 No. 84A                 (a)   Annual Notices. No later than each March 31,
                         Transporter will post on its Electronic Bulletin
                         Board a projection of routine repair, maintenance, and other construction or testing procedures scheduled for the upcoming year, from April 1 through March 31, which are likely to affect
                         Transporters System Capacity. Transporter may in good faith modify the projected schedule in any manner, at any time during such year, and will provide notice of any change in the schedule as soon as possible after deciding to make such a change. Transporter will have no liability if actual activity does not conform to the projected annual schedule.

                         (b) Monthly Notices. At least ten (10) days prior to the first day of each month, Transporter will post on its Electronic Bulletin Board a schedule of repair, maintenance and other construction or testing procedures for such month which are likely to affect Transporters System Capacity. Such notice will include an estimate of the duration of the activity. Transporter will have no liability if it must modify the schedule or perform additional unscheduled routine repair, maintenance and other construction or testing procedures during the month.

                    20.3 Make-up Service. In the event interruption or curtailment occurs, Shipper shall be given the opportunity on a subsequent day or days to make-up such loss of service provided that such make-up service shall not preclude or interfere with the service priorities set forth in Section
                    4. In the event such make-up service is provided, Shipper shall be obligated to pay the Transportation Commodity Charge for such service under the applicable Rate Schedule.

               21.   FORCE MAJEURE AND REMEDIES

                    21.1 Relief From Liability. Neither Transporter nor Shipper shall be liable in damages to the other for any act, omission or circumstances occasioned by or in consequence of any even constituting force majeure and, except as otherwise

--------------------------------------------------------------------------------
 Issued on: June 30, 1995                          Effective: July 1, 1995
--------------------------------------------------------------------------------


Original                 GENERAL TERMS AND CONDITIONS (Continued)
  Sheet
 No. 85 provided in Section 21.2 the obligations of Transporter and Shipper shall be excused during the period thereof to the extent affected by such events of force majeure. The term force majeure shall mean acts of God, strikes, lockouts, acts of the public enemy, wars, blockades, insurrections, riots, epidemics, landslides, lightning, earthquakes, fires, storms, floods, washouts, arrests and restraints of rulers and peoples, civil disturbances, explosions, breakage or accident to machinery or lines of pipe, line freezeups, the binding order of any court or governmental authority which has been resisted in good faith by all reasonable legal means, and any other cause, whether of the kind herein enumerated, or otherwise, and whether caused or occasioned by or happening on account of the act or omission of one of the parties to the Gas Transportation Contract between Transporter and Shipper or some person or concern not a party thereto, which is not within the control of the party claiming excuse and which by the exercise of due diligence such party is unable to prevent or overcome. A failure to settle or prevent any strike or other controversy with employees or with anyone purporting or seeking to represent employees shall not be considered to be a matter within the control of the party claiming excuse. Under no circumstances will lack of finances be construed to constitute force majeure.

                    21.2 Liabilities Not Relieved. Such causes or contingencies affecting the performance of said Gas Transportation Contract by either party, however, shall not relieve it of liability in the event of its concurring negligence or in the event of its failure to use due diligence to remedy the situation and remove the cause in an adequate manner and with all reasonable dispatch, nor shall such causes or contingencies affecting the performance of said contract relieve either party from its obligations to make payments of amounts then due thereunder or relieve Shipper from its obligation to pay the applicable demand charge thereunder, nor shall such causes or contingencies relieve either party of liability unless such party shall give notice and full particulars of the same in writing to the other party as soon as possible after the occurrence relied on. Shippers obligation to pay applicable demand charges shall not be suspended by any failure of Transporter to deliver gas to or on behalf of Shipper for any reason or cause whatsoever, whether or not described in this

--------------------------------------------------------------------------------
 Issued on: March 22, 1993                    Effective: September 1, 1993
--------------------------------------------------------------------------------


 First                   GENERAL TERMS AND CONDITIONS (Continued)
Revised
 Sheet             Section 21, except in the event that such failure is
 No. 86            caused by the negligence or intentional misconduct of
                   Transporter.

                   Transporter shall be obligated to refund demand charges collected from firm shippers applicable to days in which firm service is interrupted, if and to the extent that Transporter is reimbursed for such demand charges through insurance proceeds and such shipper is not recompensed for such demand charges through any other primary insurance. Such refunds shall be computed by allocating to each firm shipper for which service was interrupted a pro rata share of the attributable insurance proceeds received by Transporter based on the proportion that the eligible amount of each such shippers affected demand charge payments bears to the sum of the eligible amounts of all such shippers affected demand charge payments. The affected demand charge payments for each shipper shall be computed by multiplying the daily applicable Transportation Demand Rate by the quantity of gas not delivered by reason of the interruption in firm service, not to exceed such shippers Maximum Input Quantity. The eligible amount of such affected demand charge payments shall be the portion of the affected demand charge payments for which the shipper is not eligible to be recompensed through other primary insurance. For purposes of this paragraph, the applicable daily Transportation Demand Rate applicable to the service that was interrupted by twelve
                   (12) and dividing the product by 365. Nothing herein shall obligate a firm shipper to maintain primary insurance which recompenses it, in whole or in part, for demand charges paid on days when Transporter interrupts service.

                   21.3 Unavailability Of Firm Capacity. In the event Transporter is unable, wholly or in part, to make capacity available for transportation of the Maximum Input Quantities to which all Shippers are entitled under their Gas Transportation Contracts with Transporter on any day, then Shipper shall be entitled to such proportion of the total impaired transportation capacity as the sum of Shippers Maximum Input Quantities for firm transportation service

--------------------------------------------------------------------------------
 Issued on: July 31, 1995                         Effective: July 31, 1995
--------------------------------------------------------------------------------


 First                   GENERAL TERMS AND CONDITIONS (Continued)
Revised
 Sheet             bears to the sum of the total Maximum Input Quantities
No. 86A            for firm transportation service of all Shippers affected
                   by the impairment of transportation capacity. Transporter shall not bear any liability for any curtailment of service to Shipper undertaken pursuant to the provisions of this
                   Section 21.3 due to one or more of the causes stated in
                   Section 21.1 or to routine maintenance of Transporters system. To the extent that curtailment is caused by a matter described in Section 21.2, any liability that Transporter may have shall be limited to that set forth in that section.

                   21.4 Termination Of Gas Transportation Contract or Park and Loan Service Contract. If either Transporter or Shipper shall fail to perform any of the material covenants or obligations imposed upon it by the Gas Transportation Contract or a Park and Loan Service Contract, subject to the applicable provisions of this Tariff, then in such event the other party may at its option terminate said contract by proceeding as follows: the party not in default shall cause a written notice to be served on the party in default stating specifically the cause for terminating the contract and declaring it to be the intention of the party giving the notice to terminate the same; thereupon the party in default shall have thirty (30) days after the service of the aforesaid notice in which to remedy or remove the cause or causes stated in the notice for terminating the contract, and if within said period of thirty
                   (30) days the party in default does so remove and remedy said cause or causes, then such notice shall be withdrawn and the contract shall continue in full force and effect. In case the party in default does not so remedy and remove the cause or causes within said period of thirty (30) days, the contract shall terminate; provided; however, that no termination shall occur if the party in default has initiated action to cure such material default but, despite its best efforts, has been

--------------------------------------------------------------------------------
 Issued on: November 30, 1995                   Effective: January 1, 1996
--------------------------------------------------------------------------------


 Second                  GENERAL TERMS AND CONDITIONS (Continued)
Revised
 Sheet             unable to complete cure within such thirty (30) day
 No. 87            period and is continuing its action to complete cure in
                   good faith beyond the end of the thirty (30) day period.
                   Except as specifically set forth in Article V of the Gas
                   Transportation Contract(s) or Park and Loan Service Contract between Transporter and Shipper, the termination or cancellation of any Gas Transportation Contract or Park and Loan Service Contract shall be pursuant to the provisions of this paragraph, shall be without prejudice to the right of Transporter to collect any amounts then due to it for services rendered prior to the time of cancellation, and shall be without prejudice to the right of Shipper to receive any services which have not been rendered but for which Shipper has paid prior to the time of cancellation, and without waiver of any remedy to which the party not in default may be entitled for violations of the contract.
                   Nothing in this Section 21.4 shall affect any rights or obligations which the parties may have with respect to
                   Section 7(b) of the Natural Gas Act.

              22.   NOTICES AND COMMUNICATION

              Any communication, notice, request, demand, statement or bill provided for in this Tariff, in a Gas Transportation Contract or in a Park and Loan Service Contract, or any notice which either Transporter or Shipper may desire to give to the other, that is offered in writing in lieu of transmittal via Transporters Electronic Bulletin Board, shall be considered as duly presented, rendered, or delivered when sent, if sent by telegram, cable, telecopy or telex; or, if sent by express mail service, shall be considered as duly presented one day after mailing; or, if prepaid registered or ordinary mail, shall be considered as duly presented five (5) days after mailing. The material so sent shall be addressed to the pertinent party at its last known post office address, or at such other address as either party may designate.

--------------------------------------------------------------------------------
 Issued on: March 29, 1996                          Effective: May 1, 1996
--------------------------------------------------------------------------------


 First                   GENERAL TERMS AND CONDITIONS (Continued)
Revised
 Sheet        22A.   COMPLIANCE WITH THE MARKETING AFFILIATES RULE ORDER
 No. 88       NO. 497

              This section describes Transporters compliance with the requirements of 18 C.F.R. Section 250.16 (b).

                   1.   Shared Operating Personnel and Facilities

                   Transporter and its marketing affiliates have no shared operating personnel or facilities.

                   Any changes to the terms of this Section will be filed with FERC on a quarterly basis.

                   2.   Complaint Resolution

                   Transporter will attempt to resolve any complaints by Shippers or potential Shippers without the necessity of a written complaint. To this end, Shippers are encouraged to attempt to resolve disputes informally with their designated service representatives.

                   A formal complaint concerning any transportation services offered by Transporter must specifically state that it is a complaint under Order No. 497 and should be directed, preferably in writing, to Herbert A. Rakebrand III, Manager, Transportation and Marketing, at One Corporate Drive, Suite 600, Shelton, Connecticut 06484. Transporter will respond initially to the complaint within 48 hours and in writing within 30 days.

                   In addition, any person desiring information on the availability, pricing or other terms of Transporters transportation service should call the Transportation and Marketing Department ((203) 926-1555).

--------------------------------------------------------------------------------
 Issued on: November 1, 1994                   Effective: December 1, 1994
--------------------------------------------------------------------------------


 First            GENERAL TERMS AND CONDITIONS (Continued)
Revised
 Sheet            [Sheet No. 89 Reserved for Future Use.]
 No. 89

--------------------------------------------------------------------------------
 Issued on: November 1, 1994                   Effective: December 1, 1994
--------------------------------------------------------------------------------


 Second                  GENERAL TERMS AND CONDITIONS (Continued)
Revised
 Sheet        23.   MODIFICATION
 No. 90
              No modification of the terms and provisions of a Gas
              Transportation Contract or Park and Loan Service Contract shall be made except by the execution of written contracts signed by Transporter and Shipper.

              24.   NONWAIVER AND FUTURE DEFAULT

              No waiver by either Transporter or Shipper of any one or more defaults by the other in the performance of any provisions of a Gas Transportation Contract, Park and Loan Service Contract, the General Terms and Conditions or the applicable Rate Schedule shall operate or be construed as a waiver of any future default or defaults, whether of a like or of a different character. This provision shall not be interpreted as providing Transporter or Shipper with any powers or authorizations to grant or deny waivers over and above such powers as provided under the Commissions regulations and standard contract law.

              25.   SCHEDULES AND CONTRACT SUBJECT TO REGULATION

              This Tariff, including these General Terms and Conditions and the respective obligations of the parties under the Gas Transportation Contract(s) and/or Park and Loan Service Contract are subject to valid laws, orders, rules and regulations of duly constituted authorities having jurisdiction and are subject to change from time to time by addition, amendment or substitution as provided by law.

--------------------------------------------------------------------------------
 Issued on: November 30, 1995                   Effective: January 1, 1996
--------------------------------------------------------------------------------


 First                   GENERAL TERMS AND CONDITIONS (Continued)
Revised
 Sheet        26.   DESCRIPTIVE HEADINGS
 No. 91
              The descriptive headings of the provisions of this Gas Tariff are formulated and used for convenience only and shall not be deemed to affect the meaning or construction of any such provisions.

              27.   INCORPORATION IN RATE SCHEDULES AND GAS TRANSPORTATION
              CONTRACTS

              These General Terms and Conditions are incorporated in and are a part of Transporters Rate Schedules, Gas Transportation Contracts and Park and Loan Service Contracts.

              28.   CAPACITY RELEASE PROVISIONS

                   28.1 Purpose. This Section 28 sets for the specific terms and conditions applicable to Transporters implementation of the capacity release program, as provided by Order Nos. 636 and 636-A.

                   28.2 Definitions. For purposes of this Section 28, the following definitions shall apply:

                        (a) Releasing Shipper. The term Releasing Shipper shall mean any Shipper that has executed a Gas Transportation Contract for Firm Reserved Service with Transporter and that elects to release, on a temporary or permanent basis, all or a portion of its firm capacity rights on Transporters system, to another Shipper under the terms and conditions set forth in this Section 28;

                        (b) Replacement Shipper. The term Replacement Shipper shall mean any Shipper that executes a Gas Transportation Contract in the form prescribed by this Tariff , acquiring capacity rights from a Releasing Shipper;

                        (c) Prearranged Replacement Shipper. The term Prearranged Replacement Shipper shall mean a Shipper that has reached an agreement with a Releasing Shipper to acquire its released capacity prior to the time that the Releasing Shipper submits its Release Notice to Transporter in accordance with the provisions of this
                        Section 28;

--------------------------------------------------------------------------------
 Issued on: November 30, 1995                   Effective: January 1, 1996
--------------------------------------------------------------------------------


 Fifth                   GENERAL TERMS AND CONDITIONS (Continued)
Revised
 Sheet
 No. 92 (d) Successful Bidder. The term "Successful Bidder" shall mean the Shipper that Transporter determines submitted the highest bid in accordance with the criteria specified in Sections 28.9 of this Tariff.

                        (e) Release Notice. The term "Release Notice" shall mean the notice that a Releasing Shipper provides to Transporter in accordance with the provisions of Section
                        28.6 of this Tariff; and

                        (f) Segment. The term "Segment" shall mean any Receipt Point or Delivery Point or any portion of Transporter's pipeline system between any such points.

                        (g) Capacity Release Offer Report or CROR. The terms "Capacity Release Offer Report" or "CROR" shall mean a report generated by Iroquois' EBB outlining the information proprietary to a specific release of capacity; and effective attachments to the Blanket Capacity Release Agreement and the Blanket Gas Transportation Contract for Firm Reserved Service with Replacement Shipper.

                   28.3 Applicability. This Section 28 is applicable to any Releasing Shipper transporting under Part 284 of the FERC's Regulations, 18 C.F.R. Part 284, that has executed a Gas Transportation Contract for Firm Reserved Service. Subject to the terms of this Section 28, a Releasing Shipper shall have the right to release any portion of its firm capacity on a temporary or permanent basis along any segment of Transporter's pipeline system located between the Primary Receipt Point and the Primary Delivery Point, as set forth in the Gas Transportation Contract between the Releasing Shipper and Transporter, but only to the extent that the capacity so released is acquired by another party pursuant to the provisions of this Section 28. A Replacement Shipper may re-release firm capacity it has acquired to a secondary Replacement Shipper pursuant to the same terms and conditions set forth in this Section 28 applicable to a Releasing Shipper. This Section is also applicable to offers by Shippers to assume or acquire capacity pursuant to Section
                   28.13 of this Tariff.

                   28.4 Minimum and Maximum Release Provisions. The following minimum and maximum release provisions shall apply. Any release of capacity under this Section 28 must be for a period of at least one (1) day. The maximum term of any release of firm capacity shall not exceed the term of Releasing Shipper's Gas Transportation Contract. The maximum volume of capacity released may not exceed on a daily basis or over the term of the Replacement Shipper's Gas Transportation Contract the

--------------------------------------------------------------------------------
 Issued on: April 15, 1998                         Effective: May 16, 1998
--------------------------------------------------------------------------------


 Fifth                   GENERAL TERMS AND CONDITIONS (Continued)
Revised
 Sheet             maximum capacity to which the Releasing Shipper has a
 No. 93            right under its Gas Transportation Contract.

                   28.5 Exceptions To Release Notice, Bidding and Allocation Requirements of This Section 28. To qualify for exceptions to the Release Notice, bidding, and allocation requirements, the Releasing Shipper must have executed a Blanket Capacity Release Agreement, and the Replacement Shipper must have executed a Blanket Gas Transportation Contract for Firm Reserved Service with Replacement Shippers pursuant to Section 28.11. Once all contractual requirements have been met, the Releasing Shipper shall notify Transporter of the terms of the proposed release transaction via Transporter's Electronic Bulletin Board, or via EDI, in accordance with that part of the timeline set forth in Section 28.6(a) applicable to prearranged deals not subject to bid. Transporter shall endeavor, but shall not be obligated to administer Release Notices received in writing, and any such notice must be received by Transporter at least one Business Day prior to the desired nomination date. The Releasing Shipper's notice to Transporter shall include all information listed in Section 28.6(c)(i) -(vii), as well as any other relevant terms of the proposed release transaction. A CROR relevant to the Blanket Gas Transportation Contract with Replacement Shipper and to the Blanket Capacity Release Agreement may then be obtained from Transporter's EBB. The CROR shall be activated and available for nomination in accordance with the timeline set forth in Section 28.6(a).

                   A Releasing Shipper shall not rollover, extend or in any way continue such a release unless (i) it satisfies the criteria specified in Section 28.5(b), or (ii) it posts a Release Notice and follows the bidding and allocation requirements of this Section 28. A Releasing Shipper may not use the terms of this Section 28.5(a) to re-release capacity on the same Segment of the pipeline to a Prearranged Replacement Shipper to which it has released capacity under the terms of Section 28.5(a) until twenty-eight (28) days after the earlier release period under this Section 28.5(a) has ended, unless the Releasing Shipper satisfies the criteria specified in
                   Section 28.5(b), or it posts a Release Notice and follows the bidding and allocation

--------------------------------------------------------------------------------
 Issued on: July 2, 1997                         Effective: August 1, 1997
--------------------------------------------------------------------------------


 Second                  GENERAL TERMS AND CONDITIONS (Continued)
Revised
 Sheet             requirements of this Section 28. Nothing in the
No. 93A            preceding sentence shall preclude a Releasing Shipper
                   from releasing capacity on a different Segment of the pipeline, which does not utilize or overlap the Segment on which capacity previously was released, to such Prearranged
                   Replacement Shipper during the twenty-eight (28) day restricted period.

                   In the following situations, the Releasing Shipper will not be required to post a Release Notice or to comply with the bidding and allocation requirements of Sections 28.6, 28.7, 28.8, and 28.9 of this Tariff:

                        (a) Capacity Releases to Prearranged Replacement Shippers for thirty-one (31) days or less. If a Releasing Shipper has found a Prearranged Replacement Shipper willing to acquire released capacity for a term equal to or less than thirty-one (31) days, the Releasing Shipper may, but need not, post a Release Notice or comply with the bidding and allocation requirement of this Section 28.

--------------------------------------------------------------------------------
 Issued on: April 2, 1997                          Effective: June 1, 1997
--------------------------------------------------------------------------------


 Third                   GENERAL TERMS AND CONDITIONS (Continued)
Revised
 Sheet                  (b)   Capacity Releases to Prearranged Replacement
 No. 94                 Shippers Offering to Pay the Maximum Rate that
                        Transporter is Authorized to Charge. If a Releasing
                        Shipper has found a Prearranged Replacement Shipper willing to acquire the full amount of the capacity released at the maximum rate Transporter is authorized to charge, the Releasing Shipper need not post a Release
                        Notice or comply with the bidding and allocation requirements of this Section 28.

--------------------------------------------------------------------------------
 Issued on: April 2, 1997                          Effective: June 1, 1997
--------------------------------------------------------------------------------


 Third                   GENERAL TERMS AND CONDITIONS (Continued)
Revised
 Sheet             28.6   Notice by Releasing Shipper of its Election to
 No. 95            Release Capacity and Timeline for Capacity Releases. Any
                   Releasing Shipper that elects to release all or a portion of its firm capacity rights must first execute a Blanket
                   Capacity Release Agreement and then shall provide Transporter with a Release Notice via Transporter's Electronic Bulletin
                   Board or EDI as set forth in Section 28.6 below. Transporter shall tender the Blanket Capacity Release Agreement within one (1) Business Day of receipt of written request for said agreement. Transporter shall endeavor, but shall not be obligated, to administer Release Notices received in writing, and any such notice must be received by Transporter at least one Business Day prior to the desired posting date. Any terms and conditions listed in the Release Notice must be non-discriminatory and consistent with Transporter's Tariff and the Gas Transportation Contract with the Releasing
                   Shipper.

                        (a) Timeline for Capacity Releases. The capacity release timeline set forth in this Section 28.6 is applicable to all parties involved in the capacity release process; however, it is only applicable if 1) all information provided by the parties to the transaction is valid and the Replacement Shipper has been determined to be creditworthy before the capacity release bid is tendered, and 2) there are no special terms or conditions of the release.

                        The timeline for short-term releases (less than 5 months) is as follows:

                           + Offers should be tendered by 1:00 P.M. on the
                             day before nominations for short-term releases (less than 5 months);

                           + open season ends no later than 2 P.M. on the
                             day

--------------------------------------------------------------------------------
 Issued on: July 2, 1997                         Effective: August 1, 1997
--------------------------------------------------------------------------------


Original                 GENERAL TERMS AND CONDITIONS (Continued)
  Sheet
 No. 95A before nominations are due (envaluation period begins at 2 P.M. during which contingency is eliminated, determination of best bid is made, and ties are broken);

                            + evaluation period ends at 3 P.M.;

                            + match or award is communicated by 3 P.M.;

                            + match response by 4 P.M.;

                            + award posting by 5 P.M.;

                            + posting of pre-arranged deals not subject to
                              bid by 9 A.M. the day of nominations;

                            + contract tendered with contract # by 10 A.M.;
                              contract executed; nomination possible for next day gas flow. (Central Time)

                         The timeline for longer term releases (five months or more):

                            + Offers should be tendered by 1:00 P.M. four
                              Business Days before award for long-term releases;

                            + open season ends no later than 2 P.M. on the
                              day before nominations are due (open season is three Business Days)

                            + evaluation period begins at 2 P.M. during
                              which contingency is eliminated,
                              determination of best bid is made, and ties are broken;

                            + evaluation period ends at 3 P.M.;

                            + match or award is communicated by 3 P.M.;

                            + match response by 4 P.M.;

                            + award posting by 5 P.M.;

                            + posting of pre-arranged deals not subject to
                              bid by 9 A.M. the day of nominations;

                            + contract tendered with contract # by 10 A.M.;
                              contract executed; nomination possible for next day gas flow. (Central Time)

--------------------------------------------------------------------------------
 Issued on: April 2, 1997                          Effective: June 1, 1997
--------------------------------------------------------------------------------


Original                 GENERAL TERMS AND CONDITIONS (Continued)
  Sheet
 No. 95B                 (b)   Where there is no Prearranged Replacement
                         Shipper, the Release Notice shall provide the following information:

                              (i) the Releasing Shipper's legal name and DUNS number, the number of its Gas Transportation Contract, the phone number, fax number, E-mail address, and the name(s) of the person(s) entering and authorizing the release;

--------------------------------------------------------------------------------
 Issued on: April 2, 1997                          Effective: June 1, 1997
--------------------------------------------------------------------------------


Substitute                GENERAL TERMS AND CONDITIONS (Continued)
  Second
  Revised                       (ii)   the maximum and minimum quantity of
   Sheet                        firm daily capacity that the Releasing
  No. 96                        Shipper elects to release stated in
                                Dth/day; for the purposes of this provision if a Releasing Shipper which contracts for capacity in Mcf/d, wishes to release all of its capacity for a period of more than one month, it shall convert the maximum quantity of firm daily capacity to be released from Mcf to Dth by making one Mcf equal to one Dth;

                                (iii) the Receipt and Delivery Point(s) at which the Releasing Shipper will release capacity and the firm capacity to be released at such points;

                                (iv) whether the capacity will be released on a firm or recallable basis, whether the recalled capacity can be reput, and the terms under which capacity can be recalled and/or reput;

                                (v)   the requested effective date and end
                                date of the release;

                                (vi) whether the Releasing Shipper is willing to release such capacity for a shorter period of time and, if so, the minimum acceptable period of the release;

                                (vii) any minimum rate or other requirements; Releasing Shipper has the choice to specify dollars and cents or percents of the maximum tariff rate in the denomination of bids and Transporter shall support this. Once the choice is made by the Releasing Shipper, the bids should comport with the choice;

                                (viii) the date and time that bidding will cease subject to the requirements of Section 28.6(a). Any extension of the end date and time for accepting bids will require that Releasing Shipper withdraw the offer to release capacity and post a new release with the extended end date and time;

                                (ix) whether the Releasing Shipper requests
                                Transporter's assistance (other than posting information on Transporter's Electronic Bulletin Board) in marketing the released capacity and, if so, the type of service desired;

                                (x) the selection of economic criteria (from either highest rate, net revenue, or highest present value as set forth in Section 3 of the RTS Rate Schedule) for evaluating bids

--------------------------------------------------------------------------------
 Issued on: May 29, 1997                           Effective: June 1, 1997
--------------------------------------------------------------------------------


Original          GENERAL TERMS AND CONDITIONS (Continued)

  Sheet
 No. 96A that the Releasing Shipper wishes Transporter to apply;

--------------------------------------------------------------------------------
 Issued on: April 2, 1997                          Effective: June 1, 1997
--------------------------------------------------------------------------------


 First                   GENERAL TERMS AND CONDITIONS (Continued)
Revised
 Sheet                       (xi)   [RESERVED]
 No. 97
                             (xii)   the Maximum Transportation Demand
                             Rate, including any demand-type surcharges, that can be charged for the release;

                             (xiii) whether the Releasing Shipper is willing to accept contingent bids and, if so, the terms on which such bids will be evaluated;

                             (xiv) whether the Releasing Shipper will accept bids on a volumetric or one-part basis, and, if so, the minimum acceptable volumetric commitment if any;

                             (xv) the date and time the Release Notice is posted on Transporter's Electronic Bulletin Board subject to the requirements of Section 28.6(a); and

                             (xvii)   any other special conditions for the
                             release.

                        (c) If a Releasing Shipper has a Prearranged Replacement Shipper willing to acquire released capacity for less than the maximum rate Transporter is authorized to charge, the Releasing Shipper must confirm the prearranged deal electronically and the Releasing Shipper's Release Notice of such pre-arrangement shall set forth the following information:

                             (i) the Releasing Shipper's legal name and DUNS number, the number of its Gas Transportation Contract, the phone number, fax number, E-Mail address, and the name (s) of the person (s) entering and authorizing the release;

--------------------------------------------------------------------------------
 Issued on: April 2, 1997                          Effective: June 1, 1997
--------------------------------------------------------------------------------


Original                 GENERAL TERMS AND CONDITIONS (Continued)

  Sheet
 No. 97A                      (ii)   the legal name and DUNS number of the
                              Prearranged Replacement Shipper, the phone number, fax number, E-Mail address, and name(s) of the contact person for the Prearranged Replacement Shipper, and an indication of whether the Prearranged Replacement Shipper is an affiliate of the Releasing Shipper;

--------------------------------------------------------------------------------
 Issued on: April 2, 1997                          Effective: June 1, 1997
--------------------------------------------------------------------------------


 Second                  GENERAL TERMS AND CONDITIONS (Continued)
Revised
 Sheet                       (iii)   the maximum and minimum quantity of
 No. 98                      firm daily capacity which the Releasing
                             Shipper elects to release stated in Dth/d;

                             (iv) the Receipt and Delivery Point (s) at which the Releasing Shipper will release capacity and the firm capacity to be released at such points;

                             (v) whether the capacity will be released on a firm or recallable basis, whether the recalled capacity can be reput, and the terms under which the capacity can be recalled and/or reput;

                             (vi)   the requested effective date and end
                             date of the release;

                             (vii) the rate the Prearranged Replacement Shipper has agreed to pay for the released capacity. Releasing Shipper has the choice to specify dollars and cents or percents of the maximum tariff rate in the denomination of bids and Transporter shall support this. Once the choice is made by the Releasing Shipper, the bids should comport with the choice;

                             (viii) the selection of economic criteria (from either highest rate, net revenue, or highest present value as set forth is Section 3 of the RTS Rate Schedule) for evaluating bids that the Releasing Shipper wishes Transporter to apply;

                             (ix)   [RESERVED]

--------------------------------------------------------------------------------
 Issued on: April 2, 1997                          Effective: June 1, 1997
--------------------------------------------------------------------------------

Original                 GENERAL TERMS AND CONDITIONS (Continued)
  Sheet
 No. 98A                      (x)   the Maximum Transportation Demand Rate,
                              including any demand-type surcharges, that can be charged for the release;

                              (xi)   whether the Releasing Shipper is
                              willing to accept contingent bids and, if so, the terms on which such bids will be evaluated;

--------------------------------------------------------------------------------
 Issued on: April 2, 1997                          Effective: June 1, 1997
--------------------------------------------------------------------------------


 First                   GENERAL TERMS AND CONDITIONS (Continued)
Revised
 Sheet                       (xii)   whether the Releasing Shipper will
 No. 99                      accept bids on a volumetric or one-part basis,
                             and, if so, the minimum acceptable volumetric commitment if any;

                             (xiii) the date and time the Release Notice is posted on Transporter's Electronic Bulletin Board subject to the requirements of Section 28.6(a);

                             (xiv) the date and time that bidding will cease subject to the requirement of Section 28.6(a). Any extension of the end date and time for accepting bids will require that Releasing Shipper withdraw the offer to release capacity and post a new release with the extended end date and time;

                             (xv) whether the Releasing Shipper is willing to release such capacity for a shorter period of time and, if so, the minimum acceptable period of the release; and

                             (xvi)   all other relevant terms of the
                             pre-arranged release.

                        (d) Once a Releasing Shipper has provided Transporter a notice of its election to release capacity, such offer shall be binding upon Releasing Shipper until Transporter receives written or electronic notice of withdrawal. The Releasing Shipper has the right to withdraw its offer during the bid period where unanticipated circumstances justify and no minimum bid has been made. Assuming that Transporter has determined that the Release Notice contains no deficiencies, once the bidding period closes, the Releasing Notice shall constitute a binding offer to release capacity to a Successful Bidder(s) whose bid satisfies all the minimum terms specified in the Release Notice.

                   28.7 Posting of Releasing Shipper's Election to Release Capacity. All complete Release Notices submitted via Transporter's Electronic Bulletin Board or EDI pursuant to
                   Section 28.6 above shall be posted on the Electronic Bulletin Board as soon as they are submitted, unless otherwise indicated by Releasing Shipper.

--------------------------------------------------------------------------------
 Issued on: April 2, 1997                          Effective: June 1, 1997
--------------------------------------------------------------------------------


Original                 GENERAL TERMS AND CONDITIONS (Continued)
  Sheet
 No. 99A Upon Transporter's receipt of a Release Notice, Transporter shall evaluate the notice to determine whether it satisfies the terms of this Section 28 and shall promptly notify the Releasing Shipper of any such deficiencies. Release Notices shall remain on Transporter's Electronic Bulletin Board and shall be available for bid for the period specified in the timeline set forth in Section 28.6(a).

--------------------------------------------------------------------------------
 Issued on: April 2, 1997                          Effective: June 1, 1997
--------------------------------------------------------------------------------


Substitute                GENERAL TERMS AND CONDITIONS (Continued)
   First
  Revised             28.8   Bidding Procedure. Immediately upon the
   Sheet              posting of a Release Notice on Transporter's
  No. 100             Electronic Bulletin Board, Transporter shall begin
                      accepting bids for such capacity from potential
                      Replacement Shippers. All potential bidders shall be subject to the credit evaluation procedures provided in Section 3 of this Tariff. Transporter shall not accept a bid unless Transporter has verified the creditworthiness of such bidder in accordance with the provisions of Section 3, and unless bidder has executed a blanket Gas Transportation Contract for Replacement Shippers. All Shippers that wish to bid on released capacity must notify Transporter via
                      Transporter's Electronic Bulletin Board or via EDI.
                      All complete bids so submitted shall be posted on the Electronic Bulletin Board as soon as they are submitted, provided, however, that the names of bidders shall not be posted by Transporter during the bidding period. Any bids received must provide the following information:

                           (a) the bidder's legal name, the phone number, and the name of the person entering the bid;

                           (b) the Releasing Shipper's legal name, and the number of the Gas Transportation Contract under which bidder desires to acquire released capacity;

                           (c) the volume of capacity which the bidder wishes to acquire, stated in Dth/d;

                           (d) the Receipt and Delivery Points at which the bidder desires service;

                           (e)   the term of the acquisition;

                           (f) the maximum rate bidder is willing to pay for the capacity;

--------------------------------------------------------------------------------
 Issued on: May 29, 1997                           Effective: June 1, 1997
--------------------------------------------------------------------------------


 Second                  GENERAL TERMS AND CONDITIONS (Continued)
Revised
 Sheet                  (g)   whether the bidder is willing to accept less
No. 101                 than the full amount of capacity released in the
                        event that there are two or more Successful Bidders and Transporter must pro-rate the capacity in accordance with Section 28.9(c) below; and

                        (h)   any other terms that may be relevant.

                   Once a potential Replacement Shipper has submitted a bid, that bid shall be binding until Transporter receives a written notice or electronic notice of withdrawal. Once the bidding period closes, any bid posted on Transporter's Electronic Bulletin Board shall constitute a binding offer to enter into a Gas Transportation Contract for Firm Reserved Service, subject only to the Releasing Shipper's decision to accept a contingent bid. The bid shall be binding until (i) Transporter selects the Successful Bidder (s), (ii) Transporter determines that no bids satisfy the minimum terms specified in the Release Notice; or (iii) contingencies have been eliminated. Any contingency which has not been eliminated prior to 3:00 p.m. Central Time on the specified award date shall invalidate that bid. A bidder that withdraws its bid during the bidding period may submit a higher bid during the bidding period, but may not submit a lower bid.

                   28.9 Allocation of Released Capacity -- Transporter's Criteria. Unless the Releasing Shipper specifies a different criteria for evaluating bids in its Release Notice in accordance with the provisions of Section 28.6 of this Tariff, released capacity will be allocated best bid first, until all offered capacity has been awarded, on a non-discriminatory basis consistent with the following allocation principles:

                        (a) Prearranged Replacement Shipper. If, at the same time it provides its Release Notice to Transporter, the Releasing Shipper provides Transporter with notice of a prearranged agreement with a prospective Prearranged Replacement Shipper, Transporter will post notice of that arrangement on its Electronic Bulletin Board in accordance with the provisions of Section 28.7 above. Transporter will evaluate all competing bids that satisfy the minimum terms of the Release Notice using the methodology indicated by Releasing Shipper in the Release Notice to Transporter in accordance with the provisions of Section 28.6(a). If the Prearranged Replacement

--------------------------------------------------------------------------------
 Issued on: April 2, 1997                          Effective: June 1, 1997
--------------------------------------------------------------------------------


Original                 GENERAL TERMS AND CONDITIONS (Continued)
  Sheet
No. 101A Shipper's bid yields the highest rate, highest net revenue, or highest present value as specified by Releasing Shipper, up to the Maximum Transportation Demand Rate, or the highest present value if not specified by the Releasing Shipper, Transporter is authorized to charge, then Transporter shall select the Prearranged Replacement Shipper as the Successful Bidder.

                        If Transporter receives a "better offer", i.e., an offer that meets all

--------------------------------------------------------------------------------
 Issued on: April 2, 1997                          Effective: June 1, 1997
--------------------------------------------------------------------------------


 Second                  GENERAL TERMS AND CONDITIONS (Continued)
Revised
 Sheet                  other minimum terms of the Release Notice while
No. 102                 providing a higher rate, higher net revenue, or
                        higher present value as specified by Releasing Shipper or the higher present value if not specified by Releasing Shipper, up to the Maximum Transportation
                        Demand Rate Transporter is authorized to charge, Transporter shall notify the Prearranged Replacement
                        Shipper and the Prearranged Replacement Shipper may match that offer in accordance with the timeline set forth in Section 28.6(a). If the Prearranged Replacement
                        Shipper matches the better offer, then Transporter shall select the Prearranged Replacement Shipper as the Successful Bidder.

                        If the Prearranged Replacement Shipper does not match the better offer, Transporter shall select the bidder(s) that made the better offer as the Successful Bidder(s). If two or more bidders made the better offer, then the capacity will be prorated in the manner described in
                        Section 28.9(c) below.

                        (b) No Prearranged Replacement Shipper. If Transporter receives notice of a Releasing Shipper's election to release capacity, without receiving notice of a Prearranged Replacement Shipper, Transporter shall post that notice on its Electronic Bulletin Board in accordance with the provisions of Section 28.7 above. Transporter shall evaluate all bids that satisfy the minimum terms of the Release Notice (i.e., highest rate, highest net revenue, or highest present value in accordance with the provisions of Section 3 or the RTS Rate Schedule and the timeline set forth in Section 28.6(a) of the General Terms and Conditions of this Tariff). The bid which yields the highest rate, highest net revenue, or highest present value as specified by Releasing Shipper, or the highest present value if not specified by Releasing Shipper, up to Maximum Transportation Demand Rate Transporter is authorized to charge, while meeting all other minimum terms of the Release Notice, will be selected as the best bid. If two or more bidders submitted the best bid, then the capacity will be prorated in the manner described in
                        Section 28.9(c) below.

                        (c) Tie for winning bid. In the event two or more bids provide the same highest rate, highest net revenue, or highest present value as specified by Releasing Shipper, or the highest present value if not specified by Releasing Shipper and none of those successful bids states that the bidder is unwilling to accept proration of the released capacity in the event

--------------------------------------------------------------------------------
 Issued on: April 2, 1997                          Effective: June 1, 1997
--------------------------------------------------------------------------------


 Second                  GENERAL TERMS AND CONDITIONS (Continued)
Revised
 Sheet                  of a tie, the capacity released will be prorated
No. 103                 among the Successful Bidders as follows:

                             (i) If all successful bids are for the full amount of released capacity, the released capacity will be allocated pro-rata to the Successful Bidders, and

                             (ii) If any or all successful bids are for less than the full amount of released capacity, then the released capacity will be prorated based on the ratio of each Successful Bidder's requested quantity and the total quantity requested by such bids.

                        In the event that any Successful Bidder has stated in its bid that it is unwilling to accept a prorated part of the released capacity in the event of a tie, then the uncommitted capacity will be allocated to the other Successful Bidder(s) in accordance with the applicable proration procedures.

                        28.10   [RESERVED]

                        28.11 Criteria for Transporter's Tender of a Blanket Gas Transportation Contract for Replacement Shippers.

                        Transporter shall verify the creditworthiness of a potential bidder pursuant to Section 3 of this Tariff and, if such bidder is deemed creditworthy, and has not otherwise executed such contract, Transporter shall tender the Blanket Gas Transportation Contract for Firm Reserved Service with Replacement Shippers within one
                        (1) Business Day of receipt of all information required by Section 3.4.

--------------------------------------------------------------------------------
 Issued on: July 2, 1997                         Effective: August 1, 1997
--------------------------------------------------------------------------------


 Third                   GENERAL TERMS AND CONDITIONS (Continued)
Revised
 Sheet             28.12   Procedure upon Selection of Successful
No. 104            Bidder(s). In accordance with the timeline set forth in
                   Section 28.6(a), Transporter shall (i) notify the Releasing
                   Shipper of the Successful Bidder(s); (ii) post all awards, including the name of the Successful Bidder(s), on its Electronic Bulletin Board; and (iii) post on its EBB a CROR.
                   Such CRORs shall be activated and available for nomination in accordance with the timeline set forth in Section 28.6(a).

                   28.13 Offers to Assume or Acquire Capacity. Any Shipper that wishes to assume or acquire capacity on Transporter's system may request Transporter to post a notice of its offer to acquire capacity on Transporter's Electronic Bulletin Board. The offering Shipper shall provide Transporter with the following information about its offer to purchase capacity:

                        (a)   the offering Shipper's legal name;

                        (b) the amount of firm daily capacity sought stated in Dth/d;

--------------------------------------------------------------------------------
 Issued on: July 2, 1997                         Effective: August 1, 1997
--------------------------------------------------------------------------------


 Second                  GENERAL TERMS AND CONDITIONS (Continued)
Revised
 Sheet                  (c)   the Receipt and Delivery Point(s) desired;
No. 105
                        (d) the proposed effective date and term of the proposed capacity release transaction;

                        (e)   the maximum rate acceptable;

                        (f) the length of time the Notice should remain on Transporter's Electronic Bulletin Board; and

                        (g)   any other relevant terms.

                   Within one (1) Business Day, Transporter shall determine whether the offer to acquire capacity is consistent with the terms of this Tariff and Transporter's Gas Transportation Contracts, and, if there are no deficiencies, shall post notice of the offer to acquire capacity on its Electronic Bulletin Board for the length of time specified by the offering Shipper, up to a maximum of eight (8) weeks. If this notice results in an agreement to assign capacity, the provisions of this Section 28 relating to capacity releases to Prearranged Replacement Shippers shall apply.

                   28.14   Rates.

                        (a) The rate charged for any released firm capacity shall be the rate set forth on Schedule 1 and 2 of the Gas Transportation Contract for Firm Reserved Service entered into between Transporter and the Replacement Shipper, but in no event more than the sum of Transporter's currently effective Maximum Transportation Demand Charge and Transportation Commodity Charge under the applicable RTS Rate Schedule plus any fees and/or charges that would have been paid by Releasing Shipper pursuant to Section 4.3 of the RTS Rate Schedule. If a Releasing Shipper is paying a Negotiated Rate or a rate under a Negotiated Rate Formula pursuant to Section 32 of these General Terms and Conditions, the rate charged a Replacement Shipper may not exceed the applicable Recourse Rate plus any fee and/or charges that would have been paid by Releasing Shipper pursuant to the provisions of Section 32 of the General

                        Terms and Conditions of this tariff and the terms of the Gas Transportation Contract between Releasing Shipper and Transporter. The Replacement Shipper will not be charged for any marketing fee assessed in relation to the released capacity. Unless Transporter agrees in

--------------------------------------------------------------------------------
 Issued on: October 17, 1997                  Effective: November 16, 1997
--------------------------------------------------------------------------------


 Third                   GENERAL TERMS AND CONDITIONS (Continued)
Revised
 Sheet                  writing otherwise, the Releasing Shipper shall
No. 106                 remain liable for the maximum Transportation Demand
                        Charge(s) (or its volumetric equivalent), any other fixed charges associated with the released capacity and any late charges resulting from the Replacement
                        Shipper's failure to pay Replacement Demand Charges(s).

                        (b) Bidders may bid for released capacity by submitting bids up to the Maximum Transportation Demand Rate under the applicable RTS Rate Schedule plus any fees and/or charges that would have been paid by Releasing Shipper pursuant to Section 4.3 of the RTS Rate Schedule, or the volumetric equivalent of such maximum rate. If the Releasing Shipper is paying a Negotiated Rate or a rate under a Negotiated Rate Formula pursuant to Section 32 of these General Terms and Conditions, a bidder may not bid a rate that exceeds the applicable Recourse Rate plus any fees and/or charges that would have been paid by Releasing Shipper pursuant to the provisions of
                        Section 32 of the General Terms and Conditions of this tariff and the terms of the Gas Transportation Contract between Releasing Shipper and Transporter. For less than maximum rate transactions only, converting daily rate to monthly rate is accomplished by multiplying the daily rate times the number of days in the rate period, dividing the result by the number of months in the rate period, and taking the remainder out to 5 decimal places and rounding up or down to 4 decimal places. Converting a monthly rate to a daily rate is accomplished by multiplying the monthly rate by the number of months in the rate period, dividing the result by the number of days in the rate period and taking the remainder out to 5 decimal places and rounding up or down to 4 decimal places.

                   28.15   Fees.

                        (a) Marketing Fee. When a Releasing Shipper reaches an agreement with Transporter to actively market its released capacity (beyond simply posting release information on Transporter's Electronic Bulletin Board), the Releasing Shipper shall pay the fee for such service negotiated by Transporter and Releasing Shipper.

                        (b) The Releasing Shipper will be responsible for any filing fee(s), as defined in Section 18.4 of this Tariff, that is necessitated by its capacity release transaction.

--------------------------------------------------------------------------------
 Issued on: October 17, 1997                  Effective: November 16, 1997
--------------------------------------------------------------------------------


  First                  GENERAL TERMS AND CONDITIONS (Continued)
 Revised
  Sheet             28.16   Billing Replacement Shipper.
No. 106A            Transporter shall directly bill the Replacement Shipper
                    for the released capacity it has acquired and for any other applicable charges in accordance with this Section 28. The
                    Replacement Shipper shall pay the billed amounts directly to Transporter in accordance with Section 14 of the General
                    Terms and Conditions of Transporter's currently effective
                    FERC Gas Tariff.

                    28.17 Releasing Shipper's Credit for Replacement Demand Charges Billed to a Replacement Shipper for Released Capacity. When Transporter bills a Replacement Shipper for capacity released to it from a Releasing Shipper, Transporter shall simultaneously credit that Releasing Shipper for the full amount of the Replacement Demand Charge (or its volumetric equivalent as determined pursuant to Section 28.14 of the General Terms and Conditions) billed to

--------------------------------------------------------------------------------
 Issued on: October 17, 1997                  Effective: November 16, 1997
--------------------------------------------------------------------------------


 Second                  GENERAL TERMS AND CONDITIONS (Continued)
Revised
 Sheet
No. 107 the Replacement Shipper in connection with the release transaction. A Releasing Shipper paying Transporter a discounted Transportation Demand Charge is entitled to receive a credit equal to the full amount of the Replacement Demand Charge (or its volumetric equivalent as determined pursuant to Section 28.14 of the General Terms and Conditions) billed to the Replacement Shipper even if that charge exceeds Releasing Shipper's discounted Transportation Demand Charge. This credit will be reduced by the amount of any applicable marketing or other fees described in Section
                    28.15 to the extent such fees have not already been paid.

                    28.18 Obligations of Releasing Shipper. Where capacity has been released for the entire remaining term of a Releasing Shipper's Gas Transportation Contract, the Releasing Shipper may request Transporter to amend its Gas Transportation Contract to reflect that release of capacity. Unless Transporter agrees in writing to such an amendment, which may be conditioned on exit fees or other terms and conditions, the Releasing Shipper shall remain bound by and liable for payment of the Transportation Demand Charge(s) applicable to the released capacity. In the event that the Replacement Shipper(s) fails to pay any or all of the amount of its Replacement Demand Charge(s) in a timely manner, all the terms of Section 14.3 of this Tariff with regard to non-payment shall apply. In no event, shall any remedy under Section 14.3 relieve the Releasing Shipper from its obligations under its Gas Transportation Contract for Firm Reserved Service or this Tariff. In no event shall the fact that Transporter has followed the credit evaluation procedures provided in Section 3 of this Tariff release the Releasing Shipper from its obligations to pay the Transportation Demand Charge(s) applicable to the released capacity.

                    28.19 Priority of Released Capacity. Capacity released under the terms of this Section 28 shall have the same priority as the capacity held by the Releasing Shipper under its original Gas Transportation Contract, which shall include the right to alternative Receipt and Delivery Points set forth in Section 7 of this Tariff.

--------------------------------------------------------------------------------
 Issued on: October 17, 1997                  Effective: November 16, 1997
--------------------------------------------------------------------------------


Substitute                GENERAL TERMS AND CONDITIONS (Continued)
  Second
  Revised             28.20   Segmented Capacity Releases.   The right to
   Sheet              Alternate Receipt and Delivery Points shall be
 No. 107A             limited with respect to a Releasing Shipper that
                      releases, and a Replacement Shipper that acquires, all or a portion of such Releasing Shipper's firm capacity along a path (or segment) on Transporter's pipeline system that represents less than the entire path between the Primary Receipt Point(s) and Primary
                      Delivery Point(s) as set forth in Schedules 1 and 2, respectively, appended to the Releasing Shipper's Gas
                      Transportation Contract for Firm Reserved Service. A
                      Releasing Shipper that releases such segmented capacity shall not be entitled to nominate quantities corresponding to the retained segmented capacity at:
                      (a) the Receipt and Delivery Points to which the released segmented capacity relates; (b) any Receipt or Delivery Points to which the released segmented capacity relates; (c) at any Receipt Point located upstream of the Primary Receipt Point, if the released segmented capacity relates to such Primary

                      Receipt Point; and (d) at any Delivery Point located downstream of the Primary Delivery Point if the released segmented capacity relates to such Primary Delivery Point. A Replacement Shipper that acquires such segmented capacity shall not be entitled to nominate quantities corresponding to the released segmented capacity at: (a) the Receipt and Delivery Points to which the retained segmented capacity relates; and (b) any Receipt or Delivery Points located on Transporter's system between the Receipt and Delivery Points to which the retained segmented capacity relates.

                      28.21 Recall and Reput of Capacity. If a Releasing Shipper provided notice that the released capacity is recallable and/or reputable pursuant to Section 28.6, and if the Releasing Shipper wishes to exercise this right, then the Releasing Shipper shall provide notice to Transporter and the Replacement Shipper prior to 8:00 a.m. Central Time on the nomination day. There should be no partial day recalls of capacity. Transporter shall support the function of reputting by Releasing Shippers.

--------------------------------------------------------------------------------
 Issued on: November 17, 1997                 Effective: November 16, 1997
--------------------------------------------------------------------------------


Original                 GENERAL TERMS AND CONDITIONS (Continued)
  Sheet
 No. 108            29.   PREGRANTED ABANDONMENT & THE RIGHT OF FIRST
                    REFUSAL

                         29.1 Purpose. This Section 29 sets forth the specific terms and conditions applicable to Transporters pregranted abandonment authority, the termination of Transporters obligations under certain Gas Transportation Contracts and Shippers right of first refusal as provided by Order Nos. 636 and 636-A.

                         29.2 Applicability. This Section 29 applies to Gas Transportation Contracts executed between Transporter and any Shipper pursuant to Part 284, 18 C.F.R. Part 284, open access ITS or RTS Rate Schedules, where the Gas Transportation Contract either terminates by its terms or is terminated by Transporter pursuant to the terms of the Gas Transportation Contract.

                         29.3 Definitions. For purposes of this Section 29, the following definitions will apply:

                              (a) Short-Term Gas Transportation Contract for Firm Reserved Service. The term Short-Term Gas Transportation Contract for

                              Firm Reserved Service shall mean any Gas
                              Transportation Contract for Firm Reserved Service having a primary term of less than one year.

                              (b) Long-Term Gas Transportation Contract for Firm Reserved Service. The term Long-Term Gas Transportation Contract for Firm Reserved Service shall mean any Gas Transportation Contract for Firm Reserved Service having a primary term of one year or more.

                              (c) Existing Shipper. The term Existing Shipper shall mean the Shipper for which Transporter provides service under any executed Gas Transportation Contract subject to this Section 29 and which either pre-qualifies for creditworthiness under Section 3 of these General Terms and Conditions or satisfies the provisions of Transporters FERC Gas Tariff applicable to the credit evaluations set forth in Section 3 of these General Terms and Conditions.

--------------------------------------------------------------------------------
 Issued on: March 22, 1993                    Effective: September 1, 1993
--------------------------------------------------------------------------------


 First                   GENERAL TERMS AND CONDITIONS (Continued)
Revised
 Sheet
No. 109

                              (d) Offering Shipper. The term Offering Shipper shall mean any Shipper that submits a bid pursuant to Section 29.6 (d) for all or a portion of the capacity to be made available upon termination of a Long-Term Gas Transportation Contract for Firm Reserved Service pursuant to this Section 29.

                              (e) Notice of Election. The term Notice of
                              Election shall mean the notice that an Existing Shipper provides Transporter, as prescribed in
                              Section 29.6 (b), that the Existing shipper intends to exercise its right of first refusal upon termination of its Long-Term Gas Transportation Contract for Firm Reserved Service.

                              (f) Bid Notification. The term Bid Notification shall mean the notification of a bid that an Offering Shipper submits to Transporter, as prescribed in Section 29.6 (d), for all or a portion of the capacity available as a result of termination of a Long-Term Gas Transportation Contract for Firm Reserved Service.

                              (g) Best Bid. The term Best Bid shall mean the bid that Transporter determines, on a nondiscriminatory, objective basis, is the best bid, as prescribed in Section 29.6(h), that Offering Shippers have offered for capacity available under the terminating Long-Term Gas Transportation Contract for Firm Reserved Service. If a bid is received for a Negotiated Rate or Negotiated Rate Formula pursuant to Section 32 of these General Terms and Conditions, the value of the bid shall be determined in accordance with the provisions of Section 32 of the General Terms and Conditions and shall in no event exceed the Recourse Rate.

                              (h) Competing Offer. The term Competing Offer shall mean the Best Bid that Transporter accepts and presents to an Existing Shipper for the Existing Shipper to match under the Bid Matching Procedures prescribed in Section 29.6(j).

                         29.4 Pregranted Abandonment of Short-Term Gas Transportation Contracts for Firm Reserved Service and Gas Transportation Contracts for Interruptible Service. Upon the expiration of the contractual term of a Short-Term Gas Transportation Contract for Firm Reserved Service or any Gas Transportation Contract for Interruptible Service, Transporter has pregranted authority to abandon service under the Contract and Transporter shall have no further obligation to render service under the Contract pursuant to Section 7(b) of the

--------------------------------------------------------------------------------
 Issued on: October 17, 1997                  Effective: November 16, 1997
--------------------------------------------------------------------------------


 First                          GENERAL TERMS AND CONDITIONS (Continued)
Revised
 Sheet
No. 110 Natural Gas Act and Section 284.221(d) of the Commissions Regulations, unless otherwise provided in the Short-Term Gas Transportation Contract for Firm Reserved Service or the Gas Transportation Contract for Interruptible Service.

                         29.5 Pregranted Abandonment of Long-Term Gas
                         Transportation Contract for Firm Reserved Service. Upon the expiration of the contractual term of a Long-Term Gas Transportation Contract for Firm Reserved Service, Transporter has pregranted authority to abandon that service and Transporter shall have no further obligation to render service under the Long-Term Gas Transportation Contract for Firm Reserved Service pursuant to Section 7(b) of the Natural Gas Act and
                         Section 284.221 (d) of the Commissions Regulations, unless (I) otherwise provided in the Long-Term Gas Transportation Contract for Firm Reserved Service; or
                         (ii) the Existing Shipper elects to exercise its right of first refusal as prescribed in Section 29.6 below.

                         29.6 Right of First Refusal.

                              (a) Existing Shippers Right of First Refusal. Upon expiration of a Long-Term Gas Transportation Contract for Firm Reserved Service, the Existing Shipper will have a right of first refusal as prescribed in this Section 29.6. The Existing Shipper may elect to retain all or a portion of the capacity to its Right of First Refusal. If the Existing Shipper elects to retain only a portion of the available capacity, Transporter has pregranted authority to abandon the remaining service and Transporter shall have no further obligation to render that remaining service under the Long-Term Gas Transportation Contract for Firm Reserved Service pursuant to Section 7(b) of the Natural Gas Act and Section 284.221(d) of the Commissions Regulations. Upon receipt of a Notice of Election from an Existing Shipper, Transporter will post information relevant to the notice, as provided in Section 29.6(c) below. To the extent the Existing Shipper either satisfies the Bid Matching Procedures of Section 29.6(j) or reaches mutual agreement with Transporter pursuant to
                              Section 29.6(k), Transporter will continue service to the Existing Shipper upon execution of a Gas

--------------------------------------------------------------------------------
 Issued on: October 17, 1997                  Effective: November 16, 1997
--------------------------------------------------------------------------------


Substitute                GENERAL TERMS AND CONDITIONS (Continued)
 Original
   Sheet
  No. 111

                              Transportation Contract containing the agreed-upon terms. To the extent the Existing Shipper fails to satisfy the Bid Matching Procedures of Section 29.6(k), or the extent Transportation and the Existing Shipper fail to reach mutual agreement, Transporter has pregranted authority to abandon the Existing Shippers service and Transporter shall have no further obligation to render service under the Existing Shippers Long-Term Gas Transportation Contract for Firm Reserved Service pursuant to Section 7(b) of the Natural Gas Act and Section 284.221(d) of the Commissions Regulations as of the date of termination of the Existing Shippers Long-Term Gas Transportation Contract for Firm Reserved Service.

                              (b) Existing Shippers Notice of Election to
                              Exercise its Right of First Refusal. Any Existing Shipper that elects to exercise its Right of First Refusal upon termination of a Long-Term Gas Transportation Contract for Firm

                              Reserved Service shall provide Transporter with a Notice of Election in writing or via Transporters Electronic Bulletin Board not later than (i) the date set forth in the Gas Transportation Contract for Firm Reserved Service, or (ii) if no such date is specified, the following date: (a) for Gas Transportation Contracts of five (5) years or more, thirty (30) months prior to the expiration of the term of the Gas Transportation Contract; provided, however, that Transporter shall give the Existing Shipper sixty (60) days notice of such date; (b) for Gas Transportation Contracts of thirty (30) months or more, but less than five (5) years, eighteen (18) months prior to the expiration of the term of the Gas Transportation Contract; provided, however, that Transporter shall give the Existing Shipper forty-five (45) days notice of such date; or (c) for Gas Transportation Contracts of more than one (1) year, but less than thirty (30) months, twelve
                              (12) months prior to the expiration of the term of the Gas Transportation Contract; provided, however, that Transporter shall give the Existing Shipper thirty (30) days notice of such date. For each day that Transporter is late in giving notice, the Existing Shippers Notice of Election date shall be delayed by a corresponding number of days. If Transporter elects to terminate a Long-Term Gas Transportation Contract for Firm Reserved Service pursuant to the terms of the Contract, Transporter shall provide the Existing Shipper notice of termination in writing or via Transporters Electronic

--------------------------------------------------------------------------------
 Issued on: July 19, 1993                     Effective: September 1, 1993
--------------------------------------------------------------------------------


Original                 GENERAL TERMS AND CONDITIONS (Continued)
  Sheet
No. 111A Bulletin Board not later than (i) the date set forth for notice in the Long-Term Gas Transportation Contract for Firm Reserved Service, or (ii) if no such date is specified, the following date; (a) for Gas Transportation Contracts of five (5) years or more, thirty (30) months prior to the expiration of the term of the Contract; (b) for Gas Transportation Contracts of thirty (30) months or more, but less than five (5) years, eighteen (18) months prior to the expiration of the term of the Contract; or (c) for Gas Transportation Contracts of more than one (1) year, but less than thirty (30) months, twelve
                              (12) months prior to the expiration of the term of the Contract. Any Existing Shipper that elects to exercise its Right of First Refusal with respect to such a Gas Transportation Contract shall provide Transporter with a Notice of Election in writing or via Transporters Electronic Bulletin Board by the following date: (i) within sixty (60) days of receiving Transporters notice of termination for Gas Transportation Contracts of five (5) years or more; (ii) within forty-five
                              (45) days of receiving Transporters notice of termination for Gas Transportation Contracts of thirty (30) or more months, but less than five (5) years; or (iii) within thirty (30) days of receiving Transporters notice of termination for Gas Transportation Contracts of more than one (1) year, but less than thirty (30) months.

--------------------------------------------------------------------------------
 Issued on: July 19, 1993                     Effective: September 1, 1993
--------------------------------------------------------------------------------


 First                   GENERAL TERMS AND CONDITIONS (Continued)
Revised
 Sheet
No. 112 (c) Posting of Existing Shipper's Notice of Election. Within two (2) days of receiving a Notice of Election, Transporter will post on its Electronic Bulletin Board the following information regarding the capacity subject to the Notice of Election:

                                  (i) the capacity available under the
                                  terminating Gas Transportation Contract, stated in Dth/d;

                                  (ii) the Receipt and Delivery Point(s) at which capacity is available and the firm capacity available at those point(s);

                                  (iii) the date the capacity will be available upon termination of the Gas Transportation Contract;

                                  (iv) the maximum rate applicable to each Receipt and Delivery Point for transportation service under the terminating Gas Transportation Contract; and

                                  (v) any other terms that may be relevant.

                              (d) Open Season. Immediately upon posting the information relevant to an Existing Shipper's Notice of Election, Transporter will hold an open season for a period of not less than five (5) days. During the open season, Offering Shipper(s) may submit a Bid Notification to Transporter in writing or via Transporter's Electronic Bulletin Board.

                              (e) Posting of Offering Shipper's Bid
                              Notification. To constitute a valid bid, the Offering Shipper must either currently pre-qualify for creditworthiness under Section 3 of these General Terms and Conditions or satisfy the provisions of Transporter's FERC Gas Tariff applicable to requests for firm gas transportation service and credit evaluations set forth in
                              Section 3 of these General Terms and Conditions. Within one (1) Business Day of Transporter's receipt of a Bid Notification, Transporter will evaluate the Bid Notification to determine whether it satisfies the terms of this Section 29 and will notify the Offering Shipper of any deficiencies. If no deficiencies exist, Transporter will

--------------------------------------------------------------------------------
 Issued on: April 2, 1997                          Effective: June 1, 1997
--------------------------------------------------------------------------------


 First                   GENERAL TERMS AND CONDITIONS (Continued)
Revised
 Sheet
No. 113

                              post all information relevant to the Bid
                              Notification on Transporter's Electronic Bulletin Board with all other Bid Notifications at the end of the open season. Once Transporter posts the Offering Shipper's Bid Notification the bid will be an offer to enter into a Gas Transportation Contract that remains open and on Transporter's Electronic Bulletin Board until (i) Transporter accepts a bid; (ii) Transporter rejects all bids; or (iii) the Offering Shipper withdraws its Bid Notification in writing or via Transporter's Electronic Bulletin Board, whichever occurs first. Under no circumstances will a Bid Notification bind any party until all appropriate Gas Transportation Contracts have been executed in accordance with the terms and conditions of Transporter's FERC Gas Tariff.

                              (f) Offering Shipper's Bid Notification. The
                              Offering Shipper's Bid Notification shall include:

                                  (i) the Offering Shipper's legal name and the number of the terminating Gas Transportation Contract;

                                  (ii) the capacity for which the Offering
                                  Shipper seeks transportation service, stated in Dth/d;

                                  (iii) the Receipt and Delivery Points;

                                  (iv) the proposed commencement and termination dates for the service to be provided;

                                  (v) the maximum rate the Offering Shipper is willing to pay for the transportation service; and

                                  (vi) any other terms that may be relevant.

                              (g) Offering Shipper's Bid Notification Deposit. The Offering Shipper shall tender a check made out to Transporter as a Bid Notification deposit in the amount of $10,000 within ten (10) days of posting of its Bid Notification. Transporter will return the Offering Shipper's deposit if (i) Transporter rejects the Offering Shipper's bid;
                              (ii) the Offering Shipper fails to meet all of Transporter's FERC Gas Tariff provisions governing

--------------------------------------------------------------------------------
 Issued on: April 2, 1997                          Effective: June 1, 1997
--------------------------------------------------------------------------------


 First                   GENERAL TERMS AND CONDITIONS (Continued)
Revised
 Sheet
No. 114 Shippers eligibility; or (iii) pursuant to its Right of First Refusal, the Existing Shipper matches the Offering Shippers bid, whichever occurs first. Transporter will refund the entire deposit within ten (10) days of the event triggering the obligation to return. If Transporter executes a Gas Transportation Contract pursuant to agreed-upon terms with the Offering Shipper, Transporter shall credit the amount of the deposit to Shippers invoice for the first month of the requested transportation service. If, however, the Offering Shipper (i) withdraws the Bid Notification before the bid is rejected or before the Existing Shipper matches the bid, or
                              (ii) fails to execute a Gas Transportation Contact as provided in Section 29.6 (l), Transporter will retain the deposit as liquidated damages.

                              (h) Transporters Review of Offering Shippers Bids. Transporter will evaluate all bids in accordance with the procedures set forth in Sections 3.2 and
                              3.3 of Rate Schedule RTS.

                              (i) [Reserved]

                              (j) Bid Matching Procedure. If Transporter accepts a Best Bid as a Competing Offer for purposes of this Bid Matching Procedure, Transporter will inform the Existing Shipper of the terms of the Competing Offer. Transporter will only present Competing Offers that Transporter received in writing or via its Electronic Bulletin Board and has substantially accepted in principle in an arms-length transaction. Within thirty (30) days of receiving the terms of the Competing Offer, the Existing Shipper must notify Transporter whether Shipper agrees to match the Competing Offer. Failure to notify Transporter within the thirty
                              (30) day period shall constitute an irrevocable waiver of the Existing Shippers right of first refusal with respect

--------------------------------------------------------------------------------
 Issued on: October 31, 1995                   Effective: December 1, 1995
--------------------------------------------------------------------------------


 First                   GENERAL TERMS AND CONDITIONS (Continued)
Revised
 Sheet
No. 115 to the Competing Offer. To match the Competing Offer, the Existing Shipper must match the highest present value of the first five (5) years of the Competing Offer. If the Existing Shipper agrees to match the Competing Offer, Transporter will provide transportation service to the Existing Shipper upon execution of a Gas Transportation Contract containing the terms agreed-upon in the matched offer. If the Existing Shipper elects not to match the Competing Offer, Transporter has pregranted authority to abandon that service and Transporter shall have no further obligation to render service under the Existing Shippers Gas Transportation Contract pursuant to Section 7(b) of the Natural Gas Act and Section 284.221(d) of the Commissions Regulations, and Transporter will provide transportation service to the Shipper that offered the Competing Offer upon execution of a Gas Transportation Contract containing the terms agreed-upon in the Competing Offer. Transporter will post the terms of the accepted offer on its Electronic Bulletin Board.

                              (k) Negotiation Procedures Between Transporter and Existing Shipper. If no Shipper offers a competing bid or Transporter rejects all bids received, Transporter and the Existing Shipper may negotiate and mutually agree to terms and conditions applicable to a new Gas Transportation Contract for Firm Reserved Service. If Transporter and the Existing Shipper have not reached agreement on the terms and conditions for a new Gas Transportation Contract for Firm Reserved Service upon termination of the existing Long-Term Gas Transportation Contract for Firm Reserved Service, Transporter must continue to provide service to the Existing Shipper only if that Shipper agrees to pay the maximum rate permitted under Transporter FERC Gas Tariff for a term that the Existing Shipper elects; provided, however, the Existing Shipper must elect the length of the extended term sixty

                              (60) days prior to termination of the extended term. If the Existing Shipper refuses to pay the maximum authorized rate, Transporter has pregranted authority to abandon service and Transporter shall have no further obligation to render service under the Existing Shippers Gas Transportation Contract pursuant to Section 7(b) of the

--------------------------------------------------------------------------------
 Issued on: August 6, 1997                    Effective: September 5, 1997
--------------------------------------------------------------------------------


 First                   GENERAL TERMS AND CONDITIONS (Continued)
Revised
 Sheet                        Natural Gas Act and Section 284.221 (d) of the
No. 116                       Commissions Regulations as of the date of
                              termination of the existing Long-Term Gas
                              Transportation Contract for Firm Reserved Service.

                              (1) Failure to Execute a Gas Transportation
                              Contract. If the Offering Shipper fails to execute a Gas Transportation Contract according to the agreed-upon terms thirty (30) days from the date the Contract is tendered to the Offering Shipper, Transporter will continue to provide the Existing Shipper service at the Existing Shippers Gas Transportation Contract rate and Transporter will hold a second open season as prescribed in Section 29.6(d). The Bid Notification and Bid Matching Procedures will be repeated. If the Existing Shipper fails to execute a Gas Transportation Contract according to the agreed-upon terms thirty
                              (30) days from the date the Contract is tendered to the Existing Shipper, Transporter will initiate procedures for offering available capacity as prescribed in Section 3 of the RTS and ITS Rate Schedules.

              30.   ELECTRONIC BULLETIN BOARD

                   30.1 Applicability. Transporters Electronic Bulletin Board will provide all Shippers equal and timely access to information relevant to the availability of firm and interruptible transportation and park and loan service. The Electronic Bulletin Board will be available on a nondiscriminatory basis to any party (User) that has compatible equipment for electronic transmission of data, provided that User has been assigned a user identification (USERID) and password and agrees to comply with the procedures for access to the Electronic Bulletin Board and with the procedures for use of the system set forth in this
                   Section 30. Any party may contact Transporter to obtain a USERID and information regarding procedures for access.

                   30.2 System Description. Transporters Electronic

                   Bulletin Board is PC based and TTY Compatible. The Electronic Bulletin Board provides on-line help; a search function that permits a User to locate all information concerning a specific transaction; menus that permit a User to access separately each record in the transportation log; notices of available capacity; offers by Shippers to assume or acquire capacity pursuant to

--------------------------------------------------------------------------------
 Issued on: November 30, 1995                   Effective: January 1, 1996
--------------------------------------------------------------------------------


 Second                  GENERAL TERMS AND CONDITIONS (Continued)
Revised
 Sheet             Section 28.13; and Order No. 497 standards of conduct
No. 117            information. Users may electronically download files and
                   split extremely large documents into smaller files prior to that download. Transporter will periodically purge completed transactions from its Electronic Bulletin Board files.
                   Information on the most recent entries will appear before older information.

                   30.3 Back-up Records and Archived Material. Transporter maintains and retains daily back-up records of the information displayed on the Electronic Bulletin Board for three years and permits a User to review those records, which are archived and reasonably accessible. A User must contact Transporter with a written request to retrieve back-up records or archived material. Transporter will make archived information available on electronic form for a $100.00 fee.

                   30.4 User Transactions Via Transporters Electronic Bulletin Board. Any User may use Transporter Electronic Bulletin Board to:

                        (a) Provide nominations pursuant to these General Terms and Conditions;

                        (b) Execute its Right of First Refusal as an Existing Shipper pursuant to Section 29 of these General Terms and Conditions or submit a bid as an Offering Shipper under that section; and

                        (c) Participate in Transporters Capacity Release Program pursuant to Section 28 of these General Terms and Conditions.

                   30.5   Information Accessible Via Transporters
                   Electronic Bulletin Board. Any User may obtain the following information via Transporters Electronic Bulletin Board:

                        (a)   Information concerning:

                             (i) The availability of capacity for Firm and Interruptible Transportation at Receipt Points, on the mainline and at Delivery Points, and of capacity for Park and Loan Service at Parking and Loan Points;

                             (ii) Whether the capacity is available from Transporter directly, in association with exercise of a Shippers Right of First Refusal, or through Transporters Capacity Release Program;

--------------------------------------------------------------------------------
 Issued on: November 30, 1995                   Effective: January 1, 1996
--------------------------------------------------------------------------------


Seventh                  GENERAL TERMS AND CONDITIONS (Continued)
Revised
 Sheet                       (iii) Offers by Shippers to assume or acquire
No. 118                      capacity pursuant to Section 28.13;

                             (iv) Offers of discount rates to marketing affiliates of Transporter and procedures for similarly-situated non-affiliates to obtain comparable discounts;

                             (v) Notice of Shippers' monthly Measurement
                              Variance Gas Factor;

                             (vi) Notice of termination of an Operational
                              Balancing Agreement;

                             (vii) Notices of planned routine repair, maintenance and other construction or testing procedures, as provided in Section 20 of these General Terms and Conditions;

                             (viii) Notice of Advisories under Rate
                             Schedule PAL;

                             (ix) Currently effective systemwide
                             Injection/Withdrawal and Daily Balance Rates;

                             (x) Quantities available under the cashout mechanism specified in Rate Schedule PAL;

                             (xi) Monthly New York City Gate prices as published in Natural Gas Week; and

                             (xii) An Index of Shippers provided in
                             accordance with 18 C.F.R. 284.106 and 284/223.

                        (b) A listing of Receipt Points on Transporter's system including the following information:

                             (i) Designation of Receipt Point;

                             (ii) Location of Receipt Points;

--------------------------------------------------------------------------------
 Issued on: October 17, 1997                  Effective: November 16, 1997
--------------------------------------------------------------------------------


 Second                  GENERAL TERMS AND CONDITIONS (Continued)
Revised
 Sheet                       (iii)   Operator name and phone number;
No. 119
                             and

                             (iv)   Total firm capacity subscribed at the
                             Receipt Point.

                        (c) A listing of Delivery Points on Transporters system including the following information:

                             (i)    Designation of Delivery Point;

                             (ii)   Location of Delivery Point;

                             (iii)  Operator name and phone number;

                             and

                             (iv)   Total firm capacity subscribed at the
                                    Delivery Point;

                        (d) Transporters currently effective FERC Gas Tariffs General Terms and Conditions.

                        (e) The following information for each transportation contract between Transporter and any marketing affiliate of Transporter executed during the previous three years:

                             (i)   the name of the shipper;

                             (ii)  its affiliation with Transporter;

                             (iii) the contract number; and

                             (iv) the date on which such shipper requested service pursuant to this tariff.

                   30.6 Any provisions of this FERC Gas Tariff requiring that matters be written or in writing are satisfied by either Shippers or Transporters use of electronic transmission through the Electronic Bulletin Board in accordance with the procedures for using the system. All other provisions not included in the Tariff pertaining to gas transportation requiring items on information to be written or in writing remain unchanged.

--------------------------------------------------------------------------------
 Issued on: November 30, 1995                   Effective: January 1, 1996
--------------------------------------------------------------------------------


 Eighth                  GENERAL TERMS AND CONDITIONS (Continued)
Revised
 Sheet        31.   COMPLIANCE WITH GISB STANDARDS.
No. 120
              Transporter has adopted all of the Business Practices and Electronic Communications Standards which are required by the Commission in 18 CFR Section 284.10 (b) in accordance with Order
              No. 587, et al. In addition to those GISB standards elsewhere referred to in the tariff, Transporter is incorporating herein the following GISB standards, definitions, and data sets, Version 1.3 by reference:

              1.2.2, 1.2.5, 1.2.8, 1.2.9, 1.2.10, 1.2.11, 1.3.2(vi), 1.3.19,
              1.3.20, 1.3.21, 1.3.23, 1.3.24, 1.3.25 1.3.27, 1.3.32, 1.3.34,
              1.3.35, 1.3.36, 1.3.42, 1.3.43, 1.4.1, 1.4.2, 1.4.3, 1.4.4, 1.4.5,
              1.4.6, 1.4.7, 2.3.9, 2.3.10, 2.3.11, 2.3.12, 2.3.13, 2.3.16,
              2.3.17, 2.3.18, 2.3.19, 2.3.20, 2.3.21, 2.3.22, 2.3.23, 2.3.24,
              2.3.25, 2.3.27, 2.4.1, 2.4.2, 2.4.3, 2.4.4, 2.4.5, 2.4.6, 3.3.1,
              3.3.2, 3.3.3, 3.3.4, 3.3.5, 3.3.6, 3.3.7, 3.3.8, 3.3.9, 3.3.10,
              3.3.11, 3.3.12, 3.3.13, 3.3.16, 3.3.17, 3.3.18, 3.3.19, 3.3.20,
              3.3.21, 3.3.22, 3.4.1, 3.4.2, 3.4.3, 3.4.4, 4.2.1, 4.2.2, 4.2.3,
              4.2.4, 4.2.5, 4.2.6, 4.2.7, 4.2.8, 4.3.1, 4.3.2, 4.3.3, 4.3.6,
              4.3.7, 4.3.8, 4.3.9, 4.3.10, 4.3.11, 4.3.12, 4.3.13, 4.3.14,
              4.3.15, 4.3.16, 4.3.17, 4.3.18, 4.3.19, 4.3.20, 4.3.21, 4.3.22,
              4.3.23, 4.3.24, 4.3.25, 4.3.26, 4.3.27, 4.3.28, 4.3.29, 4.3.30,
              4.3.31, 4.3.32, 4.3.33, 4.3.34, 4.3.35, 5.2.1, 5.3.8, 5.3.11,
              5.3.17, 5.3.18, 5.3.20, 5.3.21, 5.3.23, 5.3.30, 5.4.1, 5.4.2,
              5.4.3, 5.4.4, 5.4.5, 5.4.6, 5.4.7, 5.4.8, 5.4.9, 5.4.10, 5.4.11,
              5.4.12, 5.4.13, 5.4.14, 5.4.15, 5.4.16, 5.4.17

              If there is a conflict between any of these GISB standards and other portions of this FERC Gas Tariff, the GISB standards will control.

--------------------------------------------------------------------------------
 Issued on: August 4, 1999                       Effective: August 1, 1999
--------------------------------------------------------------------------------


Substitute                GENERAL TERMS AND CONDITIONS (Continued)
  Second
  Revised        32.   NEGOTIATED RATES
   Sheet
  No. 121             32.1   PRECONDITIONS TO NEGOTIATED RATES

                      Rates to be charged by Transporter for service to any Shipper under Rate Schedule RTS or ITS may deviate in either form or level or both from the applicable maximum rate level in this Tariff, subject to the following provisions:

                           (a) Transporter and Shipper have executed a valid Gas Transportation Contract containing therein a specific mutual understanding that Negotiated Rate(s) or a Negotiated Rate Formula will apply to service for that Shipper, and the specific terms of that understanding have been set forth on Schedule 3 of that Gas Transportation Contract;

                           (b) At the time of execution of the Gas
                           Transportation Contract, which first provides for the applicability to Shipper of the Negotiated Rate(s) or Negotiated Rate Formula, service was available pursuant to the terms and conditions (not modified by this Section 32) of Rate Schedule RTS or ITS of this Tariff, as applicable; and

                           (c) No later than the Business Day on which Transporter commences service at such a Negotiated Rate or Negotiated Rate Formula (or if the day on which Transporter commences service is not a Business Day, then no later than the next Business Day after Transporter commences service), Transporter will file a tariff sheet advising the Commission of such Negotiated Rate or Negotiated Rate Formula, stating the name of Shipper, the type of service, the Receipt and Delivery Point(s) applicable to the service, the volume of the gas to be transported, any other charges, and specifying either: (i) the specific Negotiated Rate included in such Gas Transportation Contract; or (ii) the Negotiated Rate Formula included in such Gas Transportation Contract with sufficient specificity such that the rate in effect from time to time can be readily calculated. The tariff sheet must also incorporate a statement that the Gas Transportation Contract does not deviate from the form of Service Agreement in any material respect.

--------------------------------------------------------------------------------
 Issued on: November 26, 1997                 Effective: November 16, 1997
--------------------------------------------------------------------------------


2nd Sub.                 GENERAL TERMS AND CONDITIONS (Continued)
 Second
 Revised            32.2   CAPACITY ALLOCATION AND CURTAILMENT
  Sheet
 No. 122            In determining the best bid for right of first refusal
                    and in allocating capacity, Transporter will consider only revenues that would be generated by a demand or reservation rate or other form of revenue guarantee, such as a usage charge associated with a minimum volume commitment. In the event that the revenue generated pursuant to the Negotiated Rate(s) or Negotiated Rate
                    Formula would exceed the revenue generated at the Recourse Rate, for the purposes of capacity allocation or curtailment, the Shipper paying such Negotiated Rate or a rate under a Negotiated Rate Formula shall be treated as if the rate equals the Recourse Rate. Any
                    Shipper, existing or new, paying the Recourse Rate has the same right to capacity as a Shipper willing to pay a higher Negotiated Rate or rate under a Negotiated
                    Rate Formula. If the Negotiated Rate or the rate under a Negotiated Rate Formula is higher than the corresponding Recourse Rate, the Recourse Rate rather than the Negotiated Rate will be used as the price cap for the Right of First Refusal pursuant to Section 29 of these General Terms and Conditions. Where the Negotiated Rate or a rate under a Negotiated Rate
                    Formula results in revenue that is greater than the Recourse Rate during certain portions of the relevant evaluation period, but less than the revenue at the Recourse Rate during other portions of the relevant evaluation period (but the revenue pursuant to the Negotiated Rate or rate under a Negotiated Rate Formula equals or exceeds that which would be generated at the Recourse Rate for the entire evaluation period), the value of bids, requests and rates at a Negotiated Rate or a rate under a Negotiated Rate Formula shall be evaluated as though the Recourse Rate applied under such bid, request or rate for the entire evaluation period. Where the Negotiated Rate or rate under the Negotiated Rate Formula results in revenue that is less than the revenue at the Recourse Rate over the relevant evaluation period, the value of the bids, requests or rates at the Negotiated Rate or rate under the Negotiated Rate Formula shall be evaluated based on such lower revenue and shall be afforded a correspondingly lower priority than bids, requests or rates at the Recourse Rate.

--------------------------------------------------------------------------------
 Issued on: June 10, 1998                     Effective: November 16, 1997
--------------------------------------------------------------------------------


Substitute                GENERAL TERMS AND CONDITIONS (Continued)
  Second
  Revised             32.3   MONTHLY BILL
   Sheet
  No. 123             Where a Shipper is receiving service under a
                      Negotiated Rate or a rate under a Negotiated Rate
                      Formula, the monthly bill for such firm reserved service rendered under Rate Schedule RTS or such interruptible service under Rate Schedule ITS shall be determined in accordance with the terms of the Gas
                      Transportation Contract between Transporter and
                      Shipper.

                      32.4   ACCOUNTING FOR COSTS AND REVENUES

                      Transporter will maintain separate records of Negotiated Rate and Negotiated Rate Formula transactions for each billing period. These records shall include the volumes transported, the billing determinants, the rates charged and the revenue received associated with such transactions. Transporter will separately identify such transactions in Statements G, I and J (or their equivalent) filed in any general rate proceeding.

--------------------------------------------------------------------------------
 Issued on: November 26, 1997                 Effective: November 16, 1997
--------------------------------------------------------------------------------


   Second          GENERAL TERMS AND CONDITIONS (Continued)
  Revised
   Sheet            Sheet Nos. 124 through 135 reserved for
No. 124-135                       future use.

--------------------------------------------------------------------------------
 Issued on: October 17, 1997                  Effective: November 16, 1997
--------------------------------------------------------------------------------


   Second          GENERAL TERMS AND CONDITIONS (Continued)
  Revised
   Sheet            Sheet Nos. 136 through 137 reserved for
No. 136-137                       future use.

--------------------------------------------------------------------------------
 Issued on: March 29, 1996                          Effective: May 1, 1996
--------------------------------------------------------------------------------


  Original         GENERAL TERMS AND CONDITIONS (Continued)
   Sheet
No. 138-140         Sheet Nos. 138 through 140 reserved for
                                  future use.

--------------------------------------------------------------------------------
 Issued on: March 22, 1993                    Effective: September 1, 1993
--------------------------------------------------------------------------------


 First           PRO FORMA GAS TRANSPORTATION CONTRACT FOR FIRM RESERVED
Revised                                  SERVICE
 Sheet
No. 141 This Contract is made as of the [date] day of [month], [year] by and between the IROQUOIS GAS TRANSMISSION SYSTEM, L.P., a Delaware limited partnership, herein called Transporter, and [name of SHIPPER], a [state] [entity], herein called Shipper, pursuant to the following recitals and representations:

              WHEREAS, Transporter has received and accepted a Certificate of Public Convenience and Necessity issued by the Federal Energy Regulatory Commission, authorizing Transporter to own, construct and operate a natural gas transmission system, herein called Transporters System;

              WHEREAS, Transporters System extends in a southeasterly direction from a point on the international border between the United States and Canada near Iroquois, Ontario/Waddington, New York, where Transporters facilities interconnect with those of TransCanada PipeLines Limited, (TransCanada) through the States of Connecticut and New York, to its terminus near South Commack, New York;

              WHEREAS, Shipper has entered or is about to enter into certain contract(s) with third parties for the purchase and sale of natural gas (Shippers Contracts);

              WHEREAS, Shipper represents that the purchaser of the gas under Shippers Contracts, either Shipper or a third-party purchaser, as the case may be, has received and accepted all necessary regulatory and governmental approvals to purchase and, if appropriate, import gas pursuant to Shippers Contracts;

              WHEREAS, Shipper represents that the seller of the gas under Shippers Contracts, either Shipper or a third-party seller, as the case may be, has received and accepted all necessary regulatory and governmental approvals to sell and, if appropriate, export gas pursuant to Shippers Contracts;

--------------------------------------------------------------------------------
 Issued on: October 31, 1995                   Effective: December 1, 1995
--------------------------------------------------------------------------------


 First           PRO FORMA GAS TRANSPORTATION CONTRACT FOR FIRM RESERVED
Revised                            SERVICE (Continued)
 Sheet
No. 142 WHEREAS, Transporter has received and accepted all necessary regulatory and governmental approvals to construct and operate Transporters System and to transport such gas on behalf of Shipper; and

              WHEREAS, Transporter and Shipper now desire to establish the terms and conditions under which Transporter will render firm, reserved transportation services to Shipper by entering into this Gas Transportation Contract for Firm Reserved Transportation Service;

              NOW, THEREFORE, in consideration of the mutual covenants and agreements herein assumed, Transporter and Shipper agree as follows:

              ARTICLE I - SCOPE OF CONTRACT

              1. On the Commencement Date and each day thereafter on which Shipper and Transporter schedule gas for transportation hereunder, Shipper shall cause the Scheduled Input Quantity to be delivered to Transporter at the Receipt Point(s).

              2. On the Commencement Date and each day thereafter, Transporter shall make the Scheduled Equivalent Quantity available to or on behalf of Shipper at the Delivery Point(s) on a firm basis.

              3. Shipper shall be solely responsible for securing faithful performance by the suppliers of natural gas under Shipperis Contracts and/or any applicable upstream or downstream shippers in all matters which may affect Transporters performance hereunder, and Transporter shall not be liable hereunder to Shipper as a result of the failure of said gas supplier(s) and/or any applicable upstream or downstream shippers to so perform.

              ARTICLE II - RESERVATION OF FIRM TRANSPORTATION CAPACITY

              1. Shipper hereby reserves the right to cause Transporter to receive from or for the account of Shipper at each Receipt Point on any day such quantities of natural gas up to the Maximum Input Quantity for such Receipt Point

--------------------------------------------------------------------------------
 Issued on: October 17, 1997                 Effective: Novembery 16, 1997
--------------------------------------------------------------------------------


 Second          PRO FORMA GAS TRANSPORTATION CONTRACT FOR FIRM RESERVED
Revised                            SERVICE (Continued)
 Sheet
No. 143 as set forth on the currently effective Schedule 1 appended hereto and Transporter shall make available to or on behalf of Shipper at each Delivery Point on any day the Equivalent Quantity not to exceed the Maximum Equivalent Quantity for each Delivery Point as set forth on the currently effective Schedule 2 appended hereto;

              2. Transporter shall make available to Shipper the transportation service reserved under this Article II on the days and for the quantities of gas for which such service has been reserved, subject to Shippers compliance with the terms and conditions of this Contract.

              ARTICLE III - RATE

              1. Except where a Negotiated Rate or Negotiated Rate Formula is applicable, for each Dth of Scheduled Equivalent Quantity on any day, Shipper agrees to pay and shall pay the applicable Maximum Transportation Commodity Rate specified in the RTS Rate Schedule as in effect on the day the transportation service is rendered; provided, however, that in the event that Transporter determines, in its sole discretion, to render transportation service on behalf of Shipper for a Discounted Transportation Commodity Rate, Transporter shall notify Shipper in writing of the amount of such Discounted Transportation Commodity Rate, the day(s) on which such rate shall be in effect and the quantities to which such rate applies. For each Dth of Scheduled Equivalent Quantity to which a Discounted Transportation Commodity Rate applies, as set forth in Transporters notice, Shipper agrees to pay and shall pay the applicable Discounted Transportation Commodity Rate in lieu of the Maximum Transportation Commodity Rate. For each Dth of Scheduled Equivalent Quantity to which a Negotiated Rate or a rate under a Negotiated Rate Formula applies, Shipper agrees to pay and shall pay any applicable Negotiated Rate or rate under a Negotiated Rate Formula set forth in the currently effective Schedule 3 appended hereto, in lieu of the Maximum Transportation Commodity Rate.

              2. Except where a Negotiated Rate or a Negotiated Rate Formula is applicable, on the Commencement Date and each day thereafter, for each Dth per day of the Maximum Input Quantity at each Receipt Point, Shipper agrees to pay and shall pay the applicable Maximum Transportation Demand Rate specified in the RTS Rate Schedule as in effect on the day for which transportation capacity has been reserved; provided, however, that in the event that Transporter determines, in its sole discretion, to render transportation service on behalf of

--------------------------------------------------------------------------------
 Issued on: October 17, 1997                  Effective: November 16, 1997
--------------------------------------------------------------------------------


 Second          PRO FORMA GAS TRANSPORTATION CONTRACT FOR FIRM RESERVED
Revised                            SERVICE (Continued)
 Sheet
No. 144 Shipper for a Discounted Transportation Demand Rate, Transporter shall notify Shipper in writing of the amount of such Discounted Transportation Demand Rate, the day(s) on which such rate shall be in effect and the quantities to which such rate applies. For each Dth of the Maximum Input Quantity at each Receipt Point to which a Discounted Transportation Demand Rate applies, as set forth in Transporters notice, Shipper agrees to pay and shall pay the applicable Discounted Demand Rate in lieu of the Maximum Transportation Demand rate. For each Dth of the Maximum Input Quantity at each Receipt Point to which a Negotiated Rate or a rate under a Negotiated Rate Formula applies, Shipper agrees to pay and shall pay any applicable Negotiated Rate or rate under a Negotiated Rate Formula set forth in the currently effective Schedule 3 appended hereto, in lieu of the Maximum Transportation Demand Rate.

              3. For each Dth of Scheduled Equivalent Quantity on any day, Shipper agrees to pay and shall pay any applicable GRI and ACA Adjustments, Deferred Asset Surcharge, and any other applicable surcharge specified in the RTS Rate Schedule as in effect on the day the transportation service is rendered.

              4. Shipper agrees that Transporter shall have the unilateral right to file with the FERC and make changes effective in (a) the rates and charges applicable to service pursuant to Transporters RTS Rate Schedule, or (b) any provision of the General Terms and Conditions applicable to such rate schedules. Transporter agrees that Shipper may contest any such filing or changes and may request the FERC to determine just and reasonable rates and/or terms or conditions of service for Transporter when Shipper believes Transporters rates and/or terms or conditions of service may be unjust, unreasonable, unduly discriminatory or preferential.

              ARTICLE IV - RATE SCHEDULES AND GENERAL TERMS AND CONDITIONS

              This Contract and all terms and provisions contained or incorporated herein are subject to the provisions of the RTS Rate Schedule and of the General Terms and Conditions of Transporters FERC Gas Tariff as such may be revised or superseded from time to time, which RTS Rate Schedule and General Terms and Conditions are by this reference made a part hereof. All of the terms defined in Transporters Tariff shall have the same meaning wherever used in this Contract.

--------------------------------------------------------------------------------
 Issued on: October 17, 1997                  Effective: November 16, 1997
--------------------------------------------------------------------------------


 Third           PRO FORMA GAS TRANSPORTATION CONTRACT FOR FIRM RESERVED
Revised                            SERVICE (Continued)
 Sheet
No. 145 1. The Commencement Date shall be [the latter of] [____] [or such date on which the natural gas facilities required to enable Transporter to render transportation service to Shipper hereunder are constructed, installed and made operational, as shall be set forth in Transporters Final Notice to Shipper].

              2. This Contract shall be effective as of the date first herein above written; provided, however, that Transporter shall be under no obligation to receive or to deliver any quantities of natural gas hereunder and Shipper shall be under no obligation for any payments hereunder prior to the Commencement Date.

              3. This Contract shall continue in force and effect until [expiration date], and year to year thereafter unless terminated by either party upon twelve (12) months prior written notice to the other; provided, however, that if the FERC authorizes Transporter to abandon service to Shipper on an earlier date, this Contract shall terminate as of such earlier date.

              ARTICLE VI - NOTICES

                   Notices to Transporter shall be addressed to:

                           Iroquois Gas Transmission System, L.P.
                           c/o Iroquois Pipeline Operating Co.
                           One Corporate Drive, Suite 600
                           Shelton, Connecticut 06484
                           Attn: Marketing and Transportation

                   Notices to Shipper hereunder shall be addressed to:

                           [Name of Shipper]
                           [address]

              Either party may change its address under this Article by written notice to the other party.

--------------------------------------------------------------------------------
 Issued on: October 17, 1997                  Effective: November 16, 1997
--------------------------------------------------------------------------------


 Second          PRO FORMA GAS TRANSPORTATION CONTRACT FOR FIRM RESERVED
Revised                            SERVICE (Continued)
 Sheet
No. 146       ARTICLE VII - TRANSFER AND ASSIGNMENT OF CONTRACT

              Any entity which shall succeed by purchase, merger or consolidation to the properties, substantially as an entirety, of either Transporter or Shipper, as the case may be, shall be entitled to the rights and shall be subject to the obligations of its predecessor in title under this Contract. Any party may, without relieving itself of its obligations under this Contract, assign any of its rights hereunder to an entity with which it is affiliated, but otherwise no assignment of this Contract or of any of the rights or obligations hereunder shall be made unless there first shall have been obtained the written consent thereto of Shipper in the event of an assignment by Transporter or Transporter in the event of an assignment by Shipper, which consents shall not be unreasonably withheld. It is agreed, however, that the restrictions on assignment contained in

--------------------------------------------------------------------------------
 Issued on: March 29, 1996                          Effective: May 1, 1996
--------------------------------------------------------------------------------


Original          PRO FORMA GAS TRANSPORTATION CONTRACT FOR FIRM RESERVED
  Sheet                             SERVICE (Continued)
 No. 147
               this Article VII shall not in any way prevent either party to this Contract from pledging or mortgaging its rights hereunder as security for its indebtedness.

               ARTICLE VIII - NONRECOURSE OBLIGATION OF PARTNERSHIP AND
               OPERATOR

               Shipper acknowledges and agrees that (a) Transporter is a

               Delaware limited partnership; (b) Shipper shall have no recourse against any Partner in Transporter with respect to Transporters obligations under this Contract and that its sole recourse shall be against the partnership assets, irrespective of any failure to comply with applicable law or any provision of this Contract; (c) no claim shall be made against any Partner under or in connection with this Contract; (d) Shipper shall have no right of subrogation to any claim of Transporter for any capital contributions from any Partner to Transporter; (e) no claims shall be made against the Operator, its officers, employees, and agents, under or in connection with this Contract and the performance of Operators duties as Operator (provided that this shall not bar claims resulting from the gross negligence or willful misconduct of Operator, its officers, employees or agents); and Shipper shall provide Operator with a waiver of subrogation of Shippers insurance company for all such claims, and (f) this representation is made expressly for the benefit of the Partners in Transporter and Operator.

               ARTICLE IX - LAW OF CONTRACT

               The interpretation and performance of this Contract shall be in accordance with and controlled by the laws of the State of New York.

--------------------------------------------------------------------------------
 Issued on: March 22, 1993                    Effective: September 1, 1993
--------------------------------------------------------------------------------


Original          PRO FORMA GAS TRANSPORTATION CONTRACT FOR FIRM RESERVED
  Sheet                             SERVICE (Continued)
 No. 148
               IN WITNESS WHEREOF, the parties hereto have caused this Contract to be duly executed in duplicate counterparts by their proper officers thereunto duly authorized, as of the date first hereinabove written.

                ATTEST:                     IROQUOIS GAS TRANSMISSION
                                            SYSTEM, L.P.
                                            By Its Agent
                                            IROQUOIS PIPELINE OPERATING
                                            COMPANY



                _________________________   By_________________________



                ATTEST:                     By_________________________



                ATTEST:                     [NAME OF SHIPPER]

                _________________________   By_________________________

--------------------------------------------------------------------------------
 Issued on: March 22, 1993                    Effective: September 1, 1993
--------------------------------------------------------------------------------


Original          PRO FORMA GAS TRANSPORTATION CONTRACT FOR FIRM RESERVED
  Sheet                             SERVICE (Continued)
No. 148A

                                        SCHEDULE 1

               Receipt Point:

               Maximum Input Quantity:

               Pressure:

--------------------------------------------------------------------------------
 Issued on: October 17, 1997                  Effective: November 16, 1997
--------------------------------------------------------------------------------


Original          PRO FORMA GAS TRANSPORTATION CONTRACT FOR FIRM RESERVED
  Sheet                             SERVICE (Continued)
No. 148B

                                        SCHEDULE 2

               Delivery Point:

               Maximum Equivalent Quantity:

               Pressure:

--------------------------------------------------------------------------------
 Issued on: October 17, 1997                  Effective: November 16, 1997
--------------------------------------------------------------------------------


Original          PRO FORMA GAS TRANSPORTATION CONTRACT FOR FIRM RESERVED
  Sheet                             SERVICE (Continued)
No. 148C

                                        SCHEDULE 3

               Negotiated Rate or Rate Formula:

                    Transporter and Shipper have mutually agreed that Shipper will pay the [(following Negotiated Rate) or (rate calculated in accordance with the following Negotiated Rate Formula)]:

               Monthly Bill:

--------------------------------------------------------------------------------
 Issued on: October 17, 1997                  Effective: November 16, 1997
--------------------------------------------------------------------------------


 First           PRO FORMA GAS TRANSPORTATION CONTRACT FOR INTERRUPTIBLE
Revised                                  SERVICE
 Sheet
No. 149 This Contract is made as of the [date] day of [month], [year] by and between the IROQUOIS GAS TRANSMISSION SYSTEM, L.P., a Delaware limited partnership, herein called Transporter, and [name of shipper] a [state] [entity], herein called Shipper, pursuant to the following recitals and representations:

              WHEREAS, Transporter has received and accepted a Certificate of Public Convenience and Necessity issued by the Federal Energy Regulatory Commission, authorizing Transporter to own, construct and operate a natural gas transmission system, herein called Transporters System;

              WHEREAS, Transporters System extends in a southeasterly direction from a point on the international border between the United States and Canada near Iroquois, Ontario/Waddington, New York, where Transporters facilities interconnect with those of TransCanada PipeLines Limited, (TransCanada) through the States of Connecticut and New York, to its terminus near South Commack, New York;

              WHEREAS, Shipper has entered into or is about to enter into certain contract(s) with third parties for the purchase and sale of natural gas (Shippers Contracts);

              WHEREAS, Shipper represents that the purchaser of the gas under Shippers Contracts, either Shipper or a third-party purchaser, as the case may be, has received and accepted all necessary regulatory and governmental approvals to purchase and, if appropriate, to import gas pursuant to Shippers Contracts;

              WHEREAS, Shipper represents that the seller of the gas under Shippers Contracts, either Shipper or a third-party seller, as the case may be, has received and accepted all necessary regulatory and governmental approvals to sell and, if appropriate, to export gas pursuant to Shippers Contracts;

--------------------------------------------------------------------------------
 Issued on: October 31, 1995                   Effective: December 1, 1995
--------------------------------------------------------------------------------


 First           PRO FORMA GAS TRANSPORTATION CONTRACT FOR INTERRUPTIBLE
Revised                            SERVICE (Continued)
 Sheet
No. 150 WHEREAS, Transporter has received and accepted all necessary regulatory and governmental approvals to construct and operate Transporters System and to transport such gas on behalf of Shipper; and

              WHEREAS, Transporter and Shipper now desire to establish the terms and conditions under which Transporter will render interruptible transportation services to Shipper by entering into this Gas Transportation Contract for Interruptible
              Transportation Service;

              NOW, THEREFORE, in consideration of the mutual covenants and agreements herein assumed, Transporter and Shipper agree as follows:

              ARTICLE I - SCOPE OF CONTRACT

              1. On the Commencement Date and each day thereafter on which Shipper and Transporter schedule gas for transportation hereunder, Shipper shall cause the Scheduled Input Quantity to be delivered to Transporter at the Receipt Point(s).

              2. On the Commencement Date and each day thereafter on which the Scheduled Input Quantity is delivered to Transporter at the Receipt Point(s) pursuant to Section 1 of this Article I, Transporter shall, subject to interruption of service by Transporter in accordance with this Contract and Transporters Tariff, make the Scheduled Equivalent Quantity, available to or on behalf of Shipper at the Delivery Point(s).

              3. Shipper shall be solely responsible for securing faithful performance by the suppliers of natural gas under Shipper's Contracts and/or any applicable upstream or downstream shippers in all matters which may affect Transporters performance hereunder, and Transporter shall not be liable hereunder to Shipper as a result of the failure of gas supplier(s) and/or any applicable upstream or downstream shippers to so perform.

              ARTICLE II - INTERRUPTIBLE TRANSPORTATION CAPACITY

              1. Shipper hereby contracts for the right to cause Transporter to receive from or for the account of

--------------------------------------------------------------------------------
 Issued on: October 17, 1997                  Effective: November 16, 1997
--------------------------------------------------------------------------------


 Second          PRO FORMA GAS TRANSPORTATION CONTRACT FOR INTERRUPTIBLE
Revised                            SERVICE (Continued)
 Sheet
No. 151 Shipper at each Receipt Point such quantities of natural gas up to the Maximum Input Quantity for such Receipt Point as set forth on the currently effective Schedule 1 appended hereto, on any day on which Transporter has interruptible capacity available to Shipper, and Transporter shall make available to or on behalf of Shipper on an interruptible basis at each Delivery Point on such day the Equivalent Quantity, not to exceed the Maximum Equivalent Quantity for each Delivery Point as set forth on the currently effective
              Schedule 2 appended hereto.

              2. Transporter shall make available to Shipper the transportation service contracted for under this Article II on the days and for the quantities of gas for which Transporter has interruptible capacity available to Shipper, subject to Shippers compliance with the terms and conditions of this Contract.

              ARTICLE III - RATE

              1. Except where a Negotiated Rate or Negotiated Rate Formula is applicable, for each Dth of Scheduled Equivalent Quantity on any day, Shipper agrees to pay and shall pay the applicable Maximum Transportation Commodity Rate specified in ITS Rate Schedule as in effect on the day the transportation service is rendered; provided, however, that in the event that Transporter determines, in its sole discretion, to render transportation service on behalf of Shipper for a Discounted Transportation Commodity Rate, Transporter shall notify Shipper in writing of the amount of such Discounted Transportation Commodity Rate, the day(s) on which such rate shall be in effect and the quantities to which such rate applies. For each Dth of Scheduled Equivalent Quantity to which a Discounted Transportation Commodity Rate applies, as set forth in Transporters notice, Shipper agrees to pay and shall pay the applicable Discounted Transportation Commodity Rate in lieu of the Maximum Transportation Commodity Rate. For each Dth of Scheduled Equivalent Quantity to which a Negotiated Rate or a rate under a Negotiated Rate Formula applies, Shipper agrees to pay and shall pay any applicable Negotiated Rate or rate under a Negotiated Rate Formula set forth in the currently effective Schedule 3 appended hereto, in lieu of the Maximum Transportation Commodity Rate.

--------------------------------------------------------------------------------
 Issued on: October 17, 1997                  Effective: November 16, 1997
--------------------------------------------------------------------------------


Original          PRO FORMA GAS TRANSPORTATION CONTRACT FOR INTERRUPTIBLE
  Sheet                             SERVICE (Continued)
No. 151A
               2. For each Dth of Scheduled Equivalent Quantity on any day, Shipper agrees to pay and shall pay the applicable GRI and ACA Adjustments, Deferred Asset Surcharge and any other applicable surcharge specified in the ITS Rate Schedule as in effect on the day the transportation service is rendered.

               3. Shipper agrees that Transporter shall have the unilateral right to file with the FERC and make changes

--------------------------------------------------------------------------------
 Issued on: October 17, 1997                  Effective: November 16, 1997

--------------------------------------------------------------------------------


 First           PRO FORMA GAS TRANSPORTATION CONTRACT FOR INTERRUPTIBLE
Revised                            SERVICE (Continued)
 Sheet
No. 152 effective in (a) the rates and charges applicable to service pursuant to Transporters ITS Rate Schedule, or (b) any provision of the General Terms and Conditions applicable to such rate schedule. Transporter agrees that Shipper may contest any such filing or changes, and may request the FERC to determine just and reasonable rates and/or terms or conditions of service for Transporter when it believes Transporters rates and/or terms or conditions of service may be unjust, unreasonable, unduly discriminatory or preferential.

              ARTICLE IV - RATE SCHEDULES AND GENERAL TERMS AND CONDITIONS

              This Contract and all terms and provisions contained or incorporated herein are subject to the provisions of the ITS Rate Schedule and of the General Terms and Conditions of Transporters FERC Gas Tariff as such may be revised or superseded from time to time, which ITS Rate Schedule and General Terms and Conditions are by this reference made a part hereof. All of the terms defined in Transporters Tariff shall have the same meaning wherever used in this Contract.

              ARTICLE V - TERM

              1. The Commencement Date shall be [the latter of] [or such date on which the natural gas facilities required to enable Transporter to render transportation service to Shipper hereunder are constructed, installed and made operational, as shall be set forth in Transporters Final Notice to Shipper].

              2. This Contract shall be effective as of the date first herein above written; provided, however, that Transporter shall be under no obligation to receive or to deliver any quantities of natural gas hereunder and Shipper shall be under no obligation for any payments hereunder prior to the Commencement Date.

              3. This Contract shall continue in force and effect until [expiration date], and year to year thereafter, subject to Shippers ongoing satisfaction of the applicable Availability provisions of the ITS Rate Schedule of Transporters effective FERC Gas Tariff (with the exception of Paragraph 1 (a) thereof), unless terminated by either party upon ninety (90) days prior written notice to the other; provided, however, that if the

--------------------------------------------------------------------------------
 Issued on: October 31, 1995                   Effective: December 1, 1995
--------------------------------------------------------------------------------


 Third           PRO FORMA GAS TRANSPORTATION CONTRACT FOR INTERRUPTIBLE

Revised                            SERVICE (Continued)
 Sheet
No. 153 FERC authorizes transporter to abandon service to Shipper on an earlier date, this contract shall terminate as of such earlier date.

              ARTICLE VI - NOTICES

              Notices to Transporter shall be addressed to:

                        Iroquois Gas Transmission System, L.P.
                        c/o Iroquois Pipeline Operating Company
                        One Corporate Drive, Suite 600
                        Shelton, Connecticut 06484
                        Attn: Manager, Marketing &
                        Transportation

              Notices to Shipper hereunder shall be addressed to:

                        [Name of Shipper]
                        [address]

              Either party may change its address under this Article by written notice to the other party.

              ARTICLE VII - TRANSFER AND ASSIGNMENT OF CONTRACT

              Any entity which shall succeed by purchase, merger or consolidation to the properties, substantially as an entirety, of either Transporter or Shipper, as the case may be, shall be entitled to the rights and shall be subject to the obligations of its predecessor in title under this Contract. Any party may, without relieving itself of its obligations under this Contract, assign any of its rights hereunder to an entity with which it is affiliated, but otherwise no assignment of this Contract or of any of the rights or obligations hereunder shall be made unless there first shall have been obtained the written consent thereto of Shipper in the event of an assignment by Transporter or Transporter in the event of an assignment by Shipper, which consents shall not be unreasonably withheld. It is agreed, however, that the restrictions on assignment contained in this
              Article VII shall not in any way prevent either party to this Contract from pledging or mortgaging its rights hereunder as security for its indebtedness.

--------------------------------------------------------------------------------
 Issued on: October 17, 1997                  Effective: November 16, 1997
--------------------------------------------------------------------------------


Original          PRO FORMA GAS TRANSPORTATION CONTRACT FOR INTERRUPTIBLE
  Sheet                             SERVICE (Continued)
 No. 154
               ARTICLE VIII - NONRECOURSE OBLIGATION OF PARTNERSHIP AND
               OPERATOR

               Shipper acknowledges and agrees that (a) Transporter is a Delaware Limited partnership; (b) Shipper shall have no recourse against any Partner in Transporter with respect to the obligations of Transporter under this Contract and that its sole recourse shall be against the partnership assets, irrespective of any failure to comply with applicable law or any provision of this Contract; (c) no claim shall be made against any Partner under or in connection with this Contract; (d) Shipper shall have no right of subrogation to any claim of Transporter for any capital contributions from any Partner to Transporter; (e) no claims shall be made against the Operator, its officers, employees, and agents, under or in connection with this Contract and the performance of Operators duties as Operator (provided that this shall not bar claims resulting from the gross negligence or willful misconduct of Operator, its officers, employees or agents) and Shipper shall provide Operator with a waiver of subrogation of Shippers insurance company for all such claims, and (f) this representation is made expressly for the benefit of the Partners in Transporter and Operator.

               ARTICLE IX - LAW OF CONTRACT

               The interpretation and performance of this Contract shall be in accordance with and controlled by the laws of the State of New York.

--------------------------------------------------------------------------------
 Issued on: March 22, 1993                    Effective: September 1, 1993
--------------------------------------------------------------------------------


Original          PRO FORMA GAS TRANSPORTATION CONTRACT FOR INTERRUPTIBLE
  Sheet                             SERVICE (Continued)
 No. 155
               IN WITNESS WHEREOF, the parties hereto have caused this Contract to be duly executed in duplicate counterparts by their proper officers thereunto duly authorized, as of the date first hereinabove written.

                ATTEST:                     IROQUOIS GAS TRANSMISSION
                                            SYSTEM, L.P.
                                            By Its Agent
                                            IROQUOIS PIPELINE OPERATING
                                            COMPANY



                _________________________   By_________________________



                ATTEST:                     By_________________________

                ATTEST:                     [NAME OF SHIPPER]



                _________________________   By_________________________

--------------------------------------------------------------------------------
 Issued on: March 22, 1993                    Effective: September 1, 1993
--------------------------------------------------------------------------------


Original          PRO FORMA GAS TRANSPORTATION CONTRACT FOR INTERRUPTIBLE
  Sheet                             SERVICE (Continued)
No. 155A

                                        SCHEDULE 1


               Receipt Point:

               Maximum Input Quantity:

               Pressure:

--------------------------------------------------------------------------------
 Issued on: October 17, 1997                  Effective: November 16, 1997
--------------------------------------------------------------------------------


Original          PRO FORMA GAS TRANSPORTATION CONTRACT FOR INTERRUPTIBLE
  Sheet                             SERVICE (Continued)
No. 155B

                                        SCHEDULE 2

               Delivery Point:

               Maximum Equivalent Quantity:

               Pressure:

--------------------------------------------------------------------------------
 Issued on: October 17, 1997                  Effective: November 16, 1997
--------------------------------------------------------------------------------


Original          PRO FORMA GAS TRANSPORTATION CONTRACT FOR INTERRUPTIBLE
  Sheet                             SERVICE (Continued)
No. 155C

                                        SCHEDULE 3

               Negotiated Rate or Rate Formula:

                    Transporter and Shipper have mutually agreed that Shipper will pay the [(following Negotiated Rate) or (rate calculated in accordance with the following

                    Negotiated Rate Formula)]:

               Monthly Bill:

--------------------------------------------------------------------------------
 Issued on: October 17, 1997                  Effective: November 16, 1997
--------------------------------------------------------------------------------


 First                                  PRO FORMA
Revised                     BLANKET CAPACITY RELEASE AGREEMENT
 Sheet
No. 156 This Agreement is made as of the [date] day of [month], [year], by and between Iroquois Gas Transmission System, L.P., a Delaware limited partnership, herein called "Transporter," and [name of Releasing Shipper], a [state] [entity], herein called "Releasing Shipper," pursuant to the following recitals and representations:

              WHEREAS Transporter and Releasing Shipper have executed a Gas Transportation Contract for Firm Reserved Service dated [date], identified as Contract No. [#];

              WHEREAS Releasing Shipper desires or will desire to release all or a portion of the capacity reserved by it under such Gas Transportation Contract for use by a Replacement Shipper pursuant to the Capacity Release Provisions set forth in Section 28 of the General Terms and Conditions of Transporter's FERC Gas Tariff;

              WHEREAS Transporter has entered into a Blanket Gas Transportation Contract for Firm Reserved Service with approved Replacement Shippers pursuant to the provisions of Section 28 of the General Terms and Conditions of Transporter's FERC Gas Tariff, such that the effective CRORs of these Replacement Shippers will be identical to the corresponding CRORs of the Releasing Shipper;

              WHEREAS Transporter and Releasing Shipper now desire to establish the terms and conditions under which Releasing Shipper will release all or a portion of its firm capacity on a temporary or permanent basis;

              NOW, THEREFORE, in consideration of the mutual covenants and agreements herein assumed, Transporter and Releasing Shipper agree as follows:

              ARTICLE I SCOPE AND PURPOSE OF THE RELEASE

              1. During the period set forth in each CROR attached hereto, and subject to the Special Conditions of

--------------------------------------------------------------------------------
 Issued on: July 2, 1997                         Effective: August 1, 1997
--------------------------------------------------------------------------------

 First        Release and Quantity Limitations set forth in each such CROR,
Revised       Releasing Shipper agrees to release all or part of its firm
 Sheet        capacity to Transporter. Releasing Shipper agrees that
No. 157       subject to any recall rights stated in the applicable CROR, it will not request or be entitled to receive service under its Gas Transportation Contract for Firm Reserved Service to the extent and during the period that such service has been released hereunder and that Releasing Shipper's Gas Transportation Contract for Firm Reserved Service will effectively be amended to such extent.

              2. To the extent that Releasing Shipper does not hereunder release all of its right to service under its Gas Transportation Contract for Firm Reserved Service and/or if the term of Releasing Shipper's Gas Transportation Contract for Firm Reserved Service extends beyond the period of the release as described in the CROR, Transporter agrees to provide service to Releasing Shipper under such Gas Transportation Contract as such Gas Transportation Contract is amended by the provisions of the CROR.

              ARTICLE II - RATE CREDITING PROVISIONS

              1. Releasing Shipper's Transportation Demand Charge shall be credited each month by the Transportation Demand Charge billed to Replacement Shipper(s) by Transporter (hereinafter the "Replacement Demand Charge"), subject to such further crediting conditions as may be outlined in the CROR and in Section 28 of the General Terms and Conditions of Transporter's currently effective FERC Gas Tariff.

              2. Releasing Shipper shall remain liable to Transporter for the full amount of the Transportation Demand Charge for any month in which the Replacement Shipper(s) fails to pay all or any portion of the Replacement Demand Charge owing under the Replacement Shipper's effective CROR.

--------------------------------------------------------------------------------
 Issued on: July 2, 1997                         Effective: August 1, 1997
--------------------------------------------------------------------------------


Original             PRO FORMA CAPACITY RELEASE AGREEMENT (Continued)
  Sheet
 No. 158       ARTICLE III - CAPACITY RELEASE MARKETING FEES

               Releasing Shipper shall pay Transporter any applicable marketing fees set forth in Section 28 of the General Terms and Conditions of Transporters currently effective FERC Gas Tariff.

               ARTICLE IV - GENERAL TERMS AND CONDITIONS

               Releasing Shippers release of capacity shall be subject to the provisions set forth in Section 28 of the General Terms and conditions section of Transporters FERC Gas Tariff, which provisions are incorporated herein by reference.

               IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed in several counterparts by their proper officers thereunto duly authorized, as of the date first hereinabove written.


                ATTEST:                     IROQUOIS GAS TRANSMISSION
                                            SYSTEM, L.P.
                                            By Its Agent
                                            IROQUOIS PIPELINE OPERATING
                                            COMPANY



                _________________________   By_________________________



                ATTEST:                     [NAME OF RELEASING SHIPPER]



                _________________________   By_________________________

--------------------------------------------------------------------------------
 Issued on: March 22, 1993                    Effective: September 1, 1993
--------------------------------------------------------------------------------


  First                                    CROR
 Revised
  Sheet                   Capacity Release Offer Report Offer No:
No. 158A
                Releasor                     Pipeline
                Contract
                Release Term Start
                Release Term End

                Min. Rate.            Min. % Max Rate       Max. Tariff
                                                            Rate
                Min. Quantity         Max. Quantity

                Locations

                Summary

                Bidding Period        to
                Release Term (days)   to

                Indicators
                Discount              Previously Released
                Permanent Release     Special Terms

                Re-Releasable         Contingent Bids
                                      Acceptable
                Standalone Offer      Recall/Reput

                Pre-arranged

                Disclosure of
                minimums
                Quantity
                Rate
                Term

                Locations and
                Quantities

                Description         Zone    Leg   Sec   OBA   Use   Qty

                Quantity Type

                Rates
                Bidding Units                 Rate Form
                Max Tariff Rate               Min. Commitment
                Minimum Rate                  Min Commitment Qty
                Minimum % Max Rate            Pressure Unit
                Rate basis

--------------------------------------------------------------------------------
 Issued on: July 2, 1997                         Effective: August 1, 1997
--------------------------------------------------------------------------------


Original
  Sheet           Pre-arranged Bidder
No. 158B          Bidder Company                      Contact
                  Phone                               Fax
                  Email                               Bid %
                  Matching Deadline                   Bid Amount
                  Affiliate Of

                  Conditions

                  Contingent bid terms
                  Contingency end date
                  Special terms
                  Recall/reput
                  Recall/reput terms

                  Contact

                  Contact Phone No.                   Fax No.
                  Email                               Posting date
                  Notes

                  Evaluation

                  Expected Award

                  Evaluation Method

                  Description

                  Tie Breaking Method

                  Current Bids

                  Term Qty-dth  Rate Amt  Rate %  Est. Valuation Status

--------------------------------------------------------------------------------
 Issued on: July 2, 1997                         Effective: August 1, 1997
--------------------------------------------------------------------------------


Original                   Capacity Release Bid Report Offer No:
  Sheet
No. 158C
                  Rate/Term

                  Rate Amount
                  Rate %
                  Term Start
                  Term End

                  Locations/Quantities

                  Description        Zone    Leg   Sec   OBA   Use   Qty

                  Conditions
                  Contingent bid
                  Standalone bid
                  Award minimum

                  Special Terms

                  Bidder

                  Company                  Contact
                  Phone No.                Fax No.
                  Email                    Posting date
                  Affiliate Of
                  Notes

                  Volumetric Commitment

                  Quantity                 Minimum Volumetric Quantity
                  Percent                  Minimum Volumetric Percent

--------------------------------------------------------------------------------
 Issued on: July 2, 1997                         Effective: August 1, 1997
--------------------------------------------------------------------------------


 Second                                 PRO FORMA
Revised                  BLANKET GAS TRANSPORTATION CONTRACT FOR
 Sheet                FIRM RESERVED SERVICE WITH REPLACEMENT SHIPPER
No. 159
                   This Contract is made as of the _____ day of _________,
              _______ by and between the IROQUOIS GAS TRANSMISSION SYSTEM, L.P., a Delaware limited partnership, herein called

              "Transporter," and [Company], a [state] [legal entity], herein called "Shipper," pursuant to the following recitals and representations:

                   WHEREAS Transporter has received and accepted a Certificate of Public Convenience and Necessity issued by the Federal Energy Regulatory Commission, authorizing Transporter to own, construct and operate a natural gas transmission system, herein called "Transporter's System;"

                   WHEREAS Transporter's System extends in a southeasterly
              direction from a point on the international border between the United States and Canada near Iroquois, Ontario/Waddington, New York, where Transporter's facilities interconnect with those of TransCanada PipeLines Limited ("TransCanada"), through the States of Connecticut and New York, to its terminus near South Commack, New York;

                   WHEREAS Shipper has obtained or is about to obtain capacity released from a Releasing Shipper pursuant to the terms of Section 28 of the General Terms and Conditions of Transporter's FERC Gas Tariff and the specific terms and conditions described in each effective Capacity Release Offer Report ("CROR") which is appended hereto, and which is identical to the CRORs of such Releasing Shippers;

                   WHEREAS each effective CROR appended to this Contract
              constitutes a separate transaction for purposes of Section 4 of the General Terms and Conditions of Transporter's FERC Gas Tariff and sets forth the Term of the release transaction, the rate Shipper is obligated to pay, the Receipt and Delivery Points Shipper may use, the maximum quantity of capacity Shipper has available for its use at these points, and other relevant terms and conditions associated with Shipper's acquisition of the released capacity;

--------------------------------------------------------------------------------
 Issued on: July 2, 1997                         Effective: August 1, 1997
--------------------------------------------------------------------------------


 Second            WHEREAS Shipper has entered or is about to enter into
Revised       gas purchase agreement(s) with Gas Supplier(s) for the
 Sheet        purchase and sale of natural gas;
No. 160
                   WHEREAS [Shipper] has received and accepted all necessary
              regulatory and governmental approvals to purchase and, if appropriate, import gas pursuant to the aforesaid gas purchase agreement(s);

                   WHEREAS Gas Supplier(s) has received and accepted all
              necessary regulatory and governmental approvals to sell and, if appropriate, export gas pursuant to the aforesaid gas purchase agreement(s);

                   WHEREAS Transporter has received and accepted all necessary regulatory and governmental approvals to construct and operate Transporter's System and to transport such gas on behalf of Shipper; and

                   WHEREAS Transporter and Shipper now desire to establish the terms and conditions under which Transporter will render firm, reserved transportation services to Shipper by entering into this Gas Transportation Contract for Firm Reserved Transportation Service;

                   NOW, THEREFORE, in consideration of the mutual covenants and agreements herein assumed, Transporter and Shipper agree as follows:

              ARTICLE I - SCOPE OF CONTRACT

                   1. So long as Shipper satisfies the provisions of Section 3 of the General Terms and Conditions of Transporter's FERC Gas Tariff, including the creditworthiness standards therein, and upon the execution and effectiveness of this Contract, Shipper shall be qualified to bid from time to time on releases of capacity (or acquire such capacity as a Prearranged Replacement Shipper) as set forth in Section 28 of those General Terms and Conditions. If at any time a bid submitted by Shipper is accepted by Transporter, Transporter will post on its EBB an addendum to this Contract in the format set forth on its EBB as a CROR.

--------------------------------------------------------------------------------
 Issued on: July 2, 1997                         Effective: August 1, 1997
--------------------------------------------------------------------------------


  First        Each CROR is an integral part of this Contract; shall be
 Revised       deemed to incorporate the terms of this Contract; and shall
  Sheet        be binding on the Parties. Shipper agrees to advise
No. 160A       Transporter of any material change in the information
               previously provided to Transporter pursuant to Section 3 of the General Terms and Conditions of Transporter's Tariff.

                    2. During the Term of this Contract, on each day on which
               Shipper and Transporter schedule gas for transportation hereunder, Shipper shall cause the Scheduled Input Quantity to be delivered to Transporter at the Receipt Point(s).

                    3. On each day during the Term of this Contract, Transporter shall make the Scheduled Equivalent Quantity available to or on behalf of Shipper at the Delivery Point(s) on a firm basis.

--------------------------------------------------------------------------------
 Issued on: July 2, 1997                         Effective: August 1, 1997
--------------------------------------------------------------------------------


 Second            4.  Shipper shall be solely responsible for securing
Revised       faithful performance by Gas Supplier(s) and/or any applicable

 Sheet        upstream or downstream Shippers in all matters which may
No. 161       affect Transporter's performance hereunder, and Transporter shall not be liable hereunder to Shipper as a result of the failure of Gas Supplier(s) and/or any applicable upstream or downstream Shippers to so perform.

              ARTICLE II - RESERVATION OF FIRM TRANSPORTATION CAPACITY

                   1. Shipper hereby reserves the right to cause Transporter to receive from or for the account of Shipper at each Receipt Point on any day such quantities of natural gas up to the Maximum Input Quantity for such Receipt Point as set forth on the currently effective CROR, and Transporter shall make available to or on behalf of Shipper at each Delivery Point on any day the Equivalent Quantity, not to exceed the Maximum Equivalent Quantity for each Delivery Point as set forth on the currently effective CROR; provided, however, Shipper's right to request service hereunder, and Transporter's obligation to provide such service, shall be subject to the provisions of any Capacity Release Agreement executed by Shipper and Transporter; and, provided further, Shipper's right to request service hereunder and Transporter's obligation to provide such service shall be subject to the terms and conditions stated in each effective CROR.

                   2. Transporter shall make available to Shipper the
              transportation service reserved under this Article II on the days and for the quantities of gas for which such service has been reserved, subject to Shipper's compliance with the terms and conditions of this Contract.

              ARTICLE III - RATE

                   1. During the Term of this Contract, for each Dth of
              Scheduled Equivalent Quantity on any day, Shipper agrees to pay and shall pay the applicable Maximum Transportation Commodity Rate specified in the RTS Rate Schedule as in

--------------------------------------------------------------------------------
 Issued on: July 2, 1997                         Effective: August 1, 1997
--------------------------------------------------------------------------------


Substitute    effect on the day the transportation service is rendered;
  Second      provided, however, that in the event that Transporter determines,
  Revised     in its sole discretion, to render transportation service on behalf
   Sheet      of Shipper for a Discounted Transportation Commodity Rate,
  No. 162     Transporter shall notify Shipper in writing of the amount of such
              Discounted Transportation Commodity Rate, the day(s) on which such rate shall be in effect and the quantities to which such rate applies. For each Dth of Scheduled Equivalent Quantity to which a Discounted Transportation Commodity Rate applies, as set forth in Transporter's notice, Shipper agrees to pay and shall pay the applicable Discounted Transportation Commodity Rate in lieu of the

              Maximum Transportation Commodity Rate.

                   2. During the Term of this Contract, for each Dth per day of the Maximum Input Quantity, at each Receipt Point, Shipper agrees to pay and shall pay the demand rate set forth in each effective CROR hereto, or, if applicable, its volumetric equivalent, including any demand related fees, surcharges, and transition costs.

                   3. If Shipper is a Releasing Shipper, as defined in Section
              28 of the General Terms and Conditions, for each month, the Transportation Demand Charge billed to Shipper shall be credited in accordance with Section 4.3(h) of Rate Schedule RTS and Section
              28.17 of the General Terms and Conditions.

                   4. For each Dth of Scheduled Equivalent Quantity on any day,
              Shipper agrees to pay and shall pay the applicable GRI and ACA Adjustments, Deferred Asset Surcharge, and any other applicable surcharge specified in the RTS Rate Schedule as in effect on the day the transportation service is rendered.

                   5. Shipper agrees that Transporter shall have the unilateral right to file with the FERC and make changes effective in (a) the rates and charges applicable to service pursuant to Transporter's RTS Rate Schedules, or (b) any provision of the General Terms and Conditions applicable to such rate schedules. Transporter agrees that Shipper may contest any such filing or changes and may request the FERC to determine just and reasonable rates and/or terms or conditions of service for Transporter when Shipper believes

--------------------------------------------------------------------------------
 Issued on: July 15, 1997                        Effective: August 1, 1997
--------------------------------------------------------------------------------


 Second       Transporter's rates and/or terms or conditions of service may
Revised       be unjust, unreasonable, unduly discriminatory or
 Sheet        preferential.
No. 163
              ARTICLE IV - RATE SCHEDULES AND GENERAL TERMS AND CONDITIONS

                    This Contract and all terms and provisions contained or
              incorporated herein are subject to the provisions of the RTS Rate Schedule and of the General Terms and Conditions of Transporter's FERC Gas Tariff as such may be revised or superseded from time to time, which RTS Rate Schedule and General Terms and Conditions are by this reference made a part hereof. All of the terms defined in Transporter's Tariff shall have the same meaning wherever used in this Contract.

              ARTICLE V - TERM

                   1.  The Commencement Date shall be _________.

                   2. This Contract shall be effective as of the date first
              hereinabove written; provided, however, that Transporter shall be under no obligation to receive or to deliver any quantities of natural gas hereunder and Shipper shall be under no obligation for any payments hereunder prior to the first day of the Term.

                   3. This Contract shall continue in force and effect until
              [expiration date], and year to year thereafter, unless terminated by either party upon ninety (90) days prior written notice to the other; provided, however, that if the FERC authorizes Transporter to abandon service to Shipper on an earlier date, this Contract shall terminate as of such earlier date. Termination or expiration of this Contract will also result in the termination of each CROR which is effective.

--------------------------------------------------------------------------------
 Issued on: July 2, 1997                         Effective: August 1, 1997
--------------------------------------------------------------------------------


 Third            PRO FORMA BLANKET GAS TRANSPORTATION CONTRACT FOR FIRM
Revised           RESERVED SERVICE WITH REPLACEMENT SHIPPER (Continued)
 Sheet
No. 164       ARTICLE VI - NOTICES

              Notices to Transporter shall be addressed to:

                               Iroquois Gas Transmission
                               System, L.P.
                               c/o Iroquois Pipeline
                               Operating Company
                               One Corporate Drive
                               Suite 600
                               Shelton, Connecticut 06484
                               Attn: Marketing and
                               Transportation

              Notices to Shipper hereunder shall be addressed to:

                               COMPANY
                               ADDRESS
                               CITY

              Either party may change its address under this Article by written notice to the other party.

              ARTICLE VII - TRANSFER AND ASSIGNMENT OF CONTRACT

              Any entity which shall succeed by purchase, merger or consolidation to the properties, substantially as an entirety, of either Transporter or Shipper, as the case may be, shall be entitled to the rights and shall be subject to the obligations of its predecessor in title under this Contract. Any party may, without relieving itself of its obligations under this Contract, assign any of its rights hereunder to an entity with which it is affiliated, but otherwise no assignment of this Contract or of any of the rights or obligations hereunder shall be made unless there first shall have been obtained the written consent thereto of Shipper in the event of an assignment by Transporter or Transporter in the event of an assignment by Shipper, which consents shall not be unreasonably withheld. It is agreed, however, that the restrictions on assignment contained in this Article VII shall not in any way prevent either party to this Contract from pledging or mortgaging its rights hereunder as security for its indebtedness.

--------------------------------------------------------------------------------
 Issued on: April 2, 1997                          Effective: June 1, 1997
--------------------------------------------------------------------------------


Original          PRO FORMA BLANKET GAS TRANSPORTATION CONTRACT FOR FIRM
  Sheet            RESERVED SERVICE WITH REPLACEMENT SHIPPER (Continued)
 No. 165
               ARTICLE VIII - NONRECOURSE OBLIGATION OF PARTNERSHIP AND
               OPERATOR

               Shipper acknowledges and agrees that (a) Transporter is a Delaware limited partnership; (b) Shipper shall have no recourse against any Partner in Transporter with respect to Transporters obligations under this Contract and that its sole recourse shall be against the partnership assets, irrespective of any failure to comply with applicable law or any provision of this Contract; (c) no claim shall be made against any Partner under or in connection with this Contract; (d) Shipper shall have no right of subrogation to any claim of Transporter for any capital contributions from any Partner to Transporter; (e) no claims shall be made against the Operator, its officers, employees, and agents, under or in connection with this Contract and the performance of Operators duties as Operator (provided that this shall not bar claims resulting from the gross negligence or willful misconduct of Operator, it officers, employees or agents) and Shipper shall provide Operator with a waiver of subrogation of Shippers insurance company for all such claims, and (f) this representation is made expressly for the benefit of the Partners in Transporter and Operator.

               ARTICLE IX - LAW OF CONTRACT

               The interpretation and performance of this Contract shall be in accordance with and controlled by laws of the State of New York.

--------------------------------------------------------------------------------
 Issued on: March 22, 1993                    Effective: September 1, 1993
--------------------------------------------------------------------------------

 First           PRO FORMA GAS TRANSPORTATION CONTRACT FOR FIRM RESERVED
Revised                SERVICE WITH REPLACEMENT SHIPPER (Continued)
 Sheet
No. 166 IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed in several counterparts by their proper officers thereunto duly authorized, as of the date first hereinabove written.

               ATTEST:                     IROQUOIS GAS TRANSMISSION
                                           SYSTEM, L.P.
                                           By Its Agent
                                           IROQUOIS PIPELINE OPERATING
                                           COMPANY



               _________________________   By_________________________



               ATTEST:                     By_________________________



               ATTEST:                     COMPANY



               _________________________   By_________________________

--------------------------------------------------------------------------------
 Issued on: April 2, 1997                          Effective: June 1, 1997
--------------------------------------------------------------------------------


 Second                  Capacity Release Offer Report Offer No:
Revised
 Sheet
No. 167        Releasor                     Pipeline
               Contract
               Release Term Start
               Release Term End

               Min. Rate.             Min. % Max Rate       Max. Tariff
                                                            Rate
               Min. Quantity          Max. Quantity

               Locations

               Summary

               Bidding Period         to
               Release Term (days)    to

               Indicators
               Discount               Previously Released
               Permanent Release      Special Terms

               Re-Releasable          Contingent Bids
                                      Acceptable
               Standalone Offer       Recall/Reput

               Pre-arranged

               Disclosure of
               minimums
               Quantity
               Rate
               Term

               Locations and
               Quantities

               Description         Zone    Leg    Sec   OBA   Use   Qty

               Quantity Type

               Rates
               Bidding Units                  Rate Form
               Max Tariff Rate                Min. Commitment
               Minimum Rate                   Min Commitment Qty
               Minimum % Max Rate             Pressure Unit
               Rate basis

--------------------------------------------------------------------------------
 Issued on: July 2, 1997                         Effective: August 1, 1997
--------------------------------------------------------------------------------


 Second
Revised          Pre-arranged Bidder
 Sheet           Bidder Company                      Contact
No. 168
                 Phone                               Fax
                 Email                               Bid %
                 Matching Deadline                   Bid Amount
                 Affiliate Of

                 Conditions

                 Contingent bid terms
                 Contingency end date
                 Special terms
                 Recall/reput
                 Recall/reput terms

                 Contact

                 Contact Phone No.                   Fax No.
                 Email                               Posting Date
                 Notes

                 Evaluation

                 Expected Award

                 Evaluation Method

                 Description

                 Tie Breaking Method

                 Current Bids

                 Term Qty-dth  Rate Amt   Rate %  Est. Valuation Status

--------------------------------------------------------------------------------
 Issued on: July 2, 1997                         Effective: August 1, 1997
--------------------------------------------------------------------------------


 Second                    Capacity Release Bid Report Offer No:
Revised
 Sheet
No. 169          Rate/Term

                 Rate Amount
                 Rate %
                 Term Start
                 Term End

                 Locations/Quantities

                 Description         Zone   Leg   Sec    OBA   Use   Qty

                 Conditions
                 Contingent bid
                 Standalone bid
                 Award minimum

                 Special Terms

                 Bidder

                 Company                   Contact
                 Phone No.                 Fax No.
                 Email                     Posting date
                 Affiliate Of
                 Notes

                 Volumetric Commitment

                 Quantity                  Minimum Volumetric Quantity
                 Percent                   Minimum Volumetric Percent

--------------------------------------------------------------------------------
 Issued on: July 2, 1997                         Effective: August 1, 1997
--------------------------------------------------------------------------------


 First            PRO FORMA BLANKET GAS TRANSPORTATION CONTRACT FOR FIRM

Revised           RESERVED SERVICE WITH REPLACEMENT SHIPPER (Continued)
 Sheet
No. 170                                 [RESERVED]

--------------------------------------------------------------------------------
 Issued on: October 31, 1995                   Effective: December 1, 1995
--------------------------------------------------------------------------------


 Second                  PRO FORMA PARK AND LOAN SERVICE CONTRACT
Revised
 Sheet        This Contract is made as of the [date] day of [month], [year]
No. 171       by and between the IROQUOIS GAS TRANSMISSION SYSTEM, L.P., a
              Delaware limited partnership, herein called Transporter, and [name of shipper], a [state] [entity] herein called Shipper, pursuant to the following recitals and representations:

              WHEREAS, Transporter has received and accepted a Certificate of Public Convenience and Necessity issued by the Federal Energy Regulatory Commission, authorizing Transporter to own, construct and operate a natural gas transmission system, herein called Transporters System;

              WHEREAS, Transporters System extends in a southeasterly direction from a point on the international border between the United States and Canada near Iroquois, Ontario/Waddington, New York, where Transporters facilities interconnect with those of TransCanada PipeLines Limited (TransCanada), through the States of Connecticut and New York, to its terminus near South Commack, New York;

              WHEREAS, Shipper has entered or is about to enter into certain contract(s) with third parties for the purchase and sale of natural gas (Shippers Contracts);

              WHEREAS, Shipper represents that the purchaser of the gas under Shippers Contracts, either Shipper or a third-party purchaser, as the case may be, has received and accepted all necessary regulatory and governmental approvals to purchase and, if appropriate, import gas pursuant to Shippers Contracts;

              WHEREAS, Shipper represents that the seller of the gas under Shippers Contracts, either Shipper or a third-party seller, as the case may be, has received and accepted all necessary regulatory and governmental approvals to sell and, if appropriate, export gas pursuant to Shippers Contracts;

              WHEREAS, Transporter has received and accepted all necessary regulatory and governmental approvals to construct and operate Transporters System and to provide park and loan service on behalf of Shipper; and

              WHEREAS, Transporter and Shipper now desire to establish the terms and conditions under which Transporter will render park and loan service to Shipper by entering into this Park and Loan Service Contract;

--------------------------------------------------------------------------------
 Issued on: March 29, 1996                          Effective: May 1, 1996
--------------------------------------------------------------------------------


 Third             PRO FORMA PARK AND LOAN SERVICE CONTRACT (Continued)
Revised
 Sheet        NOW, THEREFORE, in consideration of the mutual covenants and
No. 172       agreements herein assumed, Transporter and Shipper agree as follows:

              ARTICLE I - SCOPE OF CONTRACT

              1. On the Commencement Date and each day thereafter on which Shipper and Transporter schedule parking service and subject to the interruption of service by Transporter in accordance with this Contract and Transporters Tariff, (i) Shipper shall cause the Parked Quantity to be delivered to Transporter at the Parking Point(s) and (ii) Transporter shall hold the Parked Quantity for Shippers Account and, upon scheduling, redeliver any Parked Quantities to or on behalf of Shipper at the Parking Point(s).

              2. On the Commencement Date and each day thereafter on which Shipper and Transporter schedule Loan Service and subject to the interruption of service by Transporter in accordance with this Contract and Transporters Tariff, (i) Transporter shall make available to or on behalf of Shipper the Loaned Quantity at the Loan Point(s) and (ii) upon scheduling, Shipper shall cause any Loaned Quantities to be redelivered to Transporter at the Loan Point(s).

              3. Shipper shall be solely responsible for securing faithful performance by the supplier(s) of natural gas under Shippers Contracts and/or any applicable upstream or downstream shippers in all matters which may affect Transporters performance hereunder, and Transporter shall not be liable hereunder to Shipper as a result of the failure of said gas supplier(s) and/or any applicable upstream or downstream shippers to so perform.

              4. In the event that Shipper wishes to move Parked Quantities or Loaned Quantities from one Parking or Loan Point to another Parking or Loan Point on Transporters system, Shipper shall be responsible for arranging such transportation in accordance with the provisions of Rate Schedules RTS or ITS and the General Terms and Conditions of Transporters Tariff.

              ARTICLE II - PARK AND LOAN CAPACITY

              1. Shipper hereby contracts for the right (i) to cause Transporter to receive from or for the account of Shipper at each Parking Point such quantities of natural gas specified by

--------------------------------------------------------------------------------
 Issued on: October 17, 1997                  Effective: November 16, 1997
--------------------------------------------------------------------------------


 Second            PRO FORMA PARK AND LOAN SERVICE CONTRACT (Continued)
Revised
 Sheet        Shipper, which, upon scheduling shall be redelivered to
No. 173       Shipper to such Parking Point(s) and (ii) to cause
              Transporter to make available to or for the account of Shipper at each Loan Point such quantities of natural gas up to the Maximum
              Balance Quantity as set forth on the currently effective Schedule
              1 appended hereto, which, upon scheduling shall be redelivered to Transporter by Shipper at such Loan Point(s).

              2. Transporter shall make available to Shipper the park and loan service contracted for under this Article II on the days and for the quantities of gas for which Transporter has park and loan capacity available to Shipper, subject to Shippers compliance with the terms and conditions of this Contract.

              ARTICLE III - RATE

              1. For each Dth of the Injected Quantity and the Withdrawal Quantity injected or withdrawn on any day, Shipper agrees to pay and shall pay the applicable Maximum Injection/Withdrawal Rate specified in Rate Schedule PAL as in effect on the day the park and loan service is rendered; provided, however, that in the event that Transporter determines, in its sole discretion, to render park and loan service systemwide at a Discounted Injection/Withdrawal Rate, Transporter shall post the amount of such Discounted Injection/Withdrawal Rate, the day(s) on which such rate shall be in effect and the quantities to which such rate applies on its Electronic Bulletin Board. Such discounted rates may vary on a daily basis. For each Dth of Injected Quantity and Withdrawal Quantity to which a Discounted Injection/Withdrawal Rate applies, as set forth on Transporters Electronic Bulletin Board, Shipper agrees to pay and shall pay the applicable Discounted Injection/Withdrawal Rate in lieu of the Maximum Injection/Withdrawal Rate.

              2. For each Dth of the Parked Balance and Loan Balance held for Shippers account each day on Transporters System, Shipper agrees to pay and shall pay the applicable Maximum Daily Balance Rate specified in Rate Schedule PAL as in effect on the day the Park and Loan Service is rendered; provided, however, that in the event that Transporter determines, in its sole discretion, to render park and loan service systemwide at a Discounted Daily Balance Rate, Transporter shall post the amount of such Discounted Daily Balance Rate, the day(s) on which such

--------------------------------------------------------------------------------
 Issued on: March 29, 1996                          Effective: May 1, 1996
--------------------------------------------------------------------------------

 Second            PRO FORMA PARK AND LOAN SERVICE CONTRACT (Continued)
Revised
 Sheet        rate shall be in effect and the quantities to which such rate
No. 174       applies on its Electronic Bulletin Board. Such discounted
              rates may vary on a daily basis. For each Dth of the Parked
              Balance and Loan Balance to which a Discounted Daily Balance Rate applies, as set forth on Transporters Electronic Bulletin Board, Shipper agrees to pay and shall pay the applicable Discounted
              Daily Balance Rate in lieu of the Maximum Daily Balance Rate.

              3. For each Dth of the Injection Quantity, Shipper agrees to pay and shall pay the applicable ACA Adjustment specified in Rate Schedule PAL as in effect on the day the park and loan service is rendered.

              4. Shipper agrees that Transporter shall have the unilateral right to file with the FERC and make changes effective in (a) the rates and charges applicable to service pursuant to Transporters Rate Schedule PAL, or (b) any provision of the General Terms and Conditions applicable to such rate schedule. Transporter agrees that Shipper may contest any such filing or changes and may request the FERC to determine just and reasonable rates and/or terms or conditions of service for Transporter when it believes Transporters rates and/or terms or conditions of service may be unjust, unreasonable, unduly discriminatory or preferential.

              ARTICLE IV - RATE SCHEDULES AND GENERAL TERMS AND CONDITIONS

              This Contract and all terms and provisions contained or incorporated herein are subject to the provisions of the Rate Schedule PAL and of the General Terms and Conditions of Transporters FERC Gas Tariff as such may be revised or superseded from time to time, which Rate Schedule PAL and General Terms and Conditions are by this reference made a part hereof. All of the terms defined in Rate Schedule PAL and Transporters Tariff shall have the same meaning wherever used in this Contract.

              ARTICLE V - TERM

              1.   The Commencement Date shall be [date] .

              2.   This Contract shall be effective as of the date

--------------------------------------------------------------------------------
 Issued on: March 29, 1996                          Effective: May 1, 1996
--------------------------------------------------------------------------------


 Second            PRO FORMA PARK AND LOAN SERVICE CONTRACT (Continued)
Revised
 Sheet        first hereinabove written; provided, however, that

No. 175 Transporter shall be under no obligation to provide park and loan service hereunder and Shipper shall be under no obligation for any payments hereunder prior to the Commencement Date.

              3. This Contract shall continue in force and effect for a primary term of one (1) year from the Commencement Date, and from year to year thereafter unless either party terminates this Contract by giving ninety (90) days notice to the other party.

              ARTICLE VI - NOTICES

                               Iroquois Gas Transmission
                               System, L.P.
                               c/o Iroquois Pipeline
                               Operating Co.
                               One Corporate Drive, Suite
                               606
                               Shelton, Connecticut 06484
                               Attn: Marketing and
                               Transportation

              Notices to Shipper hereunder shall be addressed to:

                                [Name of Shipper]
                                    [address]

              Either party may change its address under this Article by written notice to the other party.

              ARTICLE VII - TRANSFER AND ASSIGNMENT OF CONTRACT

              Any entity which shall succeed by purchase, merger or consolidation to the properties, substantially as an entirety, of either Transporter or Shipper, as the case may be, shall be entitled to the rights and shall be subject to the obligations of its predecessor in title under this Contract. Any party may, without relieving itself of its obligations under this Contract, assign any of its rights hereunder to an entity with which it is affiliated, but otherwise no assignment of this Contract or of any of the rights or obligations hereunder shall be made unless there first shall have been obtained the written consent thereto of Shipper in the event of an assignment by Transporter or Transporter in the event of an assignment by Shipper, which consents shall not be unreasonably withheld. It is agreed,

--------------------------------------------------------------------------------
 Issued on: March 29, 1996                          Effective: May 1, 1996
--------------------------------------------------------------------------------


 Second            PRO FORMA PARK AND LOAN SERVICE CONTRACT (Continued)
Revised
 Sheet        however, that the restrictions on assignment contained in
No. 176       this Article VII shall not in any way prevent either party to this Contract from pledging or mortgaging its rights hereunder as security for its indebtedness.

              ARTICLE VIII - NONRECOURSE OBLIGATION OF PARTNERSHIP AND
              OPERATOR

              Shipper acknowledges and agrees that (a) Transporter is a Delaware limited partnership; (b) Shipper shall have no recourse against any Partner in Transporter with respect to the obligations of Transporter under this Contract and that its sole recourse shall be against the partnership assets, irrespective of any failure to comply with applicable law or any provision of this Contract; (c) no claim shall be made against any Partner under or in connection with this Contract; (d) Shipper shall have no right of subrogation to any claim of Transporter for any capital contributions from any Partner to Transporter; (e) no claims shall be made against the Operator, its officers, employees, and agents, under or in connection with this Contract and the performance of Operators duties as Operator (provided that this shall not bar claims resulting from the gross negligence or willful misconduct of Operator, its officers, employees or agents); and Shipper shall provide Operator with a waiver of subrogation of Shippers insurance company for all such claims, and (f) this representation is made expressly for the benefit of the Partners in Transporter and Operator.

              ARTICLE IX - LAW OF CONTRACT

              The interpretation and performance of this Contract shall be in accordance with and controlled by the laws of the State of New York.

--------------------------------------------------------------------------------
 Issued on: March 29, 1996                          Effective: May 1, 1996
--------------------------------------------------------------------------------


Original           PRO FORMA PARK AND LOAN SERVICE CONTRACT (Continued)
  Sheet
No. 176A IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed in several counterparts by their proper officers thereunto duly authorized, as of the date first hereinabove written.

                ATTEST:                     IROQUOIS GAS TRANSMISSION
                                            SYSTEM, L.P.
                                            By Its Agent
                                            IROQUOIS PIPELINE OPERATING
                                            COMPANY



                _________________________   By_________________________

                ATTEST:                     By_________________________



                ATTEST:                     [NAME OF SHIPPER]



                _________________________   By_________________________

--------------------------------------------------------------------------------
 Issued on: March 29, 1996                          Effective: May 1, 1996
--------------------------------------------------------------------------------


 Second            PRO FORMA PARK AND LOAN SERVICE CONTRACT (Continued)
Revised
 Sheet                                  SCHEDULE 1
No. 177         Maximum Balance Quantity:

                Pressure:                Minimum:

--------------------------------------------------------------------------------
 Issued on: March 29, 1996                          Effective: May 1, 1996
--------------------------------------------------------------------------------


 Second            PRO FORMA PARK AND LOAN SERVICE CONTRACT (Continued)
Revised
 Sheet                     [THIS SHEET RESERVED FOR FUTURE USE]
No. 178

--------------------------------------------------------------------------------
 Issued on: March 29, 1996                          Effective: May 1, 1996
--------------------------------------------------------------------------------


    First             PRO FORMA PARK AND LOAN SERVICE CONTRACT (Continued)
   Revised
    Sheet                 Sheet Nos. 179-180 reserved for future use.
No. 179 - 180

--------------------------------------------------------------------------------
 Issued on: November 30, 1995                   Effective: January 1, 1996
--------------------------------------------------------------------------------


 Fourth         SERVICE REQUEST FORM FOR IROQUOIS GAS TRANSMISSION SYSTEM,
Revised                                    L.P.
 Sheet
No. 181       Any party requesting Gas Transportation Service or Park and
              Loan Service on Transporters system must complete a Service Request Form in keeping with Section 3 of the General Terms and Conditions of Transporter's currently effective FERC Gas Tariff.

              Completed Service Request Forms shall be forwarded to:

                          Contract Administrator
                          Iroquois Gas Transmission System, L.P.
                          c/o Iroquois Pipeline Operating Co.
                          One Corporate Drive, Suite 600
                          Shelton, CT 06484
                          Fax: 203-929-9501

              No request for service shall be considered nor entered into Transporter's transportation log until a completed Service Request Form is received by Transporter.

               1.   Type of Service      ___ RTS     ___ ITS     ___ PALS
                    (check one):         ___ Potential Capacity
                                         Replacement: complete only
                                         sections 8 through 11 and submit
                                         with a Blanket Capacity Release
                                         Form

               2. (a) Percentage of Maximum Rate Shipper is willing to pay (Applicable to RTS Service only): ___% or
                    (b) Negotiated Rate or Rate Under Negotiated Rate Formula Shipper is willing to pay (Applicable to RTS and ITS Service Only)

               3.   Date Service is Requested to Commence:_______________

               4.   Date Service is Requested to Terminate:_______________

               5.   Requesting Party (Complete Legal Name):
                    ------------------------------------

                    (a)   Type of Legal Entity: ____________________

                    (b)   State of Incorporation: _________________

                    (c)   Shipper is (Check one):

                    ___ Interstate       ___ Intrastate pipeline
                    pipeline

                    ___ Hinshaw          ___ LDC
                    pipeline

                    ___ End-User         ___ Producer

                    ___ Marketer         ___ Broker

                    ___ Other (specify): _______________

--------------------------------------------------------------------------------
 Issued on: October 17, 1997                  Effective: November 16, 1997
--------------------------------------------------------------------------------


 Third          SERVICE REQUEST FORM FOR IROQUOIS GAS TRANSMISSION SYSTEM,

Revised                              L.P. (Continued)
 Sheet
No. 182 If Shipper is acting as agent in arranging this service, specify below each principal (complete legal name, type of legal entity and state of incorporation) and its respective type of company (Shipper must supply agency agreements for each principal).

               ----------------------------------------------------------

               ----------------------------------------------------------

              6. Are additional or new facilities required to be installed or constructed by any party which are necessary for receipt of gas by Transporter or for delivery to and/or utilization of gas by the Shipper or direct or indirect customers of the Shipper? If so, please specify:

               ------------------------------------------------------------

               ------------------------------------------------------------

               ------------------------------------------------------------

              7. Name and full title of officer (or general partner) of Shipper who will execute service agreement with Iroquois:

               ------------------------------------------------------------

               ------------------------------------------------------------

              8.   Contact Person for Request:_________________________

               Mailing Address:
               -------------------------------------

               --------------------------------------------------

               Street
               Address:______________________________________

               --------------------------------------------------

               Phone: _______________________

               Fax No: ______________________

--------------------------------------------------------------------------------
 Issued on: October 17, 1997                  Effective: November 16, 1997
--------------------------------------------------------------------------------


 Fourth         SERVICE REQUEST FORM FOR IROQUOIS GAS TRANSMISSION SYSTEM,
Revised                              L.P. (Continued)
 Sheet
No. 183       9.   Twenty-four hour emergency contact person for purposes of
              dispatching gas to and from receipt and delivery points:

               ------------------------------------------------------------

               Mailing Address:
               ------------------------------------------------------------

               ------------------------------------------------------------

               Street Address:
               ------------------------------------------------------------

               ------------------------------------------------------------

               Phone: ________________

               Fax No: ________________

               Home Phone: _______________

               Beeper or Cellular (Circle One):
               ----------------

              10. Person to whom invoices and billing notices are to be directed:

              ------------------------------------------------------------

              Mailing Address:
              ------------------------------------------------------------

              ------------------------------------------------------------

              Street Address:
              ------------------------------------------------------------

              ------------------------------------------------------------

              Phone: ______________________

              Fax No: ______________________

              11. Names, titles, phone and fax numbers of duly authorized persons designated to submit nominations to transporter on behalf of Shipper for the requested service:

                    Name       Title          Phone         Fax





--------------------------------------------------------------------------------
 Issued on: October 17, 1997                  Effective: November 16, 1997
--------------------------------------------------------------------------------


 Fifth          SERVICE REQUEST FORM FOR IROQUOIS GAS TRANSMISSION SYSTEM,

Revised                              L.P. (Continued)
 Sheet
No. 184       12.   Proposed Receipt Points and Volume (RTS and ITS Service
              Only)

               __________ Check here if INTERRUPTIBLE service is requested at ALL available Receipt Points. Otherwise, designate requested Receipt Points and information below: (Use additional sheets if necessary). YOU MUST STILL INDICATE VOLUMES FOR INTERRUPTIBLE SERVICE; use the starred (*) cell.

                              Receipt   Receipt   Receipt   TOTAL
                              Point 1   Point 2   Point 3

                Maximum
                Input
                Quantity,
                Mcf

                Maximum
                Input
                Quantity, Dt

                Estimated
                Total Input
                Quantities
                to be
                Transported
                Through
                Receipt
                Point Over
                Term of
                Service, Mcf

                Estimated
                Total Input
                Quantities
                to be
                Transported
                Through
                Receipt
                Point Over
                Term of
                Service, Dt

                Name and
                Address of
                Entity Which
                Will Deliver
                Gas to
                Transporter
                on Shippers
                Behalf

--------------------------------------------------------------------------------

 Issued on: October 17, 1997                  Effective: November 16, 1997
--------------------------------------------------------------------------------


 Fifth          SERVICE REQUEST FORM FOR IROQUOIS GAS TRANSMISSION SYSTEM,
Revised                              L.P. (Continued)
 Sheet
No. 185       13.   Proposed Delivery Points and Volumes (RTS and ITS
              Service Only)

               __________ Check here if INTERRUPTIBLE service is requested at ALL available Delivery Points. Otherwise, designate requested Delivery Points and information below: (Use additional sheets if necessary). YOU MUST STILL INDICATE VOLUMES FOR INTERRUPTIBLE SERVICE; use the starred (*) cell.

                              Receipt   Receipt   Receipt   TOTAL
                              Point 1   Point 2   Point 3

                Maximum
                Equivalent
                Quantity,
                Mcf

                Maximum
                Equivalent
                Quantity, Dt

                Estimated
                Total
                Equivalent
                Quantities
                to be
                Transported
                Through
                Receipt
                Point Over
                Term of
                Service, Mcf

                Estimated
                Total
                Equivalent
                Quantities
                to be
                Transported
                Through
                Receipt
                Point Over
                Term of
                Service, Dt

                Name and
                Address of
                Entity Which

                Will Deliver
                Gas to
                Transporter
                on Shipper's
                behalf

--------------------------------------------------------------------------------
 Issued on: October 17, 1997                  Effective: November 16, 1997
--------------------------------------------------------------------------------


 Fourth       SERVICE REQUEST FORM FOR IROQUOIS GAS TRANSMISSION SYSTEM, L.P.
Revised                                 (Continued)
 Sheet
No. 186       14.   Proposed Maximum Balance Quantity (PAL Service Only) ____

              15. Shipper Certification: Shipper hereby certifies that Shipper has title or current contractual right to acquire title to the gas supply for which transportation or park and loan service is requested, and that Shipper has or will enter into all contractual arrangements necessary to ensure that all upstream and downstream transportation is in place prior to the date on which service is requested to commence.

              16. This form is provided for the convenience of Shipper in complying with the transportation and park and loan service request procedures of Transporter's currently effective FERC Gas Tariff. Nevertheless, it is Shipper's responsibility to provide all of the information necessary to satisfy Transporter.

                                                  Yours very truly,

                                                  ---------------------------
                                                  (Shipper)

              Signed:                             Date:
                     -----------------------           ----------------------

              Print                               Title:
              Name:                                     ------------------------
                   -------------------------
                                     Internal Use Only

                        1.   Date and Time Request received:

                        ----------------------------

                        2.   Sufficient Date: (Y/N)

                        ------------------------------------

                               If NO, data missing:

                        --------------------------------------

                               If NO, date letter sent/call made:

                        ----------------------------

                        3.   Contract Date:

                        -------------------------------------------

                        4.   Contract No.:

                        --------------------------------------------

                        5.   Iroquois Representative:

                        -----------------------------------

--------------------------------------------------------------------------------
 Issued on: October 17, 1997                  Effective: November 16, 1997
--------------------------------------------------------------------------------


 First          SERVICE REQUEST FORM FOR IROQUOIS GAS TRANSMISSION SYSTEM,
Revised                              L.P. (Continued)
 Sheet
No. 187                  [Sheet No. 187 reserved for future use.]

--------------------------------------------------------------------------------
 Issued on: July 20, 1993                     Effective: September 1, 1993
--------------------------------------------------------------------------------

 Third                       IROQUOIS SHIPPER NOMINATION FORM
Revised
 Sheet
No. 188                                            NOMINATION REVISION Yes/No

        SHIPPER NAME:                              EFFECTIVE DATE & TIME:
                     -----------------------
                                                   --------------------

        NOMINATOR'S                                END DATE & TIME:
        SIGNATURE:
                  --------------------------       --------------------

        SHIPPER'S TELEPHONE:                       SHIPPER 24 HR PHONE:

        --------------------                       --------------------

        SHIPPER'S FAX #:                           ADDITIONAL AFTER-HOUR #:
                        --------------------
                                                   --------------------
        TRANSPORT CONTRACT
        #:
          ------------------

         RECEIPTS                              DELIVERIES

         Rank  Point   U/Stream    Volume      Rank   Point   D/Stream    Volume
                       Supplier                               Contract

                 TOTAL RECEIPTS:                      TOTAL DELIVERIES:

         TRANSPORTATION                        PARK & LOAN CONTRACT
                                               #: _______________

         Rank  Point   U/Stream    Volume      Rank   Point   D/Stream    Volume
                       Supplier                               Contract













              TOTAL TRANSPORTED:                         TOTAL PAL NOM:

       Please receive, transport, deliver and/or park gas under the contracts as indicated above.

       All quantities are in Dekatherms. This nomination will remain in effect until further notice.

       IGTS USE:__________

--------------------------------------------------------------------------------
 Issued on: April 2, 1997                          Effective: June 1, 1997
--------------------------------------------------------------------------------


Original               IROQUOIS SHIPPER NOMINATION FORM (Continued)
  Sheet
No. 188A         1. Please submit a separate nomination for each contract.
                 2. Total Delivered Scheduled Equivalent Quantity cannot
                    exceed contract mcf x the BTU factor.
                 3. This nomination infers that both Supplier and
                    Downstream Operator have been notified and have agreed to deliver and accept the above quantities. Shipper avers that it has or is currently using its best efforts to secure agreements from all upstream and downstream entities to deliver and accept the above quantites.
                 4. Rate Code required only if gas is being transported under a negotiated rate. If no rate code is specified, full rate will be assumed.
                 5. Please use latest MV/Fuel Factor specified for each
                    class of service requested.
                 6. When MV Factor is positive, multiply by Receipt
                    Quantity. When negative, by Delivered Quantity.
                 7. Billing will be based on Scheduled Equivalent

                    Quantities.
                 8. Ranking of suppliers is required for allocating
                    purposes only.

--------------------------------------------------------------------------------
 Issued on: November 30, 1995                   Effective: January 1, 1996
--------------------------------------------------------------------------------


 Second                IROQUOIS SHIPPER NOMINATION FORM (Continued)
Revised
 Sheet        Notes:
No. 189
                1. Please submit a separate nomination form for each
                   contract.

                2. Please use the currently effective Measurement
                   Variance/Fuel Use Factor.

              In the event that Transportation Commodity or Park and Loan Charges are prepaid, Transporter shall upon termination of service refund to Shipper any applicable amount pursuant to Section 3.6 of the General Terms and Conditions.

--------------------------------------------------------------------------------
 Issued on: November 30, 1995                   Effective: January 1, 1996
--------------------------------------------------------------------------------


 First                        BLANKET CAPACITY RELEASE FORM
Revised
 Sheet
No. 190         Please forward your   Contract Administrator
                Completed Form to:    Iroquois Gas Transmission System, L.P.
                                      c/o Iroquois Pipeline Operating Co.
                                      One Corporate Drive, Suite 600
                                      Shelton, CT 06484
                                      Fax: (203) 929-9501

              No request for service shall be considered nor entered into Transporter's transportation log until a completed Blanket Capacity Release Form and appropriate Credit information, including a completed Shipper Credit Form and DUNS number, are received by Transporter.


                            REPLACEMENT SHIPPERS ONLY:

                      Shipper Full Legal Name:

                      ----------------------------

                      DUNS Number for the entity listed above*:

                      ----------------------------

                      Type of Legal Entity:

                      -------------------------------------------

                      State of Incorporation:

                      --------------------------------------------

                      If at this time, you are not a Shippper on Iroquois (RTS, ITS or PALS), you must also complete Sections 8 through 11 of Iroquois' Service Request Form, found beginning on page 181 of Iroquois' FERC Tariff.


                             RELEASING SHIPPERS ONLY:

                      Shipper Full Legal Name:

                      ----------------------------

                      DUNS Number for the entity listed above*:

                      ----------------------------

                           Current Contract Number(s):

                      -------------------------------------------

--------------------------------------------------------------------------------
 Issued on: October 17, 1997                  Effective: November 16, 1997
--------------------------------------------------------------------------------


 First                    BLANKET CAPACITY RELEASE FORM (cont.)
Revised
 Sheet
No. 191
                       ALL SHIPPERS:

                       Name and full title of officer (or general partner) of Shipper who will execute service agreement with Iroquois:

                       --------------------------------

                        Contact Person for this request:

                       ------------------------------------

                            phone ____________________
                            fax ____________________

                       Shipper Certification:
                       Shipper hereby certifies that Shipper has title or current contractual right to acquire title to the gas supply for which transportation service is requested, and that Shipper has or will enter into all contractual arrangements necessary to ensure that all upstream and downstream transportation is in place prior to the date on which service is requested to commence.

                       This form is provided for the convenience of the Shipper in complying with the transportation request procedures of Transporter's currently effective FERC Gas Tariff. Nevertheless, it is Shipper's responsibility to provide all of the information necessary to satisfy Transporter.

                       Signed ___________________     Date

                       ------------------

                       Print Name _______________     Date

                       ------------------

              *DUNS Numbers are mandatory for capacity release, which will be done via NrG. Please call Electronic Commerce Coordinator at 203-944-7020 if you have any questions regarding your DUNS number, including whether you currently have one listed with us from previous solicitations.

              Please call Contract Administrator, at 203-925-7274 if you have any questions.

--------------------------------------------------------------------------------
 Issued on: October 17, 1997                  Effective: November 16, 1997
--------------------------------------------------------------------------------


 First                    BLANKET CAPACITY RELEASE FORM (cont.)
Revised                                 FACT SHEET
 Sheet
No. 192       Current Firm Shippers

              1) Fax or mail a completed Blanket Capacity Release Form to Iroquois. Be sure to keep a copy.

              2) Execute and return Blanket Capacity Release Releasing Shipper Contract within 5 days of receipt.

              3) Contact Electronic Commerce Coordinator, at 203-944-7020 IF you do not have an NrG Account on Iroquois.

              Potential Replacement Shippers

              1) Fax or mail a completed Blanket Capacity Release Form to Iroquois. Be sure to keep a copy.

              2) IF at this time you are not a Shipper on Iroquois (RTS, ITS or PALS), you must also complete Sections 8 through 11 of Iroquois' Service Request Form, found beginning on page 181 of Iroquois' FERC Tariff.

              3)   Supply appropriate Credit information for review:

                   --a copy of your most recent audited financial statement;

                   --a copy of your most recent twelve-month audited financial statement or Annual Report and, if applicable, 10-K form;

                   --a list of your affiliates, including parents and subsidiaries, if applicable;

                   --a completed Shipper Credit Information Form
                   (obtainable from Contract Administrator); and

                   --DUNS number (GISB requirement).

              4) Execute and return Blanket Capacity Release Replacement Shipper Contract within 5 days of receipt.

              5) Contact Electronic Commerce Coordinator, at 203-944-7020 IF you do not have an NrG Account on Iroquois.

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 Issued on: October 17, 1997                  Effective: November 16, 1997
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 First                    BLANKET CAPACITY RELEASE FORM (cont.)
Revised
 Sheet        How Blanket Capacity Release will work:
No. 193
              1)   Releasing Shippers will post available capacity on NrG
              Highway. Anyone with access to NrG will be able to read the notices of capacity. HOWEVER, ONLY THOSE SHIPPERS WHO HAVE:

                   --a fully executed Blanket Capacity Release Replacement Shipper Contract; AND

                   --appropriate Financial Assurances in place; AND

                   --a fully-executed NrG Customer Use Agreement

              will be able to bid on released capacity. NO EXCEPTIONS.

              2) All bids are binding. Once bidding closes, both the Releasing Shipper and the winning bidder will be able to print from NrG Highway a Capacity Release Offer Report (CROR). The CROR will list all details of the Capacity Release: Releasing Shipper, Replacement Shipper; volumes, rate, recallability, etc.

              3) DUNS Numbers are mandatory for capacity release, which will be done via NrG. Please call Electronic Commerce Coordinator, at 203-944-7020 if you have any questions regarding your DUNS number, including whether you currently have one listed with us from previous solicitations.

              For further clarification, please refer to Section 28 of the General Terms and Conditions of Iroquois FERC Gas Tariff.

              Please call Contract Administrator, at 203-925-7274 if you have any questions.

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 Issued on: October 17, 1997                  Effective: November 16, 1997
--------------------------------------------------------------------------------


   First            Sheet Nos. 194 through 199 reserved for
  Revised                         future use.
   Sheet
No. 194-199

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 Issued on: October 17, 1997                  Effective: November 16, 1997
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